As filed with the Securities and Exchange Commission on February 26, 2026

Securities Act File No. 333-291877

Investment Company Act File No. 811-24142

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-2

(CHECK APPROPRIATE BOX OR BOXES)

[X] REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

[X] PRE-EFFECTIVE AMENDMENT NO. 1

[X] REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

[X] AMENDMENT NO. 1

WVB Blackstone All Privates Fund

(Exact name of Registrant as Specified in Charter)

280 Congress Street

Boston, MA 02210

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (617) 951-5000

Wellington Management Company LLP

280 Congress Street

Boston, MA 02210

USA

(Name and Address of Agent for Service)

Copies to:

Kyle T. Sullivan

Wellington Management Company LLP

280 Congress Street

Boston, MA 02210

USA

Christopher D. Christian, Esq. Dechert LLP One International Place, 40th Floor 100 Oliver Street Boston, MA 02110	Aaron D. Withrow, Esq. Dechert LLP 1900 K Street, N.W. Washington, D.C. 20006

Approximate Date of Commencement of Proposed Public Offering:

As soon as practicable after the effective date of this Registration Statement.

[ ]	Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans.

[X]	Check box if any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with dividend or interest reinvestment plans.

[ ]	Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto.

[ ]	Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act.

[ ]	Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act.

It is proposed that this filing will become effective (check appropriate box):

[ ]	when declared effective pursuant to section 8(c) of the Securities Act

If appropriate, check the following box:

[ ]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

[ ]	This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: ______.

[ ]	This Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: ______.

[ ]	This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: ______.

Check each box that appropriately characterizes the Registrant:

[X]	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (the “Investment Company Act”)).

[ ]	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).

[ ]	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).

[ ]	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).

[ ]	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).

[ ]	Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934).

[ ]	If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act.

[X]	New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

PRELIMINARY PROSPECTUS

Dated February 26, 2026

Subject to Completion

The information in this preliminary prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the U.S. Securities and Exchange Commission is effective. This preliminary prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer is not permitted.

PROSPECTUS

WVB BLACKSTONE ALL PRIVATES FUND

SHARES OF BENEFICIAL INTEREST

[Class A Shares

Class I Shares

Class M Shares]

[●], 2026

The WVB Blackstone All Privates Fund (the “Fund”) is a newly organized Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. Wellington Management Company LLP (the “Adviser” or “WMC”) serves as the investment adviser to the Fund. The Fund is offering through this prospectus three separate classes of shares of beneficial interest (“Shares”) designated as [Class A (“Class A Shares”), Class I (“Class I Shares”) and Class M (“Class M Shares”)], respectively.

Investment Objective. The Fund’s investment objective is to seek to provide attractive risk adjusted returns. There can be no assurance that the Fund will achieve its investment objective.

Principal Investment Strategies. The Fund seeks to achieve its investment objective by investing primarily in pooled investment vehicles sponsored by affiliates of Blackstone Inc. (collectively, “Blackstone”), directly or indirectly, and other investments that provide exposure to a broad range of asset classes and geographies in private markets. Under normal market conditions, the Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) directly or indirectly in Blackstone Underlying Funds (as defined on page 24 in the “Investment Program—Investment Strategies” section of the Prospectus) that provide exposure to private market investments. The term “private markets” refers to investments that are not traded on public exchanges, including, but not limited to, private equity, private credit, real estate and infrastructure. The Fund may not have exposure to all private markets asset classes and strategies at all times, and the Fund’s allocations across sectors, asset classes, industries and geographic regions are expected to vary over time in the sole discretion of the Adviser. The Fund’s portfolio may, at any given time, be more heavily weighted to one or more sectors, asset classes, industries and geographic regions.

Blackstone Underlying Funds are pooled investment vehicles sponsored by Blackstone and may include registered investment companies, business development companies, real estate investment trusts, private funds (i.e., private investment funds excluded from the definition of “investment company” pursuant to Sections 3(c)(1) or 3(c)(7) of the 1940 Act) and other investment vehicles through which Blackstone may provide access to investment opportunities in private markets. Blackstone Underlying Funds shall include, but shall not be limited to, [●], [●], [●] and [●] (each, a “Blackstone Initial Fund” and collectively, the “Blackstone Initial Funds”). Additionally, during certain periods, the term “Blackstone Underlying Funds” shall include “Temporary Private Markets Exposure Proxies.” Please refer to page 24 in the “Investment Program—Investment Strategies” section of the Prospectus for further information. Unless otherwise specified, references to a Blackstone Underlying Fund or Blackstone Underlying Funds do not include Temporary Private Markets Exposure Proxies. The Adviser’s allocation and reallocation of the Fund’s assets among Blackstone Underlying Funds will take into consideration a variety of factors, including but not limited to, market environment analysis (which considers various market factors that may impact a Blackstone Underlying Fund), financial modeling techniques to assess risk and uncertainty, including scenario and sensitivity analysis and stress tests, behavior of returns, correlations (i.e., the relationship among various Blackstone Underlying Funds and/or markets, including the degree to which they move in relation to each other), beta (i.e., measures of returns relative to applicable markets), and volatility, and the role of exposure in the overall solution design.

i

The Fund also may invest a portion of its net assets in registered investment companies, including mutual funds and exchange-traded funds (“ETFs”), or directly in securities and derivatives, in each case providing exposure to short duration fixed income securities, money market investments and other investments considered by the Adviser to be liquid. These exposures shall be obtained primarily through allocations of the Fund’s assets by the Adviser to Blackstone Underlying Funds that provide daily liquidity and investment vehicles managed by The Vanguard Group, Inc. or its affiliates (together with its affiliates, “Vanguard,” and each such vehicle, a “Vanguard Underlying Fund,” and together with the Blackstone Underlying Funds, the “Underlying Funds”). Vanguard Underlying Funds include passively-managed index mutual funds and ETFs, and actively-managed ETFs and mutual funds.

The Adviser expects to select Underlying Funds without considering or canvassing the universe of other available investment vehicles managed by other managers not affiliated with the Adviser, Blackstone or Vanguard. The Fund will not invest in any fund that is managed, advised or sponsored by a manager that is not the Adviser, Blackstone or Vanguard unless the Adviser, Blackstone, or Vanguard is a sub-adviser of such fund; provided that the Fund may invest in feeder vehicles managed, advised or sponsored by other managers, where such vehicles invest exclusively in a fund or funds managed, advised, sponsored or sub-advised by the Adviser, Blackstone or Vanguard. Complete information about the Fund’s principal investment strategies is included in this prospectus; however, this prospectus does not include a list of all possible Underlying Funds or all possible investment strategies or methods that may be used by Underlying Funds. Complete information about an SEC-registered Underlying Fund is available on the SEC’s website and/or directly from such Underlying Fund. Information about private Underlying Funds has limited, if any, availability. Blackstone and Vanguard are not sponsors, promoters, investment advisers, sub-advisers, underwriters or affiliates of the Fund.

The Fund may invest in both U.S. and foreign issuers and may have significant investment exposure to the United States or other geographic regions or countries, which can include less-developed countries. Less-developed countries are commonly referred to as emerging market countries, which include so-called frontier market countries.

The Fund may utilize various investment strategies to hedge positions, enhance return and manage cash flows. These strategies may include: the use of leverage, long and short positions, commodities and futures; investing in exchange-traded and over-the-counter derivatives (primarily futures, swaps, options, structured notes, warrants, forwards and equity-linked notes), bonds, interest rate derivatives, credit derivatives, other fixed income securities (including investment grade debt and high yield debt, floating rate securities such as senior loans or structured credit, and in derivatives and other instruments that have economic characteristics similar to such securities or investments including high-yielding sectors of the credit market including emerging market debt, and bank loans), currencies, equities and indices, ETFs, real estate investment trusts, convertible and non-convertible preferred securities, mortgage-backed and asset-backed securities and cash equivalent investments; and writing options. The Fund may invest a portion of its assets in non-U.S. securities that are generally denominated in non-U.S. currencies. In certain cases, the currency fluctuations of investments may be hedged through the use of currency derivatives or other instruments.

The Fund may invest without limit, directly or through Underlying Funds, in credit instruments that are rated below investment grade by credit rating agencies (rated below BBB by either S&P Global Ratings or Fitch Ratings, or below Baa by Moody’s Investors Service, Inc.) or that have no credit rating at all and would be rated below investment grade if they were rated. Credit instruments that are rated below investment grade (commonly referred to as “high yield” securities or “junk bonds”) are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. Because of the risks associated with investing in high yield securities, an investment in the Fund should be considered speculative.

Unlisted Closed-End Fund. An investment in the Fund is subject to, among others, the following risks:

●	An investment in the Fund is suitable only for investors who can bear the risks associated with private market investments with potential limited liquidity. The Shares should be viewed as a long-term investment within a multi-asset personal portfolio and should not be viewed individually as a complete investment program.
●	There is not expected to be any secondary trading market in the Shares. Thus, an investment in the Fund may not be suitable for investors who may need the money they invest within a specified timeframe.
ii

●	Unlike many closed-end funds, the Shares are not listed on any securities exchange. Liquidity for the Shares is expected to be provided only through quarterly tender offers of the Shares at net asset value (“NAV”) per share.
●	Although the Fund may offer to repurchase Shares from time to time, there is no guarantee that repurchases will occur or that an investor will be able to sell all the Shares that the investor desires to sell in a tender offer, nor will the Shares be exchangeable for shares of any other fund. Due to these restrictions, an investor should consider an investment in the Fund to be illiquid. Investing in the Shares may be speculative and involves a high degree of risk, including the risks associated with leverage.
●	Shareholders should not expect to be able to sell their Shares in a secondary market transaction regardless of how the Fund performs. An investment in the Fund is considered to be of limited liquidity.
●	There is no assurance that [●] distributions paid by the Fund will be maintained at the targeted level or that dividends will be paid at all.
●	The Fund’s distributions may be funded from unlimited amounts of offering proceeds or borrowings, which may constitute a return of capital and reduce the amount of capital available to the Fund for investment. Any capital returned to Shareholders through distributions will be distributed after payment of fees and expenses.
●	The Fund may pay distributions in significant part from sources that may not be available in the future and that are unrelated to the Fund’s performance, such as from offering proceeds, borrowings, and amounts from the Fund’s affiliates that are subject to repayment by investors.
●	A return of capital to Shareholders is a return of a portion of their original investment in the Fund, and reduces the tax basis of their investment. As a result of such reduction in tax basis, Shareholders may be subject to tax in connection with the sale of Fund Shares, even if such Shares are sold at a loss relative to their original investment.
●	The Fund’s distributions may arise as a result of expense reimbursements provided by the Adviser, which are subject to repayment by the Fund. Shareholders should understand that any such distributions are not based on the Fund’s investment performance and can only be sustained if the Fund achieves positive investment performance in future periods and/or the Adviser continues to make such expense reimbursements. Shareholders should also understand that the Fund’s future repayments will reduce the distributions that a Shareholder would otherwise receive.
●	Interests in certain Underlying Funds are illiquid and may only be redeemed during periodic repurchase offers pursuant to which such Underlying Funds repurchase limited amounts of their outstanding shares at the Underlying Fund’s discretion. An Underlying Fund may accept less than the amount of Underlying Fund shares that the Fund tenders in a repurchase offer. In addition, the Fund will be subject to certain material constraints on withdrawals from its investments in Blackstone Underlying Funds under certain circumstances. Moreover, there is no regular market for interests in such Underlying Funds, which typically must be sold in privately negotiated transactions. Any such sales would likely require the consent of the Underlying Fund’s manager and could occur at a discount to the stated NAV. If the Adviser determines to cause the Fund to sell its interest in an Underlying Fund, the Fund may be unable to sell such interest quickly, if at all, and could therefore be obligated to continue to hold such interest for an extended period of time, or to accept a lower price for a more expeditious sale.
●	The Adviser, Vanguard and Blackstone have formed a strategic alliance as discussed in additional detail in “Types of Investments and Related Risks – Strategic Alliance” (the “Strategic Alliance”). To the extent the three firms alter or terminate their Strategic Alliance, the Fund may not be able to pursue its investment strategies in whole or in part, and the Fund and Shareholders could experience investment losses as a result. In addition, this could inhibit or preclude the Fund from being able to comply with its fundamental policy to invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) directly or indirectly in Blackstone Underlying Funds that provide exposure to private market investments. To the extent that the Fund is unable to comply with such fundamental policy, it will be required to seek shareholder approval to revise or eliminate the fundamental policy. Other potential consequences include the possibility of increased transaction costs on the sale of securities and reinvestments in other securities, as well as the possibility of realizing taxable capital gains, including short-term capital gains. In addition, sales of interests in an Underlying Fund that is treated as a partnership for federal income tax purposes may result in taxable capital gains and, in certain circumstances, ordinary income to the Fund, which may increase taxable distributions to Shareholders. It is also possible that changes in the Fund’s investment program resulting from alteration or termination of the Strategic Alliance could threaten the Fund’s ability to qualify as a RIC under Subchapter M of the Internal Revenue Code of 1986, as amended.
iii

Investing in Shares involves a high degree of risk. See “Types of Investments and Related Risks” beginning on page [●] of this prospectus and “Types of Investments and Related Risks – Leverage” beginning on page [●] of this prospectus.

The date of this prospectus is [●], 2026.

iv

	Per [Class A] Share	Per [Class I] Share	Per [Class M] Share	Total(1)
Public Offering Price	Current NAV	Current NAV	Current NAV	Unlimited
Sales Load(1)	None	None	None	—
Proceeds to the Fund (Before Expenses)(2)	Amount invested at current NAV	Amount invested at current NAV	Amount invested at current NAV	Unlimited

(1)	Generally, the stated minimum initial investment by an investor in the Fund is $2,500 for each class of Shares, which stated minimum may be reduced for certain investors. [Class A Shares, Class I Shares and Class M Shares are not subject to front-end sales loads. While Class A, Class I and Class M Shares do not impose a front-end sales charge, if you purchase Class A, Class I or Class M Shares through certain financial firms, such firms may directly charge you transaction or other fees in such amount as they may determine, provided that such firms limit such charges to a 1.50% cap for Class A Shares and a 3.50% cap for Class M Shares. Please consult your financial firm for additional information.]

(2)	Assumes all amounts currently registered are sold in the continuous offering. [The Adviser will also bear, for a one-year period from the date of this prospectus, certain ongoing offering costs associated with the Fund’s continuous offering. Pursuant to an expense limitation agreement (the “Expense Limitation Agreement”) between the Fund and the Adviser, the Fund will be obligated to reimburse the Adviser for any such payments, subject to certain limitations.] See “Fund Expenses.”

Structure. The Fund does not currently intend to list its Shares for trading on any securities exchange and does not expect any secondary market to develop for its Shares. Shareholders of the Fund are not able to have their Shares redeemed or otherwise sell their Shares on a daily basis because the Fund is an unlisted closed-end fund.

Repurchases. The Fund intends, but is not obligated, to conduct quarterly tender offers for up to [●]% of its outstanding Shares at the applicable NAV per share as of the applicable valuation date. Repurchases will be made at such times and on such terms as may be determined by the Fund’s Board of Trustees (the “Board of Trustees,” or the “Board”), in its sole discretion. However, no assurance can be given that repurchases will occur or that any Shares properly tendered will be repurchased by the Fund. Any repurchase of Shares from a Shareholder that were held for less than one year (on a first-in, first-out basis) will be subject to an “Early Repurchase Fee” equal to [●]% of the NAV of any Shares repurchased by the Fund that were held for less than one year. If an Early Repurchase Fee is charged to a Shareholder, the amount of such fee will be retained by the Fund. The one-year holding period will be satisfied if at least one year has elapsed from (a) the issuance date of the applicable Shares to (b) the subscription date immediately following the valuation date used in the repurchase of such Shares. An Early Repurchase Fee payable by a Shareholder may be waived by the Fund, in circumstances where the Board determines that doing so is in the best interests of the Fund and in a manner as will not discriminate unfairly against any Shareholder. An investment in the Fund is suitable only for long-term investors who can bear the risks associated with the limited liquidity of the Shares. See “Repurchases of Shares.”

Investment Adviser. The investment manager to the Fund is the Adviser. The Adviser is registered as an investment adviser with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended (“Advisers Act”). The Adviser is responsible for the Fund’s investment strategy and the day-to-day management of the Fund’s assets.

Securities Offered. The Fund is offering its Shares on a continuous basis. While [Class A, Class I and Class M Shares do not impose a front-end sales charge, if you purchase Class A, Class I or Class M Shares through certain financial firms, such firms may directly charge you transaction or other fees in such amount as they may determine, provided that such firms limit such charges to a 1.50% cap for Class A Shares and a 3.50% cap for Class M Shares. Please consult your financial firm for additional information.] [For each class of Shares, the minimum initial investment is $2,500; subsequent investments may be made with at least $500, except for purchases made pursuant to the Fund’s dividend reinvestment plan or as otherwise permitted by the Fund.] The Fund reserves the right to waive investment minimums. Shares are being offered through [●] (the “Distributor”) at an offering price equal to the Fund’s then-current NAV per Share, plus any applicable sales load.

v

This prospectus provides the information that a prospective investor should know about the Fund before investing. Investors are advised to read this prospectus carefully and to retain it for future reference. Additional information about the Fund, including a statement of additional information about the Fund, dated [●], 2026 (the “Statement of Additional Information”), has been filed with the SEC and is incorporated by reference in its entirety into this prospectus. The Statement of Additional Information and the Fund’s annual and semi-annual reports and other information filed with the SEC, can be obtained upon request and without charge by writing to the Fund at WVB Blackstone All Privates Fund, c/o [●], or by calling [●].

The table of contents of the Statement of Additional Information appears on page [●] of this prospectus. Investors may request the Fund’s Statement of Additional Information, annual and semi-annual reports (when available) and other information about the Fund or make Shareholder inquiries by calling [●] or by visiting [website].

In addition, the contact information provided above may be used to request additional information about the Fund and to make Shareholder inquiries. The Statement of Additional Information, other material incorporated by reference into this prospectus and other information about the Fund is also available on the SEC’s website at http://www.sec.gov. The address of the SEC’s website is provided solely for the information of prospective investors and is not intended to be an active link. Shares are not deposits or obligations of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and Shares are not insured by the Federal Deposit Insurance Corporation, the Board of Governors of the Federal Reserve System or any other government agency.

Neither the SEC, Commodity Futures Trading Commission (“CFTC”) nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

vi

SUMMARY OF TERMS

This is only a summary and does not contain all of the information that a prospective investor should consider before investing in the Fund. Before investing, a prospective investor in the Fund should carefully read the more detailed information appearing elsewhere in this prospectus and the Statement of Additional Information.

THE FUND

The Fund is a newly organized Delaware statutory trust that is registered under the 1940 Act as a non-diversified, closed-end management investment company.

The Fund offers three separate classes of Shares designated as Class A Shares, Class I Shares and Class M Shares, all of which are offered by this prospectus. The Fund may offer additional classes of Shares in the future.

THE ADVISER	Wellington Management Company LLP (“WMC” or the “Adviser”) serves as the Fund’s investment adviser. The Adviser is registered as an investment adviser with the SEC under the Advisers Act.

INVESTMENT PROGRAM

The Fund’s investment objective is to seek to provide attractive risk adjusted returns.

There can be no assurance that the Fund will achieve its investment objective.

The Fund seeks to achieve its investment objective by investing primarily in pooled investment vehicles sponsored by affiliates of Blackstone Inc. (collectively, “Blackstone”), directly or indirectly, and other investments that provide exposure to a broad range of asset classes and geographies in private markets. Under normal market conditions, the Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) directly or indirectly in Blackstone Underlying Funds (as defined on page 24 in the “Investment Program—Investment Strategies” section of the Prospectus) that provide exposure to private market investments. The term “private markets” refers to investments that are not traded on public exchanges, including, but not limited to, private equity, private credit, real estate and infrastructure. The Fund may not have exposure to all private markets asset classes and strategies at all times, and the Fund’s allocations across sectors, asset classes, industries and geographic regions are expected to vary over time in the sole discretion of the Adviser. The Fund’s portfolio may, at any given time, be more heavily weighted to one or more sectors, asset classes, industries and geographic regions.

Blackstone Underlying Funds are pooled investment vehicles sponsored by Blackstone and may include registered investment companies, business development companies, real estate investment trusts, private funds (i.e., private investment funds excluded from the definition of “investment company” pursuant to Sections 3(c)(1) or 3(c)(7) of the 1940 Act) and other investment vehicles through which Blackstone may provide access to investment opportunities in private markets. Blackstone Underlying Funds shall include, but shall not be limited to, [●],[●], [●] and [●] (each, a “Blackstone Initial Fund” and collectively, the “Blackstone Initial Funds”). Additionally, during certain periods, the term “Blackstone Underlying Funds” shall include “Temporary Private Markets Exposure Proxies.” Please refer to page 24 in the “Investment Program—Investment Strategies” section of the Prospectus for further information. Unless otherwise specified, references to a Blackstone Underlying Fund or Blackstone Underlying Funds do not include Temporary Private Markets Exposure Proxies. The Adviser’s allocation and reallocation of the Fund’s assets among Blackstone Underlying Funds will take into consideration a variety of factors, including but not limited to, market environment analysis (which considers various market factors that may impact a Blackstone Underlying Fund), financial modeling techniques to assess risk and uncertainty, including scenario and sensitivity analysis and stress tests, behavior of returns, correlations (i.e., the relationship among various Blackstone Underlying Funds and/or markets, including the degree to which they move in relation to each other), beta (i.e., measures of returns relative to applicable markets), and volatility, and the role of exposure in the overall solution design.

1

The Fund also may invest a portion of its net assets in registered investment companies, including mutual funds and exchange-traded funds (“ETFs”), or directly in securities and derivatives, in each case providing exposure to short duration fixed income securities, money market investments and other investments considered by the Adviser to be liquid. These exposures shall be obtained primarily through allocations of the Fund’s assets by the Adviser to Blackstone Underlying Funds that provide daily liquidity and investment vehicles managed by The Vanguard Group, Inc. or its affiliates (together with its affiliates, “Vanguard,” and each such vehicle, a “Vanguard Underlying Fund,” and together with the Blackstone Underlying Funds, the “Underlying Funds”). Vanguard Underlying Funds include passively-managed index mutual funds and ETFs, and actively-managed ETFs and mutual funds.

The Adviser expects to select Underlying Funds without considering or canvassing the universe of other available investment vehicles managed by other managers not affiliated with the Adviser, Blackstone or Vanguard. The Fund will not invest in any fund that is managed, advised or sponsored by a manager that is not the Adviser, Blackstone or Vanguard unless the Adviser, Blackstone, or Vanguard is a sub-adviser of such fund; provided that the Fund may invest in feeder vehicles managed, advised or sponsored by other managers, where such vehicles invest exclusively in a fund or funds managed, advised, sponsored or sub-advised by the Adviser, Blackstone or Vanguard. Complete information about the Fund’s principal investment strategies is included in this prospectus; however, this prospectus does not include a list of all possible Underlying Funds or all possible investment strategies or methods that may be used by Underlying Funds. Complete information about an SEC-registered Underlying Fund is available on the SEC’s website and/or directly from such Underlying Fund. Information about private Underlying Funds has limited, if any, availability. Blackstone and Vanguard are not sponsors, promoters, investment advisers, sub-advisers, underwriters or affiliates of the Fund.

The Fund may invest in both U.S. and foreign issuers and may have significant investment exposure to the United States or other geographic regions or countries, which can include less-developed countries. Less-developed countries are commonly referred to as emerging market countries, which include so-called frontier market countries.

The Fund may utilize various investment strategies to hedge positions, enhance return and manage cash flows. These strategies may include: the use of leverage, long and short positions, commodities and futures; investing in exchange-traded and over-the-counter derivatives (primarily futures, swaps, options, structured notes, warrants, forwards and equity-linked notes), bonds, interest rate derivatives, credit derivatives, other fixed income securities (including investment grade debt and high yield debt, floating rate securities such as senior loans or structured credit, and in derivatives and other instruments that have economic characteristics similar to such securities or investments including high-yielding sectors of the credit market including emerging market debt, and bank loans), currencies, equities and indices, ETFs, real estate investment trusts, convertible and non-convertible preferred securities, mortgage-backed and asset-backed securities and cash equivalent investments; and writing options. The Fund may invest a portion of its assets in non-U.S. securities that are generally denominated in non-U.S. currencies. In certain cases, the currency fluctuations of investments may be hedged through the use of currency derivatives or other instruments.

2

LEVERAGE	The Fund may use leverage opportunistically and may choose to increase or decrease its leverage, or use different types or combinations of leveraging instruments, at any time based on the Fund’s assessment of market conditions and the investment environment. There can be no assurance that the Fund will use leverage or that its leveraging strategy will be successful during any period in which it is employed. The Fund will be limited in its ability to borrow (or guarantee other obligations) by the 1940 Act requirement that a registered investment company must satisfy an “asset coverage” requirement of 300% with respect to senior securities representing indebtedness, including amounts borrowed, measured at the time the investment company incurs the indebtedness, with an exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary purposes. This requirement generally means that the value of the investment company’s total indebtedness may not exceed 33% the value of its total assets (including the indebtedness). [Additionally, pursuant to SEC regulation, the Fund’s trading of derivatives and other transactions that create future payment or delivery obligations is subject to value-at-risk (“VaR”) leverage limits and derivatives risk management program and reporting requirements. See “Types of Investments and Related Risks – Leverage.”]

INVESTOR ELIGIBILITY	Shares are generally being offered only to investors that are either (i) U.S. persons for U.S. federal income tax purposes or (ii) non-U.S. persons that meet eligibility standards as defined by the Fund pursuant to applicable law in the relevant jurisdictions.

BOARD OF TRUSTEES	The Fund’s Board of Trustees (the “Board of Trustees,” or the “Board”), including a majority of the members of the Board (each, a “Trustee”) that are considered independent and are not “interested persons” (as defined in the 1940 Act) of the Fund or the Adviser (collectively, the “Independent Trustees”), oversees and monitors the Fund’s management and operations. See “Management of the Fund.”

INVESTMENT MANAGEMENT FEE	The Adviser allocates and reallocates the Fund’s assets among Blackstone Underlying Funds and other investments, as described in the section “Investment Program – Investment Strategies.” Pursuant to the investment advisory agreement, dated as of [●], 2026 (the “Investment Management Agreement”), by and between the Fund and the Adviser, and in consideration of the advisory services provided by the Adviser to the Fund, the Adviser is entitled to an investment management fee (the “Investment Management Fee”) payable [quarterly in arrears and accrued monthly at an annual rate of [●]% of the value of the Fund’s net assets, which is calculated as of the close of business on the last business day of each month].

3

The Investment Management Fee paid to the Adviser will be paid out of the Fund’s assets. The Investment Management Fee is paid before giving effect to any repurchase of Shares in the Fund effective as of that date and will decrease the net profits or increase the net losses of the Fund. See “Investment Management Fee.”

The Board will periodically review the Investment Management Agreement to determine, among other things, whether the fees payable under such agreement are reasonable in light of the services provided.

[The Adviser and the Fund have entered into the Expense Limitation Agreement under which the Adviser has agreed contractually, on a monthly basis, to reimburse the Fund’s “Specified Expenses” in respect of each class of the Fund (each, a “Class”) where “Specified Expenses” means all other expenses incurred in the business of the Fund and allocated to a Class, including the Fund’s annual operating expenses, with the exception of: (i) the Investment Management Fee; (ii) the Shareholder Servicing Fee (as defined herein); (iii) the Distribution Fee (as defined herein); (iv) certain costs associated with the acquisition, ongoing investment and disposition of the Fund’s investments and unconsummated investments, including legal costs, professional fees, travel costs and brokerage costs; (v) fees and expenses of the Underlying Funds in which the Fund invests; (vi) dividend and interest payments (including any dividend payments, interest expenses, commitment fees, or other expenses related to any leverage incurred by the Fund); (vii) taxes and costs to reclaim foreign taxes; and (viii) extraordinary expenses (as determined in the sole discretion of the Adviser), to the extent that such expenses, on an annualized basis, exceed [●]% of the monthly net assets of such Class (the “Expense Limitation”).

If, while the Adviser is the investment adviser to the Fund, the Fund’s estimated annualized Specified Expenses in respect of a Class for a given month are less than the Expense Limitation, the Adviser shall be entitled to reimbursement by the Fund of the other expenses borne by the Adviser on behalf of the Fund (the “Reimbursement Amount”) during any of the previous thirty-six (36) months, but only to the extent that the Fund’s estimated annualized Specified Expenses in respect of a Class (after such reimbursement is taken into account) do not exceed, for such month, the lesser of (i) the Expense Limitation in effect at the time such expenses were borne by the Adviser on behalf of the Fund pursuant to the Expense Limitation Agreement or (ii) any other relevant expense limit in effect at the time of such reimbursement with respect to the Class, and provided further that such amount paid to the Adviser will in no event exceed the total Reimbursement Amount and will not include any amounts previously reimbursed. The Adviser may recapture a Specified Expense in any year within the thirty-six (36) month period after the Adviser bears the expense. See “Fund Expenses—Expense Limitation Agreement” for additional information.

The Expense Limitation Agreement will remain in effect for a one-year period from the date the Fund commences operations or until [●], whichever is longer, unless and until the Board approves its modification or termination. Thereafter, the Expense Limitation Agreement may be annually renewed with the written agreement of the Adviser and the Fund. The Board may terminate the Expense Limitation Agreement at any time upon notice to the Adviser, and the Expense Limitation Agreement shall automatically terminate upon the termination of the Investment Management Agreement between the Adviser and the Fund. The Fund’s obligation to make reimbursement payments shall survive the termination of the Expense Limitation Agreement. See “Fund Expenses.”]

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Certain Blackstone Underlying Funds may charge incentive-based compensation, including incentive fees and performance-based allocations (collectively, “incentive fees”). In the event that the Fund has a net total return (including any distributions) over an Additional Reimbursement Period (defined below) that is less than 0% (using the net total return of the Fund’s Class I Shares or any other lower-cost share class subsequently launched as a proxy for the Fund’s net total return) and Blackstone received incentive fees attributable to the Fund’s investments in Blackstone Underlying Funds during such period, the Adviser has contractually agreed to reimburse the Fund an additional amount (“Additional Reimbursement”). The Additional Reimbursement will be made to the Fund and divided proportionally among each share class of the Fund based on net assets, not only to the Class I Shares. The Additional Reimbursement agreement will commence on the date the Fund commences operations and remain in effect until December 31 of the second following year (for example, if the Fund commences operations in 2026, the Additional Reimbursement agreement will continue in effect until December 31, 2028). The Additional Reimbursement shall generally be the lesser of (i) the amount that would result in the net total return (including any distributions) of the Fund’s Class I Shares (or any other lower cost share class subsequently launched) over the Additional Reimbursement Period equaling 0% as if the entire Fund had experienced the net total return (including distributions) of that share class over the Additional Reimbursement Period; and (ii) the total incentive fees received by Blackstone attributable to the Fund’s investments in Blackstone Underlying Funds over the Additional Reimbursement Period. The “Additional Reimbursement Period” shall be: (i) initially, the period from the date on which the Fund commences operations until December 31 of the following calendar year (for example, if the Fund commences operations on June 1, 2026, the initial Additional Reimbursement Period would be June 1, 2026 – December 31, 2027); and (ii) thereafter, January 1 through December 31 of the following year (in the example above, the second Additional Reimbursement Period would be January 1, 2028 – December 31, 2028). A lower-cost share class subsequently launched will be used as the proxy for the Fund’s net total return instead of Class I only if that share class was operational for the entire Additional Reimbursement Period in question.

Amounts reimbursed, if any, pursuant to the Additional Reimbursement agreement shall not be subject to reimbursement to the Adviser. The Additional Reimbursement will be accrued and paid in accordance with U.S. Generally Accepted Accounting Principles (“U.S. GAAP”).

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ADMINISTRATION EXPENSES

Pursuant to a supervision and administration agreement (the “Supervision and Administration Agreement”) with [●] (the “Administrator”), subject to the general supervision and direction of the Board, the Administrator provides or causes to be performed all supervisory and administrative and other services reasonably necessary for the operation of the Fund other than investment advisory services provided pursuant to the Investment Management Agreement. These services include, without limitation: the supervision and coordination of matters relating to the ordinary operation of the Fund, including any necessary coordination among the Adviser, custodian, transfer agent, sub-administrator and any portfolio accounting agent (including pricing and valuation of the Fund’s portfolio), accountants, and other parties performing services or operational functions for the Fund; the maintenance of the books and records of the Fund, other than the records and ledgers maintained under the Investment Management Agreement; the preparation of all federal, state, local and foreign tax returns and reports for the Fund; the supervision and performance of general portfolio compliance monitoring with respect to applicable law; the preparation, filing and distribution of proxy materials and periodic reports to intermediaries, shareholders or other appropriate parties; the preparation and filing of such registration statements and other documents with such authorities as may be required to register the Fund’s shares and qualify the Fund to do business or as otherwise required by applicable law; the taking of other such actions as may be required by applicable law (including establishment and maintenance of a compliance program for the Fund); the provision of legal support for the purchase, sale, holding, monitoring, disposing or sustenance of portfolio securities and other assets; and the provision of adequate personnel, office space, communications facilities, and other facilities necessary for the effective performance of the supervision and administration of the Fund, as well as the services of a sufficient number of persons competent to perform such supervisory and administrative and clerical functions as are necessary for compliance with federal securities laws and other applicable laws.

The Fund pays a supervisory and administrative fee to the Administrator, computed as [●]% of the Fund’s net assets attributable to each share class. The supervisory and administrative fee will be accrued monthly pursuant to the annual fee rate set forth above based on the value of the net assets of the Fund as of the close of business on the last business day of each month (including any assets in respect of Shares that will be repurchased by the Fund as of the end of the period). The supervisory and administrative fee is due and payable in arrears within ten business days after the end of the quarter (starting with the quarter investment operations commence).

The Administrator, in turn, provides or procures supervisory and administrative services for the Fund and also bears certain costs including fees of the sub-administrator. The Fund bears other expenses that are not covered under the supervisory and administrative fee that may vary and affect the total level of expenses paid by the Fund, such as taxes and governmental fees, brokerage fees, commissions and other transaction expenses, organizational and offering expenses of the Fund, costs of various third-party services required by the Fund (e.g., audit, custodial, portfolio accounting, external legal, transfer agency, certain services provided by financial intermediaries and printing costs) and any other expenses that are capitalized in accordance with generally accepted accounting principles, costs of borrowing money including interest expenses, extraordinary expenses (such as litigation and indemnification expenses) and fees and expenses of the Fund’s Independent Trustees and their counsel. See “Fund Expenses.” The supervisory and administrative fee paid by the Fund may reflect a premium over the Fund’s actual administrative expenses paid or incurred by the Administrator for a given period, and such premium would be used to cover the Administrator’s internal costs and expenses attributable to the Fund. Also, under the terms of the Supervision and Administration Agreement, the Administrator, and not Fund shareholders, would benefit from any price decreases in third-party services that are paid by the Administrator, including decreases resulting from an increase in net assets.

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The Supervision and Administration Agreement may be terminated, with respect to the Fund or a particular share class of the Fund, at any time, without the payment of any penalty, by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund or such share class, or by a vote of a majority of the Fund’s Trustees on 60 days’ written notice to the Administrator, or by the Administrator on 60 days’ written notice to the Fund. The Supervision and Administration Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act). See “Management of the Fund—Administrative Services.”

DISTRIBUTIONS

The Fund’s distribution policy is to make [●] distributions to Shareholders. The Fund intends to accrue distributions from its net investment income, if any, and net realized gains, if any, and distribute them [●]. See “Distributions.”

The Board reserves the right to change the distribution policy from time to time.

DIVIDEND REINVESTMENT PLAN

The Fund will operate under a dividend reinvestment plan (“DRP”) administered by [●] (the “Transfer Agent”). Pursuant to the DRP, the Fund’s income dividends or capital gains or other distributions (each, a “Distribution” and collectively, “Distributions”), net of any applicable U.S. withholding tax, are reinvested in the same class of Shares of the Fund.

Shareholders automatically participate in the DRP, unless and until an election is made to withdraw from the DRP on behalf of such participating Shareholder. A Shareholder who does not wish to have Distributions automatically reinvested may terminate participation in the DRP by written instruction to that effect to the Transfer Agent. Shareholders who elect not to participate in the DRP will receive all distributions in cash paid to the Shareholder of record (or, if the Shares are held in street or other nominee name, then to such nominee). Under the DRP, the Fund’s Distributions to Shareholders are reinvested in full and fractional Shares. See “Distributions—Dividend Reinvestment Plan.”

PURCHASES OF SHARES	Shares are being offered through the Distributor on a monthly basis at an offering price equal to the Fund’s then-current NAV per Share, plus any applicable sales load, which is calculated as of the close of business on the last business day of the immediately preceding month. See “Plan of Distribution” for purchase instructions and additional information. Shares may be purchased as of the first business day of each month. While the Fund intends to have monthly closings, the Board reserves the right in its sole discretion to suspend monthly closings from time to time when it believes it is in the best interests of the Fund. If monthly closings are suspended, the Fund will return any uninvested funds held in escrow to investors.

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For each class of Shares, the minimum initial investment is $2,500; subsequent investments may be made with at least $500, except for purchases made pursuant to the Fund’s DRP or as otherwise permitted by the Fund. The Fund reserves the right to waive investment minimums. See “Description of Capital Structure—Purchase Terms.”

PLAN OF DISTRIBUTION

The Distributor, located at [●], serves as the Fund’s principal underwriter and acts as the Distributor of the Fund’s Shares on a best-efforts basis, subject to various conditions. The Fund’s Shares are offered through the Distributor at a price equal to the then-current NAV per share, plus any applicable sales load, which is calculated as of the close of business on the last business day of the immediately preceding month. The Distributor also may enter into broker-dealer selling agreements with other broker dealers for the sale and distribution of the Fund’s Shares. [While Class A, Class I and Class M Shares do not impose a front-end sales charge, if you purchase Class A, Class I or Class M Shares through certain financial firms, such firms may directly charge you transaction or other fees in such amount as they may determine, provided that such firms limit such charges to a 1.50% cap for Class A Shares and a 3.50% cap for Class M Shares. Please consult your financial firm for additional information.]

The Distributor is not required to offer any specific number or dollar amount of the Fund’s Shares. Shares of the Fund will not be listed on any national securities exchange and the Distributor will not act as a market maker in Fund Shares. The Distributor is not affiliated with the Adviser or its affiliates.

The Adviser or its affiliates, in the Adviser’s or its affiliates’ discretion and from their own legitimate resources, may pay additional compensation to financial intermediaries and their agents that have made arrangements with the Fund and are authorized to buy and sell Shares of the Fund (collectively, “Financial Intermediaries”) in connection with the sale of Fund Shares (the “Additional Compensation”). Blackstone and its affiliates, from its own legitimate resources, may also pay such Additional Compensation to Financial Intermediaries and/or pay or reimburse amounts to the Adviser or its affiliates in connection with the Adviser’s or its affiliates’ payment of such Additional Compensation. In return for the Additional Compensation, the Fund may receive certain marketing advantages including access to a broker’s or dealer’s registered representatives, placement on a list of investment options offered by a broker or dealer, or the ability to assist in training and educating the broker’s or dealer’s registered representatives. The Additional Compensation may differ among brokers or dealers in amount or in the manner of calculation. Payments of Additional Compensation may be fixed dollar amounts or, based on the aggregate value of outstanding Shares held by Shareholders introduced by the broker or dealer, or determined in some other manner. The receipt of Additional Compensation by a selling Financial Intermediary may create potential conflicts of interest for that Financial Intermediary by incentivizing the Financial Intermediary to recommend the Fund to investors over other potential investments.

In addition, Blackstone may provide assistance, without additional compensation, to the Adviser in support of the distribution of the Fund. See “Plan of Distribution.”

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ERISA PLANS AND OTHER TAX-EXEMPT ENTITIES	Investors subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other tax-exempt entities, including employee benefit plans, individual retirement accounts (“IRAs”), 401(k) plans and Keogh plans, may purchase Shares. Because the Fund is registered as an investment company under the 1940 Act, the underlying assets of the Fund will not be considered to be “plan assets” of the ERISA plans investing in the Fund for purposes of ERISA’s fiduciary responsibility and prohibited transaction rules. Thus, neither the Fund nor the Adviser will be a fiduciary within the meaning of ERISA with respect to the assets of any ERISA plan that becomes a Shareholder, solely as a result of the ERISA plan’s investment in the Fund. See “ERISA Considerations.”

UNLISTED CLOSED-END STRUCTURE; LIMITED LIQUIDITY

The Fund has been organized as a continuously offered, non-diversified closed-end management investment company. Closed-end funds differ from open-end funds (commonly known as mutual funds) in that investors in closed-end funds do not have the right to redeem their shares on a daily basis. Unlike most closed-end funds, which typically list their shares on a securities exchange, the Fund does not currently intend to list the Shares for trading on any securities exchange, and the Fund does not expect any secondary market to develop for the Shares in the foreseeable future. Therefore, an investment in the Fund, unlike an investment in a typical closed-end fund, is not a liquid investment.

Liquidity will be provided by the Fund only through limited repurchase offers described below. An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Shares and should be viewed as a long-term investment. See “Types of Investments and Related Risks—Closed-End Fund; Liquidity.”

The Fund believes that a closed-end structure is most appropriate for the long-term nature of the Fund’s strategy. The Fund’s NAV per Share may be volatile. As the Shares are not traded, Shareholders will not be able to dispose of their Shares in the Fund, except through limited repurchase offers described below, no matter how the Fund performs.

SHARE CLASSES

The Fund currently offers three different classes of Shares: [Class A, Class I, and Class M Shares], pursuant to exemptive relief. An investment in any Share class of the Fund represents an investment in the same assets of the Fund. However, the purchase restrictions and ongoing fees and expenses for each Share class are different. The fees and expenses for the Fund are set forth in “Summary of Fees and Expenses.” If you have hired an intermediary and are eligible to invest in more than one class of Shares, the intermediary may help determine which share class is appropriate for you. When selecting a Share class, you should consider which Share classes are available to you, how much you intend to invest, how long you expect to own Shares and the total costs and expenses associated with a particular Share class. See “Plan of Distribution.”

Each investor’s financial considerations are different. You should speak with your intermediary to help you decide which Share class is best for you. Not all Financial Intermediaries offer all classes of Shares. If your Financial Intermediary offers more than one class of Shares, you should carefully consider which class of Shares to purchase.

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VALUATIONS

The Board is responsible for the oversight of the valuation of the Fund’s portfolio investments pursuant to the Fund’s valuation procedures (“Valuation Procedures”). The Fund’s portfolio investments for which market quotations are readily available are valued at market value. Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the 1940 Act. As permitted by Rule 2a-5 under the 1940 Act, the Board has designated the Adviser as the Fund’s valuation designee (“Valuation Designee”) to perform fair value determinations relating to all portfolio investments pursuant to the Valuation Procedures. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources including the Underlying Funds, their affiliates and/or their agents. The Fund determines NAV per Share in accordance with the methodology described in the Fund’s Valuation Procedures. Valuations of Fund investments are disclosed in reports publicly filed with the SEC.

The Fund calculates the NAV of each class of its Shares: (i) as of the close of business on the last business day of each month; (ii) on each date that Shares are to be repurchased in connection with the Fund’s offer to purchase Shares; and (iii) at such other times as the Board shall determine (each, a “Determination Date”). In determining its NAV, the Fund will value its investments as of the relevant Determination Date. For information on the Fund’s NAV, please call the Fund at [●]. The Adviser and the Board are responsible for the accuracy, reliability or completeness of any market or fair market valuation determinations made with respect to the Fund’s assets. See “Determination of Net Asset Value.”

REPURCHASES

The Fund does not currently intend to list the Shares for trading on any securities exchange or any other trading market in the near future. The Fund intends, but is not obligated, to conduct quarterly tender offers for up to [●]% of its outstanding Shares at the applicable NAV per share as of the applicable valuation date in the sole discretion of the Board. In the event a tender offer is oversubscribed by Shareholders who tender Shares, the Fund will repurchase a pro rata portion by value of the Shares tendered by each Shareholder, extend the tender offer, or take any other action with respect to the tender offer permitted by applicable law. Any repurchase of Shares from a Shareholder that were held for less than one year (on a first-in, first-out basis) will be subject to an “Early Repurchase Fee” equal to [●]% of the NAV of any Shares repurchased by the Fund that were held for less than one year. If an Early Repurchase Fee is charged to a Shareholder, the amount of such fee will be retained by the Fund. The one-year holding period will be satisfied if at least one year has elapsed from (a) the issuance date of the applicable Shares to (b) the subscription date immediately following the valuation date used in the repurchase of such Shares. An Early Repurchase Fee payable by a Shareholder may be waived by the Fund, in circumstances where the Board determines that doing so is in the best interests of the Fund and in a manner as will not discriminate unfairly against any Shareholder.

There is no minimum number of Shares which must be repurchased in any repurchase offer. The Fund has no obligation to repurchase Shares at any time; any such repurchases will be made at such times and on such terms as may be determined by the Board, in its sole discretion. In determining whether the Fund should offer to repurchase Shares, the Board will consider the recommendations of the Adviser as to the timing of such an offer, as well as a variety of operational, business and economic factors. No assurance can be given that repurchases will occur or that any Shares properly tendered will be repurchased by the Fund. See “Repurchases of Shares.”

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Repurchases will be made at such times and on such terms as may be determined by the Board, in its sole discretion. However, no assurance can be given that repurchases will occur or that any Shares properly tendered will be repurchased by the Fund.

In any given quarter, the Adviser may or may not recommend to the Board that the Fund conduct a tender offer. For example, if adverse market conditions cause the Fund’s investments to become more illiquid or trade at depressed prices or if the Adviser believes that conducting a tender offer for [●]% of the Fund’s outstanding Shares would impose an undue burden on Shareholders who do not tender compared to the benefits of giving stockholders the opportunity to sell all or a portion of their Shares at NAV, the Fund may choose not to conduct a tender offer or may choose to conduct a tender offer for less than [●]% of its outstanding Shares. Regardless of the recommendation of the Adviser, the Board may or may not determine to cause the Fund to conduct a tender offer for any given quarter. Additionally, pursuant to Rule 23c-1(a)(10) under the 1940 Act, the Fund may also repurchase its outstanding Shares outside of the share repurchase program.

The Fund intends to comply with an exemption under Financial Industry Regulatory Authority (“FINRA”) Rule 5110 that requires the Fund to make at least two tender offers per calendar year. However, there may be quarters in which no tender offer is made, and it is possible that no future tender offers will be conducted by the Fund at all. If a tender offer is not made, Shareholders may not be able to sell their Shares as it is unlikely that a secondary market for the Shares will develop or, if a secondary market does develop, Shareholders may be able to sell their Shares only at substantial discounts from NAV. If the Fund does conduct tender offers, it may be required to sell its more liquid, higher quality portfolio securities to fund the purchase of Shares that are tendered, which may increase risks for remaining Shareholders and increase Fund expenses as a percent of assets. The Fund is designed primarily for long-term investors and an investment in the Shares should be considered illiquid.

See “Types of Investments and Related Risks—Repurchase Risks.”

SUMMARY OF TAXATION

The Fund intends to elect to be treated for U.S. federal income tax purposes, and intends to qualify annually, as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As a RIC, the Fund generally will not be subject to corporate-level U.S. federal income taxes on any net ordinary income or capital gains that are currently distributed (or deemed distributed) as dividends for U.S. federal income tax purposes to Shareholders, as applicable. To qualify for and maintain its treatment as a RIC for U.S. federal income tax purposes, the Fund is required to meet certain specified source-of-income and asset diversification requirements, and is required to distribute dividends for U.S. federal income tax purposes of an amount at least equal to 90% of the sum of its net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses each tax year to Shareholders, as applicable. These distributions generally will be taxable as ordinary income or capital gains to the Shareholders, whether or not they are reinvested in Shares. See “Distributions” and “Tax Aspects.”

U.S. federally tax-exempt investors generally will not recognize unrelated business taxable income with respect to an investment in Shares as long as they do not borrow to make such an investment.

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FISCAL YEAR	For accounting purposes, the Fund’s fiscal year is the 12-month period ending on [●].

REPORTS TO SHAREHOLDERS	As soon as practicable after the end of each calendar year, a statement on Form 1099-DIV or Form 1099-B, as appropriate, identifying the sources of the distributions paid by the Fund to Shareholders for tax purposes will be furnished to Shareholders subject to Internal Revenue Service (“IRS”) reporting. In addition, the Fund will prepare and transmit to Shareholders an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act.

RISK FACTORS	An investment in the Fund involves a high degree of risk and other considerations and, therefore, should be undertaken only by investors capable of evaluating the risks of the Fund and bearing the risks it represents. Prospective investors should carefully consider the following factors, in addition to the matters set forth elsewhere in this prospectus, prior to investing in the Fund. Below is a summary of some of the principal risks of investing in the Fund. For a more complete discussion of the risks of investing in the Fund, see “Types of Investments and Related Risks.” Investors should consider carefully the following principal risks and those risks set forth in the “Types of Investments and Related Risks” section before investing in the Fund.

●	Unlike many closed-end funds, the Fund’s Shares will not be listed on any securities exchange. Liquidity for the Shares is expected to be provided only through quarterly tender offers of the Shares at NAV per share. However, no assurances can be given that the Fund will do so. Consequently, the Shares should only be acquired by investors able to commit their funds for an indefinite period of time.

●	There is no guarantee that repurchases will occur or that an investor will be able to sell all the Shares that the investor desires to sell in a tender offer. The Fund should therefore be considered to offer limited liquidity.

●	The capital markets may experience periods of disruption and instability, including as a result of events such as geopolitical events, natural disasters, or widespread pandemics (such as COVID-19) or other adverse public health developments. Such market conditions may materially and adversely affect debt and equity capital markets, which may have a negative impact on the Fund’s investments, business and operations.

●	[The Fund’s assets will be allocated among various underlying strategies, each of which operates independently from the others. Accordingly, it is possible that one or more of the underlying strategies may, at any time, take positions that may be opposite of positions taken by other underlying strategies. It is also possible that the underlying strategies may, on occasion, have substantial positions in or exposure to the same security or issuer or group of securities or issuers at the same time. The possible lack of diversification caused by these factors may subject the Fund’s investments to more rapid change in value than would be the case if the Fund’s investments were required to be more widely diversified.]

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●	The Fund’s investment portfolio will include interests in the Underlying Funds, some of which may hold interests in privately held companies, and operating results for a specified period will be difficult to predict. Such investments involve a high degree of business and financial risk that can result in substantial losses.

●	An Underlying Fund’s investments, depending on its strategy, may be in operating companies whose capital structures are highly leveraged. Such investments involve a high degree of risk in that adverse fluctuations in the cash flow of such operating companies, or increased interest rates, may impair their ability to meet their obligations, which may accelerate and magnify declines in the value of any such investments in a down market.

●	The Fund will allocate to interests in the Underlying Funds, which may result in indirect expenses, such as asset-based fees and incentive fees, that may be higher than those of other types of securities.

●	Shareholders will effectively bear two layers of expenses: asset-based fees and expenses at the Fund level, and asset-based fees, carried interest or incentive allocations (which are a share of an Underlying Fund’s returns that are paid to the Underlying Fund’s manager) and fees and expenses at the Underlying Fund level.

●	An Underlying Fund’s manager may receive a performance fee, carried interest or incentive allocation that the Adviser has observed to be generally equal to [10]% to [15]% of the net profits earned by the Underlying Fund that it manages, typically subject to a preferred return. The performance fee, carried interest or incentive allocation is paid indirectly out of the Fund’s assets and therefore by investors in the Fund. These performance incentives may create an incentive for Underlying Fund managers to make investments that are riskier or more speculative than those that might have been made in the absence of the performance fee, carried interest or incentive allocation.

●	Certain Underlying Funds in which the Fund intends to invest will not be registered as investment companies under the 1940 Act, and therefore the Fund, and indirectly, the Fund’s Shareholders, may not avail themselves of 1940 Act protections with respect to interests in such Underlying Funds.

●	Interests in certain Underlying Funds are illiquid and may only be redeemed during periodic repurchase offers pursuant to which such Underlying Funds repurchase limited amounts of their outstanding shares at the Underlying Fund’s discretion. An Underlying Fund may accept less than the amount of Underlying Fund shares that the Fund tenders in a repurchase offer. In addition, the Fund will be subject to certain material constraints on withdrawals from its investments in Blackstone Underlying Funds under certain circumstances. Moreover, there is no regular market for interests in such Underlying Funds, which typically must be sold in privately negotiated transactions. Any such sales would likely require the consent of the Underlying Fund’s manager and could occur at a discount to the stated NAV. If the Adviser determines to cause the Fund to sell its interest in an Underlying Fund, the Fund may be unable to sell such interest quickly, if at all, and could therefore be obligated to continue to hold such interest for an extended period of time, or to accept a lower price for a more expeditious sale.

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●	The Adviser, Vanguard and Blackstone have formed a strategic alliance as discussed in additional detail in “Types of Investments and Related Risks – Strategic Alliance” (the “Strategic Alliance”). To the extent the three firms alter or terminate their Strategic Alliance, the Fund may not be able to pursue its investment strategies in whole or in part, and the Fund and Shareholders could experience investment losses as a result. In addition, this could inhibit or preclude the Fund from being able to comply with its fundamental policy to invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) directly or indirectly in Blackstone Underlying Funds that provide exposure to private market investments. To the extent that the Fund is unable to comply with such fundamental policy, it will be required to seek shareholder approval to revise or eliminate the fundamental policy. Other potential consequences include the possibility of increased transaction costs on the sale of securities and reinvestments in other securities, as well as the possibility of realizing taxable capital gains, including short-term capital gains. In addition, sales of interests in an Underlying Fund that is treated as a partnership for federal income tax purposes may result in taxable capital gains and, in certain circumstances, ordinary income to the Fund, which may increase taxable distributions to Shareholders. It is also possible that changes in the Fund’s investment program resulting from alteration or termination of the Strategic Alliance could threaten the Fund’s ability to qualify as a RIC under Subchapter M of the Code.

●	Fund Shareholders will have no right to receive information about the interests in the Underlying Funds, and will have no recourse against interests in the Underlying Funds.

●	The Fund and its interests in certain Underlying Funds are subject to risks associated with legal and regulatory changes applicable to the private fund industry.

●	To the extent that the Fund does not receive timely valuation information from Underlying Funds, the Fund’s ability to accurately calculate its NAV may be impaired. Certain Underlying Funds may calculate their NAVs less frequently, whereas the Fund provides valuations, and issues Shares, on a monthly basis. The Fund’s interests in certain Underlying Funds, and many of the underlying investments held by such Underlying Funds, will be priced in the absence of a readily available market and may be priced based on determinations of fair value, which may prove to be inaccurate. The Fund and the Adviser may use independent pricing services to assist in calculating the value of the Fund’s holdings, including illiquid investments. The factors and methodologies used for the valuation of such securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can realize the fair value assigned to a security if it were to sell the security. An Underlying Fund’s valuation information could also be inaccurate due to fraudulent activity, mis-valuation or inadvertent error. The Fund may not uncover errors in valuation for a significant period of time, if ever.

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●	The success of a significant portion of the Fund’s investment program depends to a great extent upon correctly assessing the future course of price movements of specific securities and other investments. There can be no assurance that the Adviser or Underlying Fund investment advisers will be able to predict accurately these price movements. As a result, there is always some, and occasionally a significant, degree of market risk.

●	The Fund’s investments in securities and other obligations of companies that are experiencing distress involve a substantial degree of risk, are generally considered speculative and may be subject to U.S. federal, state or non-U.S. bankruptcy laws or fraudulent transfer or conveyance laws.

●	Certain investments may be exposed to the credit risk of the counterparties with whom the Fund deals or of third-party contractual customers of such counterparties.

●	The Fund is exposed to risks associated with changes in interest rates.

●	The valuation of securities or instruments that lack a central trading place (such as shares of certain Underlying Funds, fixed-income securities or instruments) may carry greater risk than those that trade on an exchange.

●	The Fund’s investments, or those of Underlying Funds, may include securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as “high yield” or “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal and may be particularly susceptible to economic downturns, which could cause losses.

●	Derivative investments have risks, including the imperfect correlation between the value of such instruments and the underlying assets of the Fund. The investment program of the Fund may include short selling. Short sales can, in certain circumstances, substantially increase the impact of adverse price movements on the Fund. There is a risk that the securities borrowed by the Fund in connection with a short sale must be returned to the securities lender on short notice.

●	The Fund may be materially adversely affected by market, economic and political conditions globally and in the jurisdictions and sectors in which the Fund or Underlying Funds invest.

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●	Non-U.S. securities may be traded in undeveloped, inefficient and less liquid markets and may experience greater price volatility and changes in value – changes in foreign currency exchange rates may adversely affect the U.S. dollar value of and returns on foreign denominated investments.

●	The Fund’s portfolio is expected to be constructed by combining the investment styles and strategies of multiple Underlying Funds. There is no assurance that the Fund’s investment objective will be achieved.

●	The Fund is a newly organized, non-diversified, closed-end investment company with no operating history.

●	To qualify and remain eligible for the special tax treatment accorded to RICs under the Code, the Fund must meet certain source-of-income, asset diversification and annual distribution requirements, and failure to do so could result in the loss of RIC status and substantial tax liabilities. The Fund’s complex investment strategies may make compliance with such requirements more challenging. Additionally, failure to obtain sufficient information from the Fund’s Underlying Funds or their managers, where information is not publicly available, could adversely impact the Fund’s ability to meet these requirements.

Accordingly, the Fund should be considered a speculative investment that entails substantial risks, and a prospective investor should invest in the Fund only if it can sustain a complete loss of their investment.
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 SUMMARY OF FEES AND EXPENSES

The following table illustrates the aggregate fees and expenses that the Fund expects to incur, and that Shareholders can expect to bear directly or indirectly.

	[Class A]	[Class I]	[Class M]
SHAREHOLDER TRANSACTION FEES
Maximum sales load imposed on purchases(1)	None	None	None
Maximum early repurchase fee(2)	[●]%	[●]%	[●]%

ANNUAL FUND EXPENSES(3)
(as a percentage of average net assets attributable to Shares)
Management Fee(4)	[●]%	[●]%	[●]%
Interest payments on borrowed funds and securities sold short	[●]%	[●]%	[●]%
Distribution Fee(5)	[●]%	[●]%	[●]%
Shareholder Servicing Fee(6)	[●]%	[●]%	[●]%
Other expenses(7)	[●]%	[●]%	[●]%
Acquired Fund Fees and Expenses(8)	[●]%	[●]%	[●]%
Total annual fund expenses	[●]%	[●]%	[●]%
Expense reimbursement(9)	([●]%)	([●]%)	([●]%)
Total annual fund expenses after expense reimbursement(9)	[●]%	[●]%	[●]%

(1)	While Class A, Class I and Class M Shares do not impose a front-end sales charge, if you purchase Class A, Class I or Class M Shares through certain financial firms, such firms may directly charge you transaction or other fees in such amount as they may determine, provided that such firms limit such charges to a 1.50% cap for Class A Shares and a 3.50% cap for Class M Shares. Please consult your financial firm for additional information. See “Plan of Distribution.”

(2)	A [●]% early repurchase fee payable to the Fund will be charged with respect to the repurchase of a Shareholder’s Shares at any time prior to the day immediately preceding the one-year anniversary of the Shareholder’s purchase of the Shares (on a “first in-first out” basis). The one-year holding period will be satisfied if at least one year has elapsed from (a) the issuance date of the applicable Shares to (b) the subscription date immediately following the valuation date used in the repurchase of such Shares. An early repurchase fee payable by a Shareholder may be waived by the Fund where doing so is in the best interests of the Fund and in a manner as will not discriminate unfairly against any Shareholder. The early repurchase fee will be retained by the Fund for the benefit of the remaining Shareholders. See “Repurchases of Shares.”

(3)	Assuming estimated net assets for the Fund of $[●] million with no leverage for this purpose.

(4)	The Adviser allocates and reallocates the Fund’s assets among Blackstone Underlying Funds and other investments, as described in the section “Investment Program – Investment Strategies.” In consideration of the advisory services provided by the Adviser to the Fund, the Fund pays to the Adviser an Investment Management Fee payable [quarterly in arrears and accrued monthly at an annual rate of [●]% of the value of the Fund’s net assets, which is calculated as of the close of business on the last business day of each month].

(5)	[Class M] Shares will pay to the Distributor a distribution fee that will accrue at an annual rate equal to [●]% of the monthly net assets attributable to Class M Shares (the “Distribution Fee”). See “Plan of Distribution”.

(6)	[Class A] Shares may charge a shareholder servicing fee at an annual rate equal to [●]% of the monthly net assets attributable to Class A Shares, and [Class M] Shares may charge a shareholder servicing fee at an annual rate equal to [●]% of the monthly net assets attributable to Class M Shares (in each case, a “Shareholder Servicing Fee”). The Fund may use these fees, in respect of the relevant class, to compensate Financial Intermediaries or financial institutions for distribution-related expenses, if applicable, and providing ongoing services in respect of investors with whom they have distributed Shares of the Fund. Such services may also include electronic processing of investor orders, electronic fund transfers between investors and the Fund, account reconciliations with the Fund’s transfer agent, facilitation of electronic delivery to investors of Fund documentation, monitoring investor accounts for back-up withholding and any other special tax reporting obligations, maintenance of books and records with respect to the foregoing, and such other information and liaison services as the Fund or the Adviser may reasonably request.
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(7)	Other expenses are based on estimated amounts for the current fiscal year and include the administration fee under the Fund’s Supervision and Administration Agreement plus Trustee fees and expenses and organizational and offering costs.

(8)	“Acquired Fund Fees and Expenses” (“AFFE”) includes fees and expenses of those Underlying Funds in which the Fund invests that are investment companies or would be an investment company but for an exception to that definition provided for in Sections 3(c)(1) or 3(c)(7) of the 1940 Act (each, an “Acquired Fund”). Some of the Acquired Funds in which the Fund will invest charge carried interest, incentive fees or allocations based on such Acquired Funds’ performance. Such Acquired Funds generally charge a management fee of [●]% to [●]%, and approximately [●]% of net profits as a carried interest allocation. The AFFE disclosed above are based on historical fees and expenses, and future AFFE may be substantially higher or lower because certain fees are based on the performance of the Acquired Funds, which may fluctuate over time. AFFE reflects operating expenses of the Acquired Funds (i.e., management fees, administration fees and professional and other direct, fixed fees and expenses of the Acquired Funds). The AFFE do not, however, reflect any performance-based fees or allocations paid by the Acquired Funds that are calculated solely on the realization and/or distribution of gains, or on the sum of such gains and unrealized appreciation of assets distributed in-kind.

(9)	[The Adviser and the Fund have entered into the Expense Limitation Agreement under which the Adviser has agreed contractually, on a monthly basis, to reimburse the Fund’s “Specified Expenses” in respect of each class of the Fund (each, a “Class”) where “Specified Expenses” means all other expenses incurred in the business of the Fund and allocated to a Class, including the Fund’s annual operating expenses, with the exception of: (i) the Investment Management Fee; (ii) the Shareholder Servicing Fee (as defined herein); (iii) the Distribution Fee (as defined herein); (iv) certain costs associated with the acquisition, ongoing investment and disposition of the Fund’s investments and unconsummated investments, including legal costs, professional fees, travel costs and brokerage costs; (v) fees and expenses of the Underlying Funds in which the Fund invests; (vi) dividend and interest payments (including any dividend payments, interest expenses, commitment fees, or other expenses related to any leverage incurred by the Fund); (vii) taxes and costs to reclaim foreign taxes; and (viii) extraordinary expenses (as determined in the sole discretion of the Adviser), to the extent that such expenses, on an annualized basis, exceed [●]% of the monthly net assets of such Class (the “Expense Limitation”).

If, while the Adviser is the investment adviser to the Fund, the Fund’s estimated annualized Specified Expenses in respect of a Class for a given month are less than the Expense Limitation, the Adviser shall be entitled to reimbursement by the Fund of the other expenses borne by the Adviser on behalf of the Fund (the “Reimbursement Amount”) during any of the previous thirty-six (36) months, but only to the extent that the Fund’s estimated annualized Specified Expenses in respect of a Class (after such reimbursement is taken into account) do not exceed, for such month, the lesser of (i) the Expense Limitation in effect at the time such expenses were borne by the Adviser on behalf of the Fund pursuant to the Expense Limitation Agreement or (ii) any other relevant expense limit in effect at the time of such reimbursement with respect to the Class, and provided further that such amount paid to the Adviser will in no event exceed the total Reimbursement Amount and will not include any amounts previously reimbursed. The Adviser may recapture a Specified Expense in any year within the thirty-six (36) month period after the Adviser bears the expense. See “Fund Expenses—Expense Limitation Agreement” for additional information. The Expense Limitation Agreement will remain in effect for a one-year period from the date the Fund commences operations or until [●], whichever is longer, unless and until the Board approves its modification or termination. Thereafter, the Expense Limitation Agreement may be annually renewed with the written agreement of the Adviser and the Fund. The Board may terminate the Expense Limitation Agreement at any time upon notice to the Adviser, and the Expense Limitation Agreement shall automatically terminate upon the termination of the Investment Management Agreement between the Adviser and the Fund. The Fund’s obligation to make reimbursement payments shall survive the termination of the Expense Limitation Agreement. See “Fund Expenses.”]

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Certain Blackstone Underlying Funds may charge incentive-based compensation, including incentive fees and performance-based allocations (collectively, “incentive fees”). In the event that the Fund has a net total return (including any distributions) over an Additional Reimbursement Period (defined below) that is less than 0% (using the net total return of the Fund’s Class I Shares or any other lower-cost share class subsequently launched as a proxy for the Fund’s net total return) and Blackstone received incentive fees attributable to the Fund’s investments in Blackstone Underlying Funds during such period, the Adviser has contractually agreed to reimburse the Fund an additional amount (“Additional Reimbursement”). The Additional Reimbursement will be made to the Fund and divided proportionally among each share class of the Fund based on net assets, not only to the Class I Shares. The Additional Reimbursement agreement will commence on the date the Fund commences operations and remain in effect until December 31 of the second following year (for example, if the Fund commences operations in 2026, the Additional Reimbursement agreement will continue in effect until December 31, 2028). The Additional Reimbursement shall generally be the lesser of (i) the amount that would result in the net total return (including any distributions) of the Fund’s Class I Shares (or any other lower cost share class subsequently launched) over the Additional Reimbursement Period equaling 0% as if the entire Fund had experienced the net total return (including distributions) of that share class over the Additional Reimbursement Period; and (ii) the total incentive fees received by Blackstone attributable to the Fund’s investments in Blackstone Underlying Funds over the Additional Reimbursement Period. The “Additional Reimbursement Period” shall be: (i) initially, the period from the date on which the Fund commences operations until December 31 of the following calendar year (for example, if the Fund commences operations on June 1, 2026, the initial Additional Reimbursement Period would be June 1, 2026 – December 31, 2027); and (ii) thereafter, January 1 through December 31 of the following year (in the example above, the second Additional Reimbursement Period would be January 1, 2028 – December 31, 2028). A lower-cost share class subsequently launched will be used as the proxy for the Fund’s net total return instead of Class I only if that share class was operational for the entire Additional Reimbursement Period in question. Amounts reimbursed, if any, pursuant to the Additional Reimbursement agreement shall not be subject to reimbursement to the Adviser. The Additional Reimbursement will be accrued and paid in accordance with U.S. GAAP.

Example:

The following example demonstrates the projected dollar amount of total expenses that would be incurred over various periods with respect to a hypothetical investment in Shares. In calculating the following expense amounts, the Fund has assumed its direct and indirect annual operating expenses would remain at the percentage levels set forth in the table above (except that the example incorporates the expense reimbursement arrangement for only the first year).

An investor would pay the following expenses on a $1,000 investment, assuming a 5.0% annual return:

Class A
1 Year	3 Years	5 Years	10 Years
$[●]	$[●]	$[●]	$[●]
Class I
1 Year	3 Years	5 Years	10 Years
$[●]	$[●]	$[●]	$[●]
Class M
1 Year	3 Years	5 Years	10 Years
$[●]	$[●]	$[●]	$[●]

The example and the expenses in the table above should not be considered a representation of the Fund’s future expenses, and actual expenses may be greater or less than those shown. [The example above excludes the early repurchase fee because Shares held for the full time periods above are not subject to repurchase fees. If an investor’s Shares are repurchased within one year of their purchase, the Shares would incur the [●]% early repurchase fee.] While the example assumes a 5.0% annual return, as required by the SEC, the Fund’s performance will vary and may result in a return greater or less than 5.0%. In addition to the fees and expenses described above, you may also be required to pay transaction or other fees on the purchase of Class I or Class M Shares, which are not reflected in the example. For a more complete description of the various fees and expenses borne directly and indirectly by the Fund, see “Fund Expenses” and “Investment Management Fee.”

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FINANCIAL HIGHLIGHTS

Because the Fund is newly organized and has no performance history as of the date of this prospectus, a financial highlights table for the Fund has not been included in this prospectus.

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THE FUND

The Fund is a newly organized non-diversified, closed-end management investment company that is registered under the 1940 Act. The Fund was organized as a Delaware statutory trust on [●] and has no operating history. The principal office of the Fund is located at 280 Congress Street, Boston, MA 02210, and its telephone number is [●].

The Fund’s investment objective is to seek to provide attractive risk adjusted returns.

There can be no assurance that the Fund will achieve its investment objective.

The Fund seeks to achieve its investment objective by investing primarily in pooled investment vehicles sponsored by affiliates of Blackstone Inc. (collectively, “Blackstone”), directly or indirectly, and other investments that provide exposure to a broad range of asset classes and geographies in private markets. Under normal market conditions, the Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) directly or indirectly in Blackstone Underlying Funds (as defined on page 24 in the “Investment Program—Investment Strategies” section of the Prospectus) that provide exposure to private market investments.

The Fund also may invest a portion of its net assets in registered investment companies, including mutual funds and ETFs, or directly in securities and derivatives, in each case providing exposure to short duration fixed income securities, money market investments and other investments considered by the Adviser to be liquid. These exposures shall be obtained primarily through allocations of the Fund’s assets by the Adviser to Blackstone Underlying Funds that provide daily liquidity and investment vehicles managed by The Vanguard Group, Inc. or its affiliates (together with its affiliates, “Vanguard,” and each such vehicle, a “Vanguard Underlying Fund,” and together with the Blackstone Underlying Funds, the “Underlying Funds”). Vanguard Underlying Funds include passively-managed index mutual funds and ETFs, and actively-managed ETFs and mutual funds.

The Adviser expects to select Underlying Funds without considering or canvassing the universe of other available investment vehicles managed by other managers not affiliated with the Adviser, Blackstone or Vanguard. The Fund will not invest in any fund that is managed, advised or sponsored by a manager that is not the Adviser, Blackstone or Vanguard unless the Adviser, Blackstone, or Vanguard is a sub-adviser of such fund; provided that the Fund may invest in feeder vehicles managed, advised or sponsored by other managers, where such vehicles invest exclusively in a fund or funds managed, advised, sponsored or sub-advised by the Adviser, Blackstone or Vanguard.

The Fund may invest in both U.S. and foreign issuers and may have significant investment exposure to the United States or other geographic regions or countries, which can include less-developed countries. Less-developed countries are commonly referred to as emerging market countries, which include so-called frontier market countries.

The Fund may utilize various investment strategies to hedge positions, enhance return and manage cash flows. The Fund may invest a portion of its assets in non-U.S. securities that are generally denominated in non-U.S. currencies. In certain cases, the currency fluctuations of investments may be hedged through the use of currency derivatives or other instruments.

Except as otherwise indicated, the Fund may change its investment objective and any of its investment policies, restrictions, strategies and techniques without shareholder approval. The Fund’s fundamental policy to invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) directly or indirectly in Blackstone Underlying Funds that provide exposure to private market investments, may be changed only by shareholder approval. Fundamental policies contained in the Statement of Additional Information may not be changed without shareholder approval. See “Investment Restrictions – Fundamental Investment Restrictions” for more information about the Fund’s fundamental investment restrictions.

For a further discussion of the Fund’s principal investment strategies, see “Investment Objective, Opportunities and Strategies.” There can be no assurance that the Fund will achieve its investment objective.

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THE ADVISER

The Adviser, an investment adviser registered with the SEC under the Advisers Act, serves as the Fund’s adviser. The Adviser is responsible for the Fund’s investment strategy and the day-to-day management of the Fund’s assets. A discussion regarding the basis for the Board’s approval of the Investment Management Agreement will be available in the Fund’s first annual or semi-annual report on Form N-CSR.

The Adviser is a Delaware limited liability partnership with principal offices at 280 Congress Street, Boston, Massachusetts 02210. The Adviser is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. The Adviser and its predecessor organizations have provided investment advisory services for over 80 years. The Adviser is owned by the partners of Wellington Management Group LLP (“WMG”), a Massachusetts limited liability partnership. WMG serves as the ultimate parent holding company of the Wellington Management global organization. As of December 31, 2025, the Adviser had investment management authority with respect to approximately $[●] trillion in assets.

22

USE OF PROCEEDS

Under normal market circumstances, the proceeds from the sale of Shares, not including the amount of any applicable sales loads paid by investors and net of the Fund’s fees and expenses, are invested by the Fund to pursue its investment objective and strategies as soon as practicable, consistent with market conditions and the availability of suitable investments, after receipt of such proceeds by the Fund. See “Types of Investments and Related Risks – Availability of Investment Opportunities” for a discussion of the timing of Underlying Funds’ subscription activities, market conditions and other considerations relevant to the timing of the Fund’s investments generally. Although the Fund does not anticipate a delay in its use of proceeds, any such delay could lower returns and reduce the Fund’s distributions to Shareholders. Pending utilization, the Fund may hold uninvested capital in the form of cash and cash equivalents, including money market investments, derivatives, public market investments and other instruments. These investments may detract from Fund performance, and the Fund may be prevented from achieving its objective during any period in which the Fund’s assets are not substantially invested in accordance with its principal investment strategies. See “Investment Program – Continuous Allocation to Blackstone Underlying Funds; Blackstone Underlying Fund Withdrawal Constraints” for additional information.

The Fund will pay the Adviser the full amount of the Investment Management Fee during any period prior to which any of the Fund’s assets (including any proceeds received by the Fund from the offering of Shares) are invested in Underlying Funds.

23

INVESTMENT PROGRAM

Investment Objective

The Fund’s investment objective is to seek to provide attractive risk adjusted returns. The Fund’s investment objective is not fundamental and may be changed by the Board without shareholder approval.

There can be no assurance that the Fund will achieve its investment objective.

Investment Strategies

The Fund seeks to achieve its investment objective by investing primarily in pooled investment vehicles sponsored by affiliates of Blackstone Inc. (collectively, “Blackstone”), directly or indirectly, and other investments that provide exposure to a broad range of asset classes and geographies in private markets. Under normal market conditions, the Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) directly or indirectly in Blackstone Underlying Funds (as defined below) that provide exposure to private market investments. The term “private markets” refers to investments that are not traded on public exchanges, including, but not limited to, private equity, private credit, real estate and infrastructure. The Fund may not have exposure to all private markets asset classes and strategies at all times, and the Fund’s allocations across sectors, asset classes, industries and geographic regions are expected to vary over time in the sole discretion of the Adviser. The Fund’s portfolio may, at any given time, be more heavily weighted to one or more sectors, asset classes, industries and geographic regions.

“Blackstone Underlying Funds” are pooled investment vehicles sponsored by Blackstone and may include registered investment companies, business development companies, real estate investment trusts, private funds (i.e., private investment funds excluded from the definition of “investment company” pursuant to Sections 3(c)(1) or 3(c)(7) of the 1940 Act) and other investment vehicles through which Blackstone may provide access to investment opportunities in private markets. Blackstone Underlying Funds shall include, but shall not be limited to, [●], [●], [●] and [●] (each, a “Blackstone Initial Fund” and collectively, the “Blackstone Initial Funds”). Additionally, during (i) the Fund’s launch phase, until the next available subscription window for applicable Blackstone Underlying Funds after the launch phase; (ii) times when subscription to one or more Blackstone Underlying Funds is not available in the ordinary course, until the next available subscription window for applicable Blackstone Funds; (iii) any period when one or more Blackstone Underlying Funds becomes permanently unavailable for investment by the Fund, until the first available subscription window for a replacement Blackstone Underlying Fund that is made available for investment by the Fund by Blackstone; and (iv) temporarily for purposes of compliance with the asset diversification requirements under the Internal Revenue Code applicable to regulated investment companies, the term “Blackstone Underlying Funds” shall include investments in derivatives, public market investments and other instruments designed to approximate the volatility and risk characteristics of private markets in which the Blackstone Underlying Funds invest, as determined in the Adviser’s discretion (such derivatives, public market investments and other instruments, “Temporary Private Markets Exposure Proxies”). Unless otherwise specified, references to a Blackstone Underlying Fund or Blackstone Underlying Funds do not include Temporary Private Markets Exposure Proxies. With respect to items (i) – (iii) above, such Temporary Private Markets Exposure Proxies will only be counted toward such threshold until the next available subscription window for the applicable Blackstone Underlying Fund after the launch phase (in the case of (i)) or after such Temporary Private Markets Exposure Proxy is obtained (in the case of (ii)), or until the first available subscription window for a replacement Blackstone Underlying Fund that is made available for investment by the Fund by Blackstone (in the case of (iii)). The Adviser’s allocation and reallocation of the Fund’s assets among Blackstone Underlying Funds will take into consideration a variety of factors, including but not limited to, market environment analysis (which considers various market factors that may impact a Blackstone Underlying Fund), financial modeling techniques to assess risk and uncertainty, including scenario and sensitivity analysis and stress tests, behavior of returns, correlations (i.e., the relationship among various Blackstone Underlying Funds and/or markets, including the degree to which they move in relation to each other), beta (i.e., measures of returns relative to applicable markets), and volatility, and the role of exposure in the overall solution design.

The Fund also may invest a portion of its net assets in registered investment companies, including mutual funds and ETFs, or directly in securities and derivatives, in each case providing exposure to short duration fixed income securities, money market investments and other investments considered by the Adviser to be liquid. These exposures shall be obtained primarily through allocations of the Fund’s assets by the Adviser to Blackstone Underlying Funds that provide daily liquidity and investment vehicles managed by The Vanguard Group, Inc. or its affiliates (together with its affiliates, “Vanguard,” and each such vehicle, a “Vanguard Underlying Fund,” and together with the Blackstone Underlying Funds, the “Underlying Funds”). Vanguard Underlying Funds include passively-managed index mutual funds and ETFs, and actively-managed ETFs and mutual funds.

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The Adviser expects to select Underlying Funds without considering or canvassing the universe of other available investment vehicles managed by other managers not affiliated with the Adviser, Blackstone or Vanguard. The Fund will not invest in any fund that is managed, advised or sponsored by a manager that is not the Adviser, Blackstone or Vanguard unless the Adviser, Blackstone, or Vanguard is a sub-adviser of such fund; provided that the Fund may invest in feeder vehicles managed, advised or sponsored by other managers, where such vehicles invest exclusively in a fund or funds managed, advised, sponsored or sub-advised by the Adviser, Blackstone or Vanguard. Complete information about the Fund’s principal investment strategies is included in this prospectus; however, this prospectus does not include a list of all possible Underlying Funds or all possible investment strategies or methods that may be used by Underlying Funds. Complete information about an SEC-registered Underlying Fund is available on the SEC’s website and/or directly from such Underlying Fund. Information about private Underlying Funds has limited, if any, availability. Blackstone and Vanguard are not sponsors, promoters, investment advisers, sub-advisers, underwriters or affiliates of the Fund.

The Fund may invest in both U.S. and foreign issuers and may have significant investment exposure to the United States or other geographic regions or countries, which can include less-developed countries. Less-developed countries are commonly referred to as emerging market countries, which include so-called frontier market countries.

The Fund may utilize various investment strategies to hedge positions, enhance return and manage cash flows. These strategies may include: the use of leverage, long and short positions, commodities and futures; investing in exchange-traded and over-the-counter derivatives (primarily futures, swaps, options, structured notes, warrants, forwards and equity-linked notes), bonds, interest rate derivatives, credit derivatives, other fixed income securities (including investment grade debt and high yield debt, floating rate securities such as senior loans or structured credit, and in derivatives and other instruments that have economic characteristics similar to such securities or investments including high-yielding sectors of the credit market including emerging market debt, and bank loans), currencies, equities and indices, ETFs, real estate investment trusts, convertible and non-convertible preferred securities, mortgage-backed and asset-backed securities and cash equivalent investments; and writing options. The Fund may invest a portion of its assets in non-U.S. securities that are generally denominated in non-U.S. currencies. In certain cases, the currency fluctuations of investments may be hedged through the use of currency derivatives or other instruments.

Access

The Fund will provide Shareholders with access to Blackstone Underlying Funds that are generally unavailable to the broad investing public. Blackstone has agreed with the Adviser, subject to applicable legal or regulatory restrictions and requirements, to provide information to the Fund of the type and scope it customarily provides to other investors in Blackstone Underlying Funds.

As permitted by law, the Adviser expects to regularly communicate with Blackstone about the Underlying Funds in which the Fund has invested or may invest, and Blackstone may provide the Adviser with statistical or other factual information about the investment strategies, risk management and general information regarding economic factors and market trends in each case as they relate to Blackstone Underlying Funds. This interaction facilitates ongoing portfolio analysis by the Adviser and may help to address potential developments at the Underlying Fund level. It also provides ongoing due diligence feedback as additional investments in Blackstone Underlying Funds are considered by the Adviser.

Blackstone does not furnish investment advice to the Adviser or the Fund with respect to investments in Blackstone Underlying Funds. The long-term nature of certain private markets investments requires a commitment to ongoing risk management. In this regard, the Adviser seeks to maintain close contact with Blackstone and to monitor the performance of Blackstone Underlying Funds and, subject to bona fide regulatory and legal considerations, developments at the individual portfolio companies or other holdings that are material positions in the Blackstone Underlying Funds held by the Fund.

Blackstone Underlying Funds

The Fund can obtain exposure to various private markets (including private equity, private credit, real estate, and infrastructure investments) through allocations of the Fund’s assets among registered investment companies, business development companies, real estate investment trusts, private funds (i.e., private investment funds excluded from the definition of “investment company” pursuant to Sections 3(c)(1) or 3(c)(7) of the 1940 Act) or other vehicles managed by Blackstone affiliates. In particular, the Fund shall have access to all semi-liquid perpetual Blackstone Underlying Funds available and for which the Fund is an eligible investor, including, but not limited to, [●], [●], [●] and [●] (each, a “Blackstone Initial Fund” and collectively, the “Blackstone Initial Funds”). The Blackstone Underlying Funds are expected to issue shares to the Fund on the same economic terms as to investors in the same class.

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Private equity-focused Blackstone Underlying Funds generally invest primarily in privately negotiated, equity-oriented investments. Private credit-focused Blackstone Underlying Funds typically will focus on: private credit investments, including loans, bonds and other credit instruments that are issued in private offerings or issued by private companies; asset based and real estate credit; structured credit; and liquid credit. Such Blackstone Underlying Funds may focus on privately originated and privately negotiated investments, predominantly direct lending to U.S. private companies. Real estate-focused Blackstone Underlying Funds typically will invest primarily in stabilized, income-generating commercial real estate in the United States and, to a lesser extent, outside the United States, and may also invest in real estate debt investments. Infrastructure-focused Blackstone Underlying Funds generally invest primarily in infrastructure equity, and, to a lesser extent, in infrastructure secondaries and credit strategies. Any of these private market strategies could access investments in a variety of ways, including through: (i) direct investments (investments in companies and other private assets, directly or through intermediate entities); (ii) secondary investments (secondary market purchases of existing investments in established funds managed by Blackstone affiliates or third-party managers); and (iii) primary commitments (capital commitments to commingled, blind pool investment funds managed by Blackstone or third-party managers).

Continuous Allocation to Blackstone Underlying Funds; Blackstone Underlying Fund Withdrawal Constraints

As described above, under normal market conditions, the Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) directly or indirectly in Blackstone Underlying Funds that provide exposure to private market investments. The Fund’s policy to invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) directly or indirectly in Blackstone Underlying Funds that provide exposure to private market investments, is a fundamental policy that may be changed only by Shareholder approval.

When the Fund is at scale, the Fund will be subject to certain material constraints on withdrawals from its investments in Blackstone Underlying Funds under certain circumstances (the “Withdrawal Constraints”). Potential investors must fully understand that the Fund will maintain significant exposure to the Blackstone Underlying Funds and may be subject to the Withdrawal Constraints with respect to Blackstone Underlying Funds, and must be willing to assume the substantial associated risks, regardless of market conditions, including, but not limited to, the risk that the Fund may be unable to liquidate all or a portion of its position in a Blackstone Underlying Fund or may not be able to realize what it perceives to be the fair value of a Blackstone Underlying Fund in the event of a sale. See “Risks Associated with the Fund’s Investments and Investment Activities—Liquidity and Valuation” and “Conflicts of Interest” for additional information.

Investors should also be aware that, to manage the Fund’s cash until the Fund is able to invest in a particular Blackstone Underlying Fund, the Fund may take positions in various securities and instruments that are intended to provide economic exposures similar to those of one or more Blackstone Underlying Funds. Such temporary investments may, however, have different risk and return characteristics from the intended Blackstone Underlying Fund(s), which could lead to Fund underperformance or losses.

Additionally, investors should be aware that, during the Fund’s launch phase, the Fund’s holdings of certain Underlying Funds may represent a greater or lesser proportion of the Fund’s overall net assets than is intended to be the case, under normal market conditions, once the Fund’s investment strategies are fully implemented. As a result, during this period, the Fund may experience performance that is not reflective of the performance expected based on full implementation of the Fund’s investment strategies. There is the risk that, during such period, the Fund could experience losses, including losses greater than, or gains less than, the losses or gains that would otherwise be incurred were the strategies fully implemented.

Blackstone

Blackstone is the world’s largest alternative asset manager. Blackstone seeks to deliver compelling returns for institutional and individual investors by strengthening the companies in which the firm invests. Blackstone’s more than $[1.1] trillion in assets under management include global investment strategies focused on real estate, private equity, credit, infrastructure, life sciences, growth equity, real assets, secondaries and hedge funds.

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Blackstone is not a sponsor, promoter, investment adviser, sub-adviser, underwriter or affiliate of the Fund. Blackstone will not provide investment recommendations or investment advice to the Fund or the Adviser regarding investments in Blackstone Underlying Funds or regarding the allocation and reallocation of the Fund’s assets among Blackstone Underlying Funds or any other Underlying Funds. The Fund may not invest in all of the types of Blackstone Underlying Funds described herein. In light of the Fund’s investment strategies, the Adviser has entered into a licensing agreement (the “Licensing Agreement”) with Blackstone pursuant to which Blackstone has granted the Adviser a license to use certain trade names, trademarks and/or service marks (the “Marks”) in connection with (i) the offering, marketing and promotion of the Fund and (ii) related disclosure. The “Blackstone” Mark is used in the Fund’s name because the Fund has adopted a fundamental policy to invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) directly or indirectly in Blackstone Underlying Funds that provide exposure to private market investments. The Marks remain the sole and exclusive property of Blackstone and, under certain circumstances, Blackstone may terminate the Licensing Agreement and prohibit the Fund from using the Marks.

Vanguard

Founded in 1975, Vanguard is one of the world’s leading investment management companies. The firm offers investments, advice, and retirement services to tens of millions of individual investors around the globe – directly, through workplace plans, and through financial intermediaries. Vanguard operates under a unique, investor-owned structure where Vanguard fund shareholders own the funds, which in turn own Vanguard. As such, Vanguard adheres to a simple purpose: To take a stand for all investors, to treat them fairly, and to give them the best chance for investment success.

Vanguard is not a sponsor, promoter, investment adviser, sub-adviser, underwriter or affiliate of the Fund. Vanguard will not provide investment recommendations or investment advice to the Fund or the Adviser regarding investments in Vanguard Underlying Funds or regarding the allocation and reallocation of the Fund’s assets among Vanguard Underlying Funds or any other Underlying Funds. The Fund may not invest in all of the types of Vanguard Underlying Funds described herein.

Leverage

The Fund may employ leverage in circumstances where the Adviser deems it appropriate to do so in order to implement the investment approach and to achieve the investment objective. The Fund may use leverage opportunistically and may choose to increase or decrease its leverage, or use different types or combinations of leveraging instruments, at any time based on the Fund’s assessment of market conditions and the investment environment.

The Fund may incur leverage by borrowing funds from its prime brokers, brokerage firms, banks and other financial institutions and/or through the use of derivatives, repurchase transactions, and other non-fully funded instruments. Leverage obtained through borrowing is obtained from the relevant lender (and may be limited if the relevant lender is unwilling or unable to lend). Leverage obtained through the use of derivatives and other non-fully funded instruments is obtained from the relevant counterparty (and may be limited if a counterparty is unwilling to accept the terms of a proposed transaction).

The Fund delivers collateral from time to time to other parties (e.g., counterparties to over-the-counter transactions) under the terms of its agreements with such parties (e.g., ISDA master agreements and other trading agreements), by posting initial margin and on a daily mark-to-market basis. The Fund may also deposit collateral as security with a broker. There generally are no restrictions on the use of such collateral by such other parties and brokers except in certain circumstances where there are regulatory or contractual restrictions on the right of reuse of collateral.

There can be no assurance that the Fund will use leverage or that its leveraging strategy will be successful during any period in which it is employed.

The Fund will be limited in its ability to borrow (or guarantee other obligations) by the 1940 Act requirement that a registered investment company must satisfy an “asset coverage” requirement of 300% with respect to senior securities representing indebtedness, including amounts borrowed, measured at the time the investment company incurs the indebtedness, with an exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary purposes. This requirement generally means that the value of the investment company’s total indebtedness may not exceed 33% the value of its total assets (including the indebtedness). Additionally, pursuant to SEC regulation, the Fund’s trading of derivatives and other transactions that create future payment or delivery obligations is subject to value-at-risk (“VaR”) leverage limits and derivatives risk management program and reporting requirements.

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Percentage Limitations

Compliance with any policy or limitation of the Fund that is expressed as a percentage of assets is determined at the time of purchase of portfolio securities. Unless otherwise required by the 1940 Act or rules thereunder, the policy will not be violated if these limitations are exceeded because of changes in the market value or investment rating of the Fund’s assets or if a borrower or issuer distributes equity securities incident to the purchase or ownership of a portfolio investment or in connection with a reorganization of a borrower or issuer. Notwithstanding the foregoing, the requirements of the Fund’s policy adopted pursuant to Rule 35d-1 under the 1940 Act (the “80% investment policy”) apply at the time of investment but, if the Fund identifies that its 80% investment policy is no longer satisfied, the Fund must make future investments in a manner that will bring the Fund into compliance with its 80% investment policy in the applicable timeframe prescribed by Rule 35d-1. The Fund may temporarily invest less than 80% of the value of its assets in accordance with its 80% investment policy during the Fund’s first 180 consecutive days, starting from the date the Fund commences operations.

There can be no assurance that the Fund will achieve its investment objectives. The types of Underlying Funds and other investments held by the Fund may vary considerably over time as market conditions and investment opportunities change.

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TYPES OF INVESTMENTS AND RELATED RISKS

Investors should carefully consider the risk factors described below, before deciding on whether to make an investment in the Fund. The risks set out below are not the only risks the Fund faces. Additional risks and uncertainties not currently known to the Fund or that the Fund currently deems to be immaterial also may materially adversely affect the Fund’s business, financial condition and/or operating results. If any of the following events occur, the Fund’s business, financial condition and results of operations could be materially adversely affected. In such case, the NAV of the Fund’s Shares could decline, and investors may lose all or part of their investment.

The following discussion is organized into three sections: “Risks Associated with Market Conditions and Investment Opportunities;” “Risks Associated with the Fund’s Investments and Investment Activities;” and “Risks Associated with the Fund and the Adviser.”

As the Fund will obtain investment exposure primarily through allocations of the Fund’s assets to the Underlying Funds, as well as through direct investments, the Fund may be exposed to certain risks described below through exposure to one or more Underlying Funds and/or may be directly exposed to certain risks described below. As a result, the following provides an overview of principal risks associated with the Fund’s investments in Underlying Funds and principal risks associated with the Fund’s direct investments in certain short-term instruments for liquidity or cash management purposes.

Risks Associated with Market Conditions and Investment Opportunities

Market Risks

The profitability of a significant portion of the Fund’s and Underlying Funds’ investment programs depend to a great extent upon correctly assessing the future course of price movements of specific securities and other investments. There can be no assurance that the Adviser or an Underlying Fund’s manager will be able to predict accurately these price movements. As a result, there is always some, and occasionally a significant, degree of market risk.

The market price of securities owned by the Fund or an Underlying Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries or issuers represented in the securities markets. The value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, adverse changes to credit markets or adverse investor sentiment generally. The value of a security may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously even if the performance of those asset classes is not otherwise historically correlated. Investments may also be negatively impacted by market disruptions and by attempts by other market participants to manipulate the prices of particular investments. Equity securities generally have greater price volatility than fixed income securities. Credit ratings downgrades may also negatively affect securities held by the Fund or an Underlying Fund. Even when markets perform well, there is no assurance that the investments held by the Fund or an Underlying Fund will increase in value along with the broader market.

In addition, market risk includes the risk that geopolitical and other events will disrupt the economy on a national or global level. For instance, war, terrorism, social unrest, recessions, supply chain disruptions, market manipulation, government defaults, government shutdowns, political changes, diplomatic developments, or the imposition of sanctions and other similar measures, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics, discussed further below) and natural/environmental disasters can all negatively impact the securities markets, which could cause the Fund to lose value. These events could reduce consumer demand or economic output, result in market closures, changes in interest rates, inflation/deflation, travel restrictions or quarantines, and significantly adversely impact the economy.

Health crises, such as pandemic and epidemic diseases, as well as other catastrophes that interrupt the expected course of events, such as those described above, and the public response to or fear of such diseases or events, have and may in the future have an adverse effect on investments and the Adviser’s or an Underlying Fund manager’s operations. For example, any preventative or protective actions that governments may take in respect of such diseases or events may result in periods of business disruption, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for portfolio companies. In addition, under such circumstances, the operations, including functions such as trading and valuation, of the Adviser or an Underlying Fund manager, and other service providers of the Fund or Underlying Fund, could be reduced, delayed, suspended or otherwise disrupted. The Fund’s or an Underlying Fund’s portfolio manager could fall ill or otherwise be adversely affected by such events, requiring the addition and/or substitution of other investment personnel to act as portfolio manager of the Fund or Underlying Fund. Further, the occurrence and pendency of such diseases or events could adversely affect the economies and financial markets either in specific countries or worldwide.

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The current contentious domestic political environment, as well as political and diplomatic events within the United States and abroad, such as elections in the U.S. or abroad or the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, has in the past resulted, and may in the future result, in a government shutdown or otherwise adversely affect the U.S. regulatory landscape, the general market environment and/or investor sentiment, which could have an adverse impact on the Fund’s or an Underlying Fund’s investments and operations. Additional and/or prolonged U.S. federal government shutdowns may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree.

Governmental and quasi-governmental authorities and regulators throughout the world have previously responded to serious economic disruptions with a variety of significant fiscal and monetary policy changes, including, but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates. An unexpected or sudden reversal of these policies, or the ineffectiveness of these policies, could increase volatility in securities markets, which could adversely affect the Fund’s or an Underlying Fund’s investments.

Any market disruptions could also prevent the Fund or an Underlying Fund from executing advantageous investment decisions in a timely manner. Underlying strategies that focus their investments in a region enduring geopolitical market disruption will face higher risks of loss, although the increasing interconnectivity between global economies and financial markets can lead to events or conditions in one country, region or financial market adversely impacting a different country, region or financial market. Thus, investors should closely monitor current market conditions to determine whether the Fund meets their individual financial needs and tolerance for risk.

Current market conditions may pose heightened risks with respect to investments in fixed income securities. The U.S. Federal Reserve has raised interest rates from historically low levels. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates. Any additional interest rate increases in the future could cause the value of the Fund’s or an Underlying Fund’s investments in fixed income securities to decrease. As such, fixed income securities markets may experience heightened levels of interest rate, volatility and liquidity risk.

Although interest rates have significantly increased since 2022 through the date of this prospectus, the prices of real estate-related assets generally have not decreased as much as may be expected based on historical correlations between interest rates and prices of real estate-related assets. This presents an increased risk of a correction or severe downturn in real estate-related asset prices, which could adversely impact the value of other investments as well (such as loans, securitized debt and other fixed income securities). This risk is particularly present with respect to commercial real estate-related asset prices, and the value of other investments with a connection to the commercial real estate sector. As examples of the current risks faced by real estate-related assets; tenant vacancy rates, tenant turnover and tenant concentration have increased; owners of real estate have faced headwinds, delinquencies and difficulties in collecting rents and other payments (which increases the risk of owners being unable to pay or otherwise defaulting on their own borrowings and obligations); property values have declined; inflation, upkeep costs and other expenses have increased; and rents have declined for many properties.

Government Regulation

The Fund or an Underlying Fund may invest in securities and financial instruments listed on both U.S. and non-U.S. exchanges. The global financial markets have recently undergone, and are still undergoing, pervasive and fundamental disruptions and instability. Such instability has led to extensive and unprecedented governmental intervention. Regulators in many jurisdictions have implemented or proposed a number of wide-ranging emergency regulatory measures, including restrictions on the short selling of certain securities in many jurisdictions. Such intervention has in certain cases been implemented on an emergency basis without much or any notice, with the consequence that some market participants’ ability to continue to implement certain strategies or manage the risk of their outstanding positions has been suddenly and/or substantially eliminated. Given the complexities of the global financial markets and the limited time frame within which governments have been able to take action, these interventions have sometimes been unclear in scope and application, resulting in confusion and uncertainty which in itself has been materially detrimental to the efficient functioning of such markets as well as previously successful investment strategies.

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It is impossible to predict with certainty what additional interim or permanent governmental restrictions may be imposed on the markets and/or the effect of such restrictions on the Adviser’s or an Underlying Fund manager’s ability to implement the Fund’s or an Underlying Fund’s investment objective. However, there will be increased regulation of the global financial markets, and such increased regulation could be materially detrimental to the performance of the Fund’s portfolio.

In addition, the global financial markets may undergo further fundamental disruptions in the future, which could result in renewed governmental interventions which may be materially detrimental to the performance of the Adviser and/or the Fund.

An Underlying Fund may invest in securities of companies that derive a major portion of profits or anticipated profits from the global financial services sector, and accordingly are subject to the risks associated with investments in financial services companies, in addition to the general risks of the stock markets. This means that an Underlying Fund could be more vulnerable to price fluctuations of financial services companies and other factors that particularly affect financial services industries than a more broadly diversified industrial portfolio. One of the factors that the financial services industry is vulnerable to is extensive governmental regulation, which may change frequently and can, among other things, increase costs for new services or products and make it difficult to pass increased costs on to consumers.

An Underlying Fund may also invest in companies in the biotechnology and related sectors which are generally subject to greater governmental regulation than other industries at both the state and federal levels. Changes in governmental policies may have a material effect on the demand for or costs of certain products and services. These companies must receive government approval before introducing new drugs and medical devices or procedures. This process may delay the introduction of these products and services to the marketplace, resulting in increased development costs, delayed cost-recovery and loss of competitive advantage to the extent that rival companies have developed competing products or procedures, adversely affecting the company’s revenues and profitability. Certain of these companies depend on the exclusive rights or patents for the products they develop and distribute. Patents have a limited duration and, upon expiration, other companies may market substantially similar “generic” products which cost less to develop and may cause the original developer of the product to lose market share and/or reduce the price charged for the product, resulting in lower profits for the original developer.

Trade Policy

In recent years, the U.S. government has indicated its intent to alter its approach to international trade policy and in some cases to renegotiate, or potentially terminate, certain existing bilateral or multi-lateral trade agreements and treaties with foreign countries, and has made proposals and taken actions related thereto, and has proposed and/or taken actions to increase tariffs or other duties on goods or products being imported into the U.S. For example, the U.S. government has imposed, and may in the future increase, tariffs on certain foreign goods, including from China, such as steel and aluminum. Some foreign governments, including China, have instituted retaliatory tariffs on certain U.S. goods. Recently, the current U.S. presidential administration has proposed and/or imposed significant increases to tariffs on goods imported into the U.S., including from China, Canada and Mexico. The Fund cannot predict how or what tariffs will be imposed or what retaliatory measures other countries, including China, may take in response to tariffs proposed or imposed by the U.S. Such uncertainty and/or tariffs or counter-measures could further increase costs, decrease margins, reduce the competitiveness of products and services offered by current and future portfolio companies of the Fund or an Underlying Fund and adversely affect the revenues and profitability of portfolio companies whose businesses rely on imported goods.

There is uncertainty as to further actions that may be taken with respect to U.S. trade policy, including with respect to the proposed tariffs. Further governmental actions related to the imposition of tariffs or other trade barriers, or changes to international trade agreements or policies, could create further regulatory uncertainty for the portfolio companies of the Fund or an Underlying Fund and adversely affect their businesses and financial condition, particularly to the extent the revenues and profitability of their businesses rely on goods imported from outside of the United States.

Availability of Investment Opportunities

The Fund shall have access to all semi-liquid perpetual Blackstone Underlying Funds available and for which the Fund is an eligible investor, including but not limited to, the Blackstone Initial Funds. The Blackstone Underlying Funds are expected to issue shares to the Fund on the same economic terms as to other investors in the same class. While the Adviser believes that many attractive investments of the types in which the Underlying Funds expect to invest are currently available, there can be no assurance that such investments will continue to be available or that available investments will continue to meet the Underlying Funds’ investment criteria. Furthermore, Underlying Funds may be unable to find a sufficient number of attractive investment opportunities to meet their investment objectives, and there may be times when subscription to one or more Underlying Funds is not available in the ordinary course. Similarly, identification of attractive investment opportunities by certain Underlying Funds is difficult and involves a high degree of uncertainty. Even if an attractive investment opportunity is identified by an Underlying Fund’s manager, the Underlying Fund may not be permitted to take advantage of the opportunity to the fullest extent desired. Past performance is not necessarily indicative of future performance.

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Competition

The markets for certain securities in certain Underlying Funds’ investment programs are or may become highly competitive. In such cases, an Underlying Fund may be competing for investment opportunities with a significant number of financial institutions as well as various institutional investors. Some of these competitors may be larger and have greater financial, human and other resources than the Underlying Fund and may in certain circumstances have a competitive advantage over the Underlying Fund. As a result of this competition, there may be fewer attractively priced investment opportunities than in the past, which could have an adverse impact on the ability of the Underlying Fund to meet its investment goals. There can be no assurance that the returns on the Underlying Funds’ investments will be commensurate with the risk of investment in the Underlying Funds. The Fund’s returns are primarily based on the returns of the Underlying Funds.

No Assurance of Investment Return

The Underlying Fund’s task of identifying and evaluating investment opportunities, managing such investments and realizing a significant return for investors is difficult. Many organizations operated by persons of competence and integrity have been unable to make, manage and realize a profit on such investments successfully. The Adviser believes that the Underlying Funds’ investment strategies and investment approaches moderate this risk through a careful selection of securities and other financial instruments. However, there is no assurance that any Underlying Fund will be able to invest its capital on attractive terms or generate returns for its investors. Investors in the Fund could experience losses on their investment.

Risks Associated with the Fund’s Investments and Investment Activities

Non-Diversification

The assets of certain of the Underlying Funds may at times be concentrated in a single sector and within that sector may be concentrated in a relatively few number of securities and/or sectors at times. The Fund may take substantial positions in the same security or group of securities at the same time. Focusing investments in a small number of issuers increases risk, such as greater susceptibility to risks associated with a single economic, political or regulatory occurrence, as compared with a more diversified portfolio. Some of those issuers also may present substantial credit or other risks. Accordingly, the investment portfolio of the Fund may be subject to more rapid change in value than would be the case if the Underlying Funds’ portfolios were required to maintain a wide diversification among companies, sectors, securities, countries and industry groups. See “Types of Investments and Related Risks – Non-Diversified Status” beginning on page 60 for additional information.

[Multiple Underlying Strategies

The Fund’s assets will be allocated among various investment strategies and Underlying Funds, each of which operates independently from the others (the “Underlying Strategies”). Accordingly, it is possible that one or more of the Underlying Strategies may, at any time, take positions that may be opposite of positions taken by other Underlying Strategies. It is also possible that the Underlying Strategies may, on occasion, have substantial positions in the same security or group of securities at the same time. The possible lack of diversification caused by these factors may subject the Fund’s investments to more rapid change in value than would be the case if the Fund’s investments were required to be more widely diversified.]

Allocation Risk

The Fund’s investment performance is impacted by how its assets are allocated and reallocated between Underlying Funds. A principal risk of investing in the Fund is that the Adviser may make less than optimal or poor asset allocation decisions. The Adviser attempts to identify investment allocations that will provide consistent, quality performance for the Fund, but there is no guarantee that such allocation techniques will produce the desired results. It is possible that the Adviser will focus on an investment that performs poorly or underperforms other investments under various market conditions. You could lose money on your investment in the Fund as a result of these allocation decisions.

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Fund of Funds Risk

Because the Fund invests a significant portion of its assets in Underlying Funds, the risks associated with investing in the Fund are closely related to the risks associated with the securities and other investments held by the Underlying Funds. The ability of the Fund to achieve its investment objective will depend upon the ability of the Underlying Funds to achieve their respective investment objectives. There can be no assurance that the investment objective of any Underlying Fund will be achieved.

Many of the Underlying Funds in which the Fund invests are not registered as investment companies under the 1940 Act. Accordingly, the provisions of the 1940 Act, which, among other things, require investment companies to have securities held in custody at all times in segregated accounts, impose leverage restrictions and regulate the relationship between the investment company and its asset management, including with respect to affiliated transactions, are not applicable to an investment in these Underlying Funds. The Underlying Funds’ investments may therefore impact the strategies, risks and costs of and for the Fund itself. Shareholders may or will have limited information about the Underlying Funds in which the Fund is investing, including with respect to the Underlying Funds’ holdings, liquidity and valuation.

The Fund’s net asset value (“NAV”) will fluctuate in response to changes in the NAVs of the Underlying Funds in which it invests. The extent to which the investment performance and risks associated with the Fund correlate to those of a particular Underlying Fund will depend upon the extent to which the Fund’s assets are allocated from time to time for investment in the Underlying Fund, which will vary. As discussed under “Risks Associated with the Fund and the Adviser—Systems and Operational,” because the Fund’s NAV is related to the NAVs of the Underlying Funds in which it invests, inaccuracies, delays or other disruptions in the calculation of an Underlying Fund’s NAV may adversely impact the Fund.

The expenses associated with investing in a fund that invests a significant portion of its assets in other funds are generally higher than those for funds that do not invest in other funds. By investing in the Fund, an investor will indirectly bear fees and expenses charged by Underlying Funds – in some cases, including asset-based fees, carried interest or incentive allocations (which are a share of an Underlying Fund’s returns that are paid to the Underlying Fund’s manager) – in addition to the Fund’s direct fees and expenses – that may be higher than those of other types of securities, which may adversely affect the Underlying Fund’s performance. In addition, the use of a fund of funds structure could affect the timing, amount and character of distributions to shareholders and may therefore increase the amount of taxes payable by shareholders.

Incentive Allocation Arrangements

An Underlying Fund’s manager may receive a performance fee, carried interest or incentive allocation that the Adviser has observed to be generally equal to [●]% to [●]% of the net profits earned by the Underlying Fund that it manages, typically subject to a preferred return. The performance fee, carried interest or incentive allocation is paid indirectly out of the Fund’s assets and therefore by investors in the Fund. These performance incentives may create an incentive for the Underlying Fund’s manager to make investments that are riskier or more speculative than those that might have been made in the absence of the performance fee, carried interest or incentive allocation. In addition, there is a possibility that certain of the Underlying Funds may receive performance fees, even if the performance of other Underlying Funds - or the overall performance of the Fund itself - is negative (i.e., “netting risk”).

Illiquidity of Underlying Fund Interests

Interests in certain Underlying Funds are illiquid and may only be redeemed during periodic repurchase offers pursuant to which such Underlying Funds repurchase limited amounts of their outstanding shares at the Underlying Fund’s discretion. An Underlying Fund may accept less than the amount of Underlying Fund shares that the Fund tenders in a repurchase offer. The Fund may also receive in-kind distributions of securities from an Underlying Fund that are illiquid or difficult to value and difficult to dispose of. In addition, the Fund will be subject to certain material constraints on withdrawals from its investments in Blackstone Underlying Funds under certain circumstances. Moreover, there is no regular market for interests in such Underlying Funds, which typically must be sold in privately negotiated transactions. Any such sales would likely require the consent of the Underlying Fund’s manager and could occur at a discount to the stated NAV. If the Adviser determines to cause the Fund to sell its interest in an Underlying Fund, the Fund may be unable to sell such interest quickly, if at all, and could therefore be obligated to continue to hold such interest for an extended period of time, or to accept a lower price for a more expeditious sale.

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Strategic Alliance

The Adviser, Vanguard and Blackstone have formed a strategic alliance to transform how individual investors access institutional-quality investment opportunities and collaborate on developing simplified investment solutions that integrate public and private markets and combine the expertise of each party (the “Strategic Alliance”). The Fund, which is not itself party to the Strategic Alliance, is an investment product solution. To the extent the three firms alter or terminate their Strategic Alliance, the Fund may not be able to pursue its investment strategies in whole or in part, and the Fund and Shareholders could experience investment losses as a result. For example, the Fund’s ability to invest in certain Underlying Funds could be altered or eliminated, or the Fund may otherwise be forced to liquidate investments in such Underlying Funds. In addition to the potential for investment losses, this could inhibit or preclude the Fund from being able to comply with its fundamental policy to invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) directly or indirectly in Blackstone Underlying Funds that provide exposure to private market investments. To the extent that the Fund is unable to comply with such fundamental policy, it will be required to seek shareholder approval to revise or eliminate the fundamental policy. Other potential consequences include the possibility of increased transaction costs on the sale of securities and reinvestments in other securities, as well as the possibility of realizing taxable capital gains, including short-term capital gains. For example, redemptions or sales of shares in an Underlying Fund that qualifies as a RIC under Subchapter M of the Code, could cause distributable gains to Shareholders, and a portion of any such gains may be short-term capital gains that would be distributable as ordinary income to Shareholders. In addition, sales of interests in an Underlying Fund that is treated as a partnership for federal income tax purposes may result in taxable capital gains and, in certain circumstances, ordinary income to the Fund, which may increase taxable distributions to Shareholders. It is also possible that changes in the Fund’s investment program resulting from alteration or termination of the Strategic Alliance could threaten the Fund’s ability to qualify as a RIC under Subchapter M of the Code. Failure to qualify as a RIC would subject the Fund to U.S. federal income tax at regular corporate rates on its taxable income, including its net capital gains, even if such income were distributed, and all distributions out of earnings and profits would be taxed as ordinary dividend income. See “Conflicts of Interest” and “Tax Aspects.”

Liquidity and Valuation

The Fund may invest in securities, including interests in certain Underlying Funds, which are subject to legal or other restrictions on transfer or for which no liquid market exists. Further, as described above, under certain conditions, the Fund will be subject to the Withdrawal Constraints, which impose certain material constraints on the Fund’s withdrawals from its investments in Blackstone Underlying Funds. The sale of restricted and illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the OTC markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Because the markets for such securities are still evolving, liquidity in these securities is limited and liquidity with respect to lower-rated and unrated subordinated classes may be even more limited. The Fund may be unable to liquidate all or a portion of its position in such securities. In addition, the market prices, if any, for such securities tend to be more volatile and the Fund may not be able to realize what it perceives to be their fair value in the event of a sale. The high yield securities markets have suffered periods of extreme illiquidity for certain types of instruments in the past.

For these reasons, among others, calculating the fair market value of certain of the Fund’s holdings may be difficult and involve uncertainties and judgment. For example, because the Fund may trade in global markets with varying closing times and holiday schedules, the valuation of individual investments held by the Fund may be based on closing prices of markets that have been closed for different periods of time. Investments held by the Fund may trade with bid-ask spreads that may be significant and certain investments may, from time to time, be valued at the mean between such spreads. Certain of the Fund’s assets and liabilities may not have readily observable market prices and the valuation of such assets may rely on quoted prices in inactive markets or models that have observable inputs. Certain other categories of assets may lack any readily available market information and, accordingly, the valuation of such assets may rely substantially on models and significant unobservable inputs including assumptions from market participants. As such assets are not actively traded, their value can only be estimated using a combination of complex market prices, mathematical models and subjective assumptions. Information about market prices may be unavailable or difficult to obtain for investments that are not traded on an exchange or that trade less frequently, and the Adviser may determine the value of these investments by, among other things, using marked to market prices provided by dealers or pricing services, or through relative value pricing. When recent market quotations or other independent pricing information is not readily available, or does not (in the judgment of the Adviser) fairly represent the value of such investment, the Adviser will determine the value of an investment using other fair value methods determined in good faith. These methods may include, without limitation, use or consideration of third-party or proprietary pricing models; the cost of acquiring the investment; comparable issuer valuations; market prices of related instruments; recent private transactions of which the Adviser or its affiliates are aware (including recent transactions in which the Fund or other clients of the Adviser or its affiliates participated); book value, earnings or cash flow analyses; or any other information available to the Adviser or its affiliates regarding the relevant instrument, issuer or broader market events.

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Fair value pricing involves judgments that are inherently subjective and uncertain, and in some cases involves reliance on information provided by private issuers or other sources whose reporting standards vary. Information used to determine fair valuations may be available on an irregular or less frequent basis. As a result, the presence of fair-valued investments may increase the volatility of the Fund’s NAV at times, while dampening it at other times, and this effect may be more pronounced to the extent fair values assigned to those investments represent a meaningful portion of the Fund’s overall portfolio value. While the Adviser will use its best efforts to value investments fairly, certain investments may be difficult to value and may be subject to varying interpretations of value. There can be no assurance that any fair values assigned to investments will reflect actual market value or will be realized upon the sale of such investments. If these valuations should prove to be incorrect, investors could be adversely affected, including (without limitation) when the Management Fee is calculated. Similarly, as the Fund’s portfolio management process and decision-making are informed by such valuations, incorrect or uncertain valuations can adversely affect the Fund’s portfolio management.

As permitted by Rule 2a-5 under the 1940 Act, the Board has designated the Adviser as Valuation Designee to perform fair value determinations relating to all portfolio investments pursuant to the Valuation Procedures. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources including the Underlying Funds, their affiliates and/or their agents.

The Adviser may face conflicts of interest in overseeing the valuation of the Fund’s investments in Underlying Funds, as their valuations will affect the Adviser’s compensation. Moreover, although the Adviser will periodically review Underlying Funds’ valuation methods and inputs, including at initial purchase, the Fund will not generally have sufficient information in order to be able to confirm or review the accuracy of valuations provided. An Underlying Fund manager’s information could be inaccurate due to fraudulent activity, misvaluation or inadvertent error. In any case, the Fund may not uncover errors for a significant period of time. Even if the Fund desires to sell its interests in such an Underlying Fund, the Fund may be unable to sell such interests quickly, if at all, and could therefore be obligated to continue to hold such interests for an extended period of time. In such a case, the Underlying Fund manager’s valuations of such interests could remain subject to such inaccuracy, and the Adviser may, in its sole discretion, determine to discount the value of the interests or value them at zero. Situations involving uncertainties as to the valuations by Underlying Fund managers could have a material adverse effect on the Fund if the Underlying Fund manager’s, the Adviser’s or the Fund’s judgments regarding valuations should prove incorrect. Prospective investors who are unwilling to assume such risks should not make an investment in the Fund.

Leverage

The Fund and certain Underlying Funds may utilize leverage in pursuit of their investment objectives. This results in the Fund or Underlying Fund, as applicable, controlling more assets than it has equity. The Fund’s or an Underlying Fund’s willingness to use leverage, and the extent to which leverage is used at any time, will depend on many factors, including the Adviser’s or Underlying Fund manager’s assessment of the yield curve environment, interest rate trends, market conditions and other factors. The Fund or Underlying Fund may use leverage opportunistically and may choose to increase or decrease its leverage, or use different types or combinations of leveraging instruments, at any time based on the Fund’s or Underlying Fund’s assessment of market conditions and the investment environment.

Leverage can increase returns to investors if the Fund or Underlying Fund earns a greater return on leveraged investments than the Fund’s or Underlying Fund’s cost of such leverage. On the other hand, leverage will further diminish returns (or increase losses on capital) to the extent overall returns are less than the Fund’s or Underlying Fund’s cost of funds. As a general matter, the presence of leverage can accelerate losses. The use of leverage exposes the Fund or Underlying Fund’s and its respective shareholders to a high degree of additional risk, including, but not limited to: (i) greater losses from investments than would otherwise have been the case had the Fund not used leverage to make the investments; (ii) margin calls, interim margin requirements, interest payments or other loan costs may force premature liquidations of investment positions at a loss or otherwise on unattractive terms; (iii) to the extent that Fund revenues are required to meet principal payments, shareholders may be allocated income (and therefore tax liability) in excess of cash distributed; and (iv) losses on investments where the investment fails to earn a return that equals or exceeds the Fund’s or Underlying Fund’s cost of leverage related to such investment. In addition, the Fund or Underlying Fund may need to refinance its outstanding debt as it matures. There is a risk that the Fund or Underlying Fund may not be able to refinance existing debt or that the terms of any refinancing may not be as favorable as the terms of any then existing loan agreements. If prevailing interest rates or other factors at the time of refinancing result in higher interest rates upon refinancing, then the interest expense relating to that refinanced indebtedness would increase. These risks could adversely affect the Fund’s or Underlying Fund’s financial condition, cash flows and the return on its investments.

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Leverage, including borrowing, may cause the Fund or Underlying Fund to be more volatile than if the Fund or Underlying Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s or Underlying Fund’s portfolio securities. In the event of a sudden, precipitous drop in value of the Fund’s or Underlying Fund’s assets, the Fund or Underlying Fund might not be able to liquidate assets quickly enough to repay its borrowings, further magnifying the losses incurred by the Fund or Underlying Fund.

To the extent that options, futures, options on futures, swaps, swaptions and other “synthetic” or derivative financial instruments are used, it should be noted that they inherently contain much greater leverage than a non-margined purchase of the underlying security, commodity or instrument. This is due to the fact that generally only a very small portion (and in some cases none) of the value of the underlying security, commodity or instrument is required to be paid in order to make such investments. In addition, many of these products are subject to variation or other interim margin requirements, which may force premature liquidation of investment positions at an inopportune time and adversely impact the performance of the Fund or Underlying Fund.

With respect to any asset-backed facility entered into by the Fund or Underlying Fund, a decrease in the market value of the Fund’s or Underlying Fund’s investments would increase the effective amount of leverage and could result in the possibility of a violation of certain financial covenants pursuant to which the Fund or Underlying Fund must repay the borrowed funds to the lender. Liquidation of the Fund’s or Underlying Fund’s investments at an inopportune time in order to satisfy such financial covenants could adversely impact the performance of the Fund or Underlying Fund and could, if the value of its investments had declined significantly, cause the Fund or Underlying Fund to lose all or a substantial amount of its capital. Fund-level or Underlying Fund-level debt facilities typically include other covenants such as, but not limited to, covenants against the Fund or Underlying Fund incurring or being in default under other recourse debt, including certain Fund guarantees of asset level debt, which, if triggered could cause adverse consequences to the Fund or Underlying Fund if it is unable to cure or otherwise mitigate such breach.

Subject to prevailing market conditions, the Fund may add financial leverage if, immediately after such borrowing, it would have asset coverage (as defined in the 1940 Act) of 300% or more (in the event leverage is obtained solely through debt) or 200% or more (in the event leverage is obtained solely though preferred stock). For example, if the Fund has $100 in net assets, it may utilize leverage through obtaining debt of up to $50, resulting in $150 in total assets (or 300% asset coverage). The Fund does not presently intend to obtain leverage through preferred stock. Additionally, pursuant to SEC regulation, the Fund’s trading of derivatives and other transactions that create future payment or delivery obligations is subject to value-at-risk (“VaR”) leverage limits and derivatives risk management program and reporting requirements.

Access to competitively priced borrowing capacity is important to the Fund’s strategy. There can be no assurance that the cost of borrowing will remain such that the Fund can execute its strategy. Further, there can be no assurance that the Fund will have access to leverage necessary to execute its strategy. Significant price increases or limited access to borrowing as a result of, among other things, fewer lenders willing to provide margin capacity to counterparties, could negatively impact the Fund’s ability to achieve its investment objective.

Illustration. The following table illustrates the effect of leverage on returns from an investment in the Fund’s Shares assuming various annual returns, net of expenses. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing below. As the Fund has not commenced operations as of the date of this prospectus, the calculation is based on an estimated level of leverage for the Fund, which represents borrowings equal to [●]% of the Fund’s total assets. The calculation also assumes $[●] in total assets; $ [●] in total investments; an average cost of funds of [●]%; $[●] aggregate principal amount of debt outstanding; and $[●] of total net assets. In order to compute the “Corresponding Return to Common Stockholders,” the “Assumed Return on Portfolio (Net of Expenses Other than Interest)” is multiplied by an assumed total value of the Fund’s investment portfolio to obtain an assumed return. From this amount, interest expense (calculated by multiplying the weighted-average interest rate of [●]% by the $[●] of debt) is subtracted to determine the return available to Shareholders. The return available to Shareholders is then divided by the total value of net assets to determine the “Corresponding Return to Common Shareholders.” Actual interest payments may vary.

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Assumed Return on Portfolio (Net of Expenses)	-10%	-5%	0%	5%	10%
Corresponding Return to Common Shareholders	[●]%	[●]%	[●]%	[●]%	[●]%

The assumed portfolio return in the table is based on SEC regulations and is not a prediction of, and does not represent, the Fund’s projected or actual performance. The table also assumes that the Fund will maintain a constant level of leverage. The amount of leverage that the Fund uses will vary from time to time.

Credit Risk

The Fund or an Underlying Fund could lose money if the issuer or guarantor of a fixed income security (including a security purchased with securities lending collateral), or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, or the issuer or guarantor of collateral, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. The risk that such issuer, guarantor or counterparty is less willing or able to do so is heightened in market environments where interest rates are rising. Rising or high interest rates may deteriorate the credit quality of an issuer, guarantor or counterparty, particularly if an issuer or counterparty faces challenges rolling or refinancing its obligations. The downgrade of the credit of a security or of the issuer of a security held by the Fund or an Underlying Fund may decrease its value. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. However, credit ratings are only the opinions of the agencies issuing them and are not absolute guarantees of the quality of the securities.

Measures such as average credit quality may not accurately reflect the true credit risk of the Fund or an Underlying Fund. This is especially the case if the Fund or an Underlying Fund invests in securities with widely varying credit ratings. Therefore, the Fund or an Underlying Fund may in fact be subject to greater credit risk than an average credit rating would suggest. This risk is greater to the extent the Fund or an Underlying Fund uses leverage or derivatives or has concentrated exposure to a counterparty.

Municipal bonds are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest.

Real Estate Risk

Investments in real estate investment trusts (“REITs”) or real estate-linked derivative instruments are subject to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, including reduced demand for commercial and office space as well as increased maintenance or tenant improvement costs to convert properties for other uses, default risk of tenants and borrowers, the financial condition of tenants, buyers and sellers, and the inability to re-lease space on attractive terms or to obtain mortgage financing on a timely basis or at all, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. An investment in a REIT or a real estate-linked derivative instrument that is linked to the value of a REIT is subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws or failure by the REIT to qualify for tax-free pass-through of income under the Code. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. Also, the organizational documents of a REIT may contain provisions that make changes in control of the REIT difficult and time-consuming. Finally, private REITs are not traded on a national securities exchange. As such, these products are generally illiquid. This reduces the ability of a Fund to redeem its investment early. Private REITs are also generally harder to value and may bear higher fees than public REITs.

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Infrastructure Investment Risks

Investment in infrastructure assets and infrastructure-related securities or instruments, properties and other assets involves many relatively unique and acute risks. Project revenues can be affected by a number of factors, including economic and market conditions, political events, competition, regulation and the financial position and business strategy of customers. Unanticipated changes in the availability or price of inputs necessary for the operation of infrastructure assets may adversely affect the overall profitability of the investment or related project. External events, such as political action, governmental regulation, demographic changes, economic conditions, increasing fuel prices, government macroeconomic policies, political events, toll rates, social stability, competition from untolled or other forms of transportation, natural disasters (such as fire, floods, earthquakes and typhoons), changes in weather, epidemics/pandemics, changes in demand for products or services, bankruptcy, or financial difficulty of a major customer and acts of war or terrorism and other unforeseen circumstances and incidents, could significantly reduce the revenues generated or significantly increase the expense of constructing, operating, maintaining or restoring infrastructure facilities. In turn, this may impair an Underlying Fund’s portfolio company’s ability to repay its debt, make distributions to an Underlying Fund or even result in termination of an applicable concession or other agreement. As a general matter, the operation and maintenance of infrastructure assets or businesses and infrastructure-related securities, properties and other assets involve various risks and are subject to substantial regulation, many of which may not be under the control of the owner/operator, including labor issues, failure of technology to perform as anticipated, structural failures and accidents and the need to comply with the directives of government authorities.

Private Equity Investments Generally

Certain Underlying Funds generally invest primarily in privately negotiated, equity-oriented investments, which are subject to a variety of risks.

Such an Underlying Fund may not always receive full information from portfolio companies because certain of this information may be considered proprietary by a portfolio company. A portfolio company’s use of proprietary investment strategies that are not fully disclosed to the Underlying Fund may involve risks under some market conditions that are not anticipated by the Underlying Fund. Furthermore, this lack of access to information may make it more difficult for the Underlying Fund to select and evaluate portfolio companies.

Such an Underlying Fund also is likely to take a controlling interest in a material portion of its portfolio companies. The exercise of control over a company may impose additional risks of liability for a variety of reasons, including environmental damage, product defects, failure to supervise management, violation of governmental regulations (including securities laws) or other types of liability in which the limited liability generally characteristic of business ownership may be ignored. If these liabilities were to arise, such Underlying Fund may suffer a significant loss. On the other hand, such an Underlying Fund may hold a non-controlling interest in certain investments and, therefore, may have a limited ability to protect its position in such investments. In such cases, the Underlying Fund will typically be significantly reliant on the existing management, board of directors and other shareholders of such companies, who may not be affiliated with the Underlying Fund and whose interests may conflict with the interests of the Underlying Fund.

Investments in private equity generally often require extensive due diligence activities prior to acquisition, including legal costs. If a proposed investment by an Underlying Fund is not consummated, all or a portion of such third-party expenses (for example, but not limited to, expenses attributable to investment bankers, legal and tax advice and consultants), which may be significant, may be borne by the Underlying Fund.

Such an Underlying Fund may invest a portion of its assets in the securities of less established companies. Investments in such early stage companies may involve greater risks than generally are associated with investments in more established companies. To the extent there is any public market for the securities held by such an Underlying Fund, such securities may be subject to more abrupt and erratic market price movements than those of larger, more established companies. Less established companies tend to have lower capitalizations and fewer resources and, therefore, often are more vulnerable to financial failure. Such companies also may have shorter operating histories on which to judge future performance and in many cases, if operating, will have negative cash flow. Start-up enterprises in the technology and related industries may not have significant or any operating revenues, and any such investment should be considered highly speculative and may result in the loss of the Underlying Fund’s entire investment therein. There can be no assurance that any such losses will be offset by gains (if any) realized on the Underlying Fund’s other investments.

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Such an Underlying Fund may invest in companies or assets that are in a conceptual or early stage of development, which may have no proven operating history on which to judge future performance, little or no profits or cash flow, uncertain market position and a high degree of regulatory risk. Growth portfolio companies may operate at a loss or with substantial variations in operating results from period to period, and many growth portfolio companies will need substantial additional capital to support additional research and development activities or expansion, to achieve or maintain a competitive position, and/or to expand or develop management resources. Growth portfolio companies may face intense competition, including from companies with greater financial resources, better brand recognition, more extensive development, marketing, manufacturing, and service capabilities, and a larger number of qualified managerial and technical personnel. A growth portfolio company’s ability to succeed will be dependent not only upon its ability to develop the right products for the right market, but to constantly evolve its business to be sure that its products keep pace with changing technologies and markets. Such a growth portfolio company will need to implement appropriate sales and marketing, finance, personnel and other operational strategies in order to continue to grow its business. The Underlying Fund may make investments in portfolio companies that may rely upon rapidly changing technologies. Therefore, technological obsolescence and other technology risks may adversely impact the performance of these portfolio companies. In all such cases, the Underlying Fund will be subject to the risks associated with the underlying businesses engaged in by portfolio companies and of their customers.

Such an Underlying Fund may invest in companies that have already received one or more rounds of financing. The securities in which such an Underlying Fund will invest in these instances may be among the most junior in a portfolio company’s capital structure and thus subject the Underlying Fund to a greater risk of losing all or part of its invested capital. There will often be no collateral to protect an Underlying Fund’s investment in such securities once made.

Most of such an Underlying Fund’s investments will be highly illiquid, and there can be no assurance that such an Underlying Fund will be able to realize on any investment at any given time, notwithstanding the need to do so. Although investments by such an Underlying Fund may generate current income, the return of capital and the realization of gains, if any, from an investment will generally occur only upon the partial or complete disposition or refinancing of the investment. While an investment may be sold at any time, it is not generally expected that this will occur for a number of years after such investment is made, and some investments may be held for much longer periods of time. Moreover, an investment that initially consists of an interest in assets may be exchanged, contributed or otherwise converted into private or publicly-traded stock of a corporation, interests in a limited liability company or other interests or assets (and vice-versa), and any such exchange, contribution or conversion will likely not constitute a disposition of the type that results in investors receiving distributions. In addition, such an Underlying Fund will generally not be able to sell its securities publicly unless their sale is registered under applicable securities laws, or unless an exemption from such registration requirements is available. In addition, in some cases such an Underlying Fund may be prohibited by contract or legal or regulatory reasons from selling certain securities for a period of time. Moreover, if it is determined that such an Underlying Fund will dissolve, the Underlying Fund may make investments which may not be advantageously disposed of prior to the date that such Underlying Fund will be dissolved.

Debt Securities Generally

The Fund and certain Underlying Funds may invest in fixed income securities and other debt securities. Certain of these securities may be unrated by a recognized credit-rating agency or below investment grade, which are subject to greater risk of loss of principal and interest than higher-rated debt securities. The Fund and certain Underlying Funds may invest in debt securities that rank junior to other outstanding securities and obligations of the issuer, all or a significant portion of which may be secured by substantially all of that issuer’s assets. The Fund and certain Underlying Funds may invest in debt securities that are not protected by financial covenants or limitations on additional indebtedness. The Fund or Underlying Fund will therefore be subject to credit and liquidity risks, including the risk that the issuer of a debt security will be unable to pay interest or principal at the time called for by the instrument. In addition, the market for credit spreads is often inefficient and illiquid, making it difficult to accurately calculate discounting spreads for valuing financial instruments. Investment in a debt instrument will normally involve the assumption of interest rate risk.

Interest Rate Risk

Interest rate risk is the risk that fixed income securities and other instruments in the Fund’s or an Underlying Fund’s portfolio will fluctuate in value because of a change in interest rates. For example, as nominal interest rates rise, the value of certain fixed income securities held by the Fund or an Underlying Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Fund or an Underlying Fund may lose money as a result of movements in interest rates. The Fund or an Underlying Fund may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

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Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. The values of equity and other non-fixed income securities may also decline due to fluctuations in interest rates. Inflation-indexed bonds, including Treasury Inflation-Protected Securities (“TIPS”), decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed bonds may experience greater losses than other fixed income securities with similar durations.

Dividend-paying equity securities, particularly those whose market price is closely related to their yield, may be more sensitive to changes in interest rates. During periods of rising interest rates, the values of such securities may decline and may result in losses to the Fund or an Underlying Fund.

Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When the Fund or an Underlying Fund holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the NAV of the Fund’s Shares or Underlying Fund’s shares.

A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise, including, but not limited to, central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Risks associated with rising interest rates are heightened under recent market conditions, including because the U.S. Federal Reserve (the “Federal Reserve”) has raised interest rates from historically low levels and the U.S. and other governments have increased, and are likely to continue increasing, their debt issuances. There is the risk that the income generated by investments may not keep pace with inflation. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Periods of higher inflation could cause such authorities to raise interest rates, which may adversely affect the Fund and its investments. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates. Further, in market environments where interest rates are rising, issuers may be less willing or able to make principal and interest payments on fixed income investments when due.

Rising interest rates may result in a decline in value of the Fund’s or an Underlying Fund’s fixed income investments and in periods of volatility. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. As a result, dealer inventories of certain types of bonds and similar instruments, which provide a core indication of the ability of financial intermediaries to “make markets,” are at or near historic lows in relation to market size. Because market makers provide stability to a market through their intermediary services, the significant reduction in dealer inventories could potentially lead to decreased liquidity and increased volatility in the fixed income markets. Such issues may be exacerbated during periods of economic uncertainty. All of these factors, collectively and/or individually, could cause the Fund or an Underlying Fund to lose value.

Certain European countries have previously experienced negative interest rates on certain fixed income instruments. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from the Fund’s or an Underlying Fund’s performance to the extent the Fund or Underlying Fund is exposed to such interest rates.

Measures such as average duration may not accurately reflect the true interest rate sensitivity of the Fund or an Underlying Fund. This is especially the case if the Fund or Underlying Fund consists of securities with widely varying durations. Therefore, if the Fund or Underlying Fund has an average duration that suggests a certain level of interest rate risk, the Fund or Underlying Fund may in fact be subject to greater interest rate risk than the average would suggest. This risk is greater to the extent the Fund or Underlying Fund uses leverage or derivatives.

Convexity is an additional measure used to understand a security’s interest rate sensitivity. Convexity measures the rate of change of duration in response to changes in interest rates. With respect to a security’s price, a larger convexity (positive or negative) may imply more dramatic price changes in response to changing interest rates. Convexity may be positive or negative. Negative convexity implies that interest rate increases result in increased duration, meaning increased sensitivity in prices in response to rising interest rates. Thus, securities with negative convexity, which may include bonds with traditional call features and certain mortgage-backed securities, may experience greater losses in periods of rising interest rates. Accordingly, if the Fund or an Underlying Fund holds such securities, the Fund or Underlying Fund may be subject to a greater risk of losses in periods of rising interest rates.

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High Yield, Low-Rated or Unrated Securities

Debt securities (including bonds) and preferred stock in which an Underlying Fund invests may or may not be rated by credit rating agencies. If they are rated, their ratings may range from the very highest to the very lowest. Securities rated below investment grade normally provide a yield that is significantly higher than that of investment grade securities, but are quite speculative for reasons enumerated below. The lower-rated categories include debt securities that are in default and debt securities of insolvent issuers. The rating that a credit rating agency assigns to a security does not reflect an assessment of the volatility of the security’s market value or the liquidity of an investment in the security. The values of lower-rated securities (including unrated securities of comparable quality) fluctuate more than those of higher-rated securities because investors generally believe that there are greater risks associated with them. In addition, the lower rating reflects a greater possibility that the financial condition of the issuer, or adverse changes in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of principal and income. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of the securities more volatile and could limit the purchaser’s ability to sell the securities at prices approximating the values it had placed on the securities. In general, the market for lower-rated or unrated securities is smaller and less active than that for higher-rated securities, which can adversely affect the ability to sell these securities at favorable prices. In addition, the market prices of lower-rated securities are likely to be more volatile because: (i) an economic downturn or increased interest rates may have a more significant effect on the yield, price and potential for default; (ii) past legislation has limited (and future legislation may further limit) investment by certain institutions in lower-rated securities or the tax deductibility of the interest by the issuer, which may adversely affect the value of the securities; and (iii) it may be difficult to obtain information about financially or operationally troubled issuers. An Underlying Fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase.

Bank Debt, Participations and Assignments

An Underlying Fund may invest in bank debt, which includes interests in loans to companies or their affiliates undertaken to finance a capital restructuring or in connection with recapitalizations, acquisitions, leveraged buyouts, refinancings or other financially leveraged transactions and may include loans which are designed to provide temporary or bridge financing to a borrower pending the sale of identified assets, the arrangement of longer-term loans or the issuance and sale of debt obligations. An Underlying Fund may also invest in collateralized loan obligations, including interests on whole commercial, consumer and other loans and lease contracts. These loans, which may bear fixed or floating rates, have generally been arranged through private negotiations between a corporate borrower and one or more financial institutions (“Lenders”), including banks. An Underlying Fund’s investment may be in the form of participations in loans (“Participations”) or of assignments of all or a portion of loans from third parties (“Assignments”).

In certain cases, the rights and obligations acquired by an Underlying Fund through the purchase of an Assignment may differ from, and be more limited than, those held by the assigning selling institution. Assignments are sold strictly without recourse to the selling institutions, and the selling institutions will generally make no representations or warranties to an Underlying Fund about the underlying loan, the borrowers, the documentation of the loans or any collateral securing the loans.

An Underlying Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, an Underlying Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Underlying Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participations. Thus, an Underlying Fund assumes the credit risk of both the borrower and the Lender that is selling the Participations. In addition, in connection with purchasing Participations, the Underlying Fund generally will have no role in terms of negotiating or effecting amendments, waivers and consents with respect to the loans underlying the Participations. In the event of the insolvency of the Lender, an Underlying Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower.

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Investments in Participations and Assignments involves additional risks, including the risk of nonpayment of principal and interest by the borrower, the risk that any loan collateral may become impaired and that the Fund may obtain less than the full value for the loan interests sold because they may be illiquid. Purchasers of loans depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected.

Investments in loans through direct assignment of a financial institution’s interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, an Underlying Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, an Underlying Fund could be held liable as a co-lender.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, an Underlying Fund has direct recourse against the borrower, the Underlying Fund may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of an Underlying Fund were determined to be subject to the claims of the agent’s general creditors, the Underlying Fund might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

Interests in loans are also subject to additional liquidity risks. Loans are generally subject to legal or contractual restrictions on resale. Loans are not currently listed on any securities exchange or automatic quotation system, but are traded by banks and other institutional investors engaged in loan syndication. As a result, no active market may exist for some loans, and to the extent a secondary market exists for other loans, such market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Consequently, an Underlying Fund may have difficulty disposing of Assignments or Participations in response to a specific economic event such as deterioration in the creditworthiness of the borrower, which can result in a loss. In such market situations, it may be more difficult for an Underlying Fund to assign a value to Assignments or Participations when valuing the Underlying Fund’s securities and calculating its NAV.

Use of Collateral

Collateral for private credit investments may include a wide range of assets, including, but not limited to, assets and/or net income of companies, real estate, revenue streams, equity interests, fund interests, royalties of various types, rights to litigation proceeds, trade receivables, and derivative exposure to loans. To the extent an Underlying Fund invests in loans based partly upon the adequacy of the borrower’s collateral, an incorrect valuation of such collateral may result in unforeseen losses. The inherent uncertainty of the value of collateral may result in values that differ significantly from the values that can ultimately be obtained for such collateral. Even if collateral is initially valued correctly, changes in market conditions, regulations or other circumstances, or changes directly related to such collateral, may materially adversely affect the value thereof. In addition, there can be no assurance that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, an Underlying Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing an investment.

Under certain circumstances, collateral securing an investment may be released without the consent of the lender. Moreover, the lender’s security interest (with respect to investments in secured debt) may be unperfected for a variety of reasons, including the failure to make required filings by lenders and, as a result, an Underlying Fund may not have priority over other creditors as anticipated. First priority lien investments made by the lender may, in certain cases, provide a first priority lien over some, but not all, of the assets of the relevant borrower. An Underlying Fund may also invest in second-lien debt, high-yield securities, marketable and non-marketable common and preferred equity securities and other unsecured instruments each of which involves a higher degree of risk than senior first-lien secured debt, including the re-use and subsequent loss of collateral by the borrower. Furthermore, an Underlying Fund’s right to payment and its security interest, if any, may be subordinated to the payment rights and security interests of senior lenders (with respect to some or all of the assets of an issuer in which the Underlying Fund invests). Certain of these investments may have an interest-only payment schedule, with the principal amount remaining outstanding and at risk until the maturity of the investment. In such cases, the ability of the issuer to repay the principal in respect of an Underlying Fund’s investment may be dependent upon a liquidity event or the long-term success of the company, the occurrence of which is uncertain.

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The terms of any derivative hedging arrangements entered into by an Underlying Fund may provide that related collateral given to, or received by, the Underlying Fund may be pledged, lent, re-hypothecated or otherwise re-used by the collateral taker for its own purposes. If collateral received by an Underlying Fund is reinvested or otherwise re-used, the Underlying Fund is exposed to the risk of loss on that investment. Should such a loss occur, the value of the collateral will be reduced and the Underlying Fund will have less protection if the counterparty defaults. Similarly, if the counterparty reinvests or otherwise re-uses collateral received from an Underlying Fund and suffers a loss as a result, it may not be in a position to return that collateral to the Underlying Fund should the relevant transaction complete, be unwound or otherwise terminate and the Underlying Fund is exposed to the risk of loss of the amount of collateral provided to the counterparty.

Loans Generally

Loan interests generally are subject to restrictions on transfer, and an Underlying Fund may be unable to sell loan interests at a time when it may otherwise be desirable to do so or may be able to sell them only at prices that are less than what the Underlying Fund regards as their fair market value. Accordingly, loan interests may at times be illiquid. Loan interests may be difficult to value and may have extended settlement periods, which expose an Underlying Fund to the risk that the receipt of principal and interest payments may be delayed until the loan interest settles.

Interests in secured loans have the benefit of collateral and, typically, of restrictive covenants limiting the ability of the borrower to further encumber its assets. There is a risk that the value of any collateral securing a loan in which an Underlying Fund has an interest may decline and that the collateral may not be sufficient to cover the amount owed on the loan. In most loan agreements there is no formal requirement to pledge additional collateral. In the event the borrower defaults, the access to the collateral may be limited or delayed by bankruptcy or other insolvency laws. In addition, if a secured loan is foreclosed, an Underlying Fund would likely bear the costs and liabilities associated with owning and disposing of the collateral. The collateral may be difficult to sell and the Underlying Fund would bear the risk that the collateral may decline in value.

An Underlying Fund may acquire a loan interest by obtaining an assignment of all or a portion of the interests in a particular loan that are held by an original lender or a prior assignee. As an assignee, an Underlying Fund normally will succeed to all rights and obligations of its assignor with respect to the portion of the loan that is being assigned. However, the rights and obligations acquired by the purchaser of a loan assignment may differ from, and be more limited than, those held by the original lenders or the assignor.

In general, the secondary trading market for loans is not well developed. No active trading market may exist for certain senior secured loans, which may make it difficult to value them. Illiquidity and adverse market conditions may mean that an Underlying Fund may not be able to sell loans quickly or at a fair price. To the extent that a secondary market does exist for certain loans, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

Lower Credit Quality Loans

Loans arranged or purchased by an Underlying Fund may be deemed to have substantial vulnerability to default in payment of interest and/or principal. Certain of the loans that an Underlying Fund may acquire may have large uncertainties or major risk exposures to adverse conditions, and may be considered to be predominantly speculative. Generally, such loans offer a higher return potential than higher quality loans, but involve greater volatility of price and greater risk of loss of income and principal. The market values of certain of these loans also tend to be more sensitive to changes in economic conditions than better quality loans.

Second Lien Loans

An Underlying Fund may invest in loans that are secured by a second lien on assets. Second lien loans have been a developed market for a relatively short period of time, and there is limited historical data on the performance of second lien loans in adverse economic circumstances. In addition, second lien loan products are subject to intercreditor arrangements with the holders of first lien indebtedness, pursuant to which the second lien holders have waived many of the rights of a secured creditor, and some rights of unsecured creditors, which may limit their ability to amend its loan documents, assign its loans, accept prepayments, exercise its remedies (through “standstill periods”) and control decisions made in bankruptcy proceedings relating to borrowers, which can materially affect recoveries.

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Other Lending Risks

The value of investments in loans may be detrimentally affected to the extent a borrower defaults on its obligations, there is insufficient collateral and/or there are extensive legal and other costs incurred in collecting on a defaulted loan. The Adviser may attempt to minimize this risk by maintaining low loan-to-liquidation values with a loan and the collateral underlying the loan. However, there can be no assurance that the value assigned by the Adviser to collateral underlying a loan can be realized upon liquidation, nor can there be any assurance that collateral will retain its value. In addition, some loans may be supported, in whole or in part, by personal guarantees made by the borrower or a relative, or guarantees made by a corporation affiliated with the borrower. The amount realizable with respect to a loan may be detrimentally affected if a guarantor fails to meet its obligations under the guarantee. Moreover, the value of collateral supporting loans may fluctuate. In addition, active lending/origination by an Underlying Fund may subject it to additional regulation, as well as possible adverse tax consequences to investors therein. There is no assurance that an Underlying Fund’s manager will be able to sufficiently minimize such risk. Finally, there may be a monetary, as well as a time cost involved in collecting on defaulted loans and, if applicable, taking possession of and subsequently liquidating various types of collateral.

Assignments

The purchaser of an assignment of an interest in a loan typically succeeds to all the rights and obligations of the assigning selling institution and becomes a lender under the loan agreement with respect to that loan. To the extent an Underlying Fund purchases an assignment, the Underlying Fund generally will have the same voting rights as other lenders under the applicable loan agreement, including the right to vote to waive enforcement of breaches of covenants or to enforce compliance by the borrower with the terms of the loan agreement and the right to set off claims against the borrower and to have recourse to collateral supporting the loan. Assignments are, however, arranged through private negotiations between assignees and assignors and in certain cases the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning selling institution.

Assignments are sold strictly without recourse to the selling institutions and the selling institutions will generally make no representations or warranties about the underlying loan, the borrowers, the documentation of the loans or any collateral securing the loans. In addition, an Underlying Fund will be bound by the provisions of the underlying loan agreements, if any, that require the preservation of the confidentiality of information provided by the borrower. Because of certain factors including confidentiality provisions, the unique and customized nature of the loan agreement and the private syndication of the loan, loans are not purchased or sold as easily as are publicly traded securities.

Prepayment

Loans are generally prepayable in whole or in part at any time at the option of the obligor at par plus accrued and unpaid interest thereon, and occasionally plus a prepayment premium. Prepayments on loans may be caused by a variety of factors which are often difficult to predict. Consequently, there exists a risk that loans purchased at a price greater than par may experience a capital loss as a result of such a prepayment. When credit market conditions become more attractive to obligors, the rate of prepayment of an Underlying Fund’s assets would be expected to increase as obligors refinance to take advantage of such improved conditions, which may negatively impact the Underlying Fund.

Maturity

An Underlying Fund may invest in loans for which most or all of the principal is due at maturity. The ability of the obligor(s) under such loan to make such a large payment upon maturity typically depends upon its ability to refinance the loan prior to maturity. The ability of an obligor to consummate a refinancing will be affected by many factors, including the availability of financing at acceptable rates to such obligor, the financial condition of such obligor, the marketability of the collateral (if any) securing such loan, the operating history of the obligor and related businesses, tax laws and prevailing general economic conditions. Additionally, middle market obligors generally have more limited access to capital and higher funding costs, may be in a weaker financial position, may need more capital to expand or compete, and may be unable to obtain financing from public capital markets or from more traditional sources, such as commercial banks. Consequently, such obligor may not have the ability to repay the loan at maturity and, unless it is able to refinance such loan, it could default in payment at maturity, which could result in losses to an Underlying Fund.

Significant numbers of obligors are expected to need to refinance their debt over the next few years, and significant numbers of collateralized loan obligation transactions (historically an important source of funding for loans) have reached or are close to reaching the end of their reinvestment periods or the final maturities of their own debt. As a result, there could be significant pressure on the ability of obligors to refinance their debt over the next few years unless a significant volume of new collateralized loan obligation transactions or other sources of funding develop. If such sources of funding do not develop, significant defaults could occur, and there could be downward pressure on the prices and markets for debt instruments, including assets held by an Underlying Fund.

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Collateralized Loan Obligations

An Underlying Fund may invest in collateralized loan obligations (“CLOs”) and other similarly structured investments. A CLO is an asset-backed security whose underlying collateral is a pool of loans, which may include, among others, domestic and foreign floating rate and fixed rate senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. In the case of most CLOs, the structured finance securities are issued in multiple tranches, offering investors various maturity and credit risk characteristics, often categorized as senior, mezzanine and subordinated/equity according to their degree of risk. If there are defaults or the relevant collateral otherwise underperforms, scheduled payments to senior tranches of such securities take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches have a priority in right of payment to subordinated/equity tranches. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the collateral and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Because it is partially protected from defaults, a senior tranche from a CLO trust typically has higher ratings and lower yields than its underlying collateral and may be rated investment grade. Despite the protection from the equity and mezzanine tranches, more senior tranches of CLOs can experience losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of more subordinate tranches, market anticipation of defaults, as well as aversion to CLO securities as a class.

In light of the above, CLOs may therefore present risks similar to those of other types of debt obligations and, in fact, such risks may be of greater significance in the case of CLOs depending upon an Underlying Fund’s ranking in the capital structure. In certain cases, losses may equal the total amount of an Underlying Fund’s principal investment. Investments in structured vehicles involve risks, including credit risk and market risk. Changes in interest rates and credit quality may cause significant price fluctuations.

In addition to the general risks associated with investing in debt securities and asset-backed securities (e.g., interest rate risk, credit risk and default risk), CLO securities carry additional risks, including: (1) the possibility that distributions from collateral assets will not be adequate to make interest or other payments; (2) the quality of the collateral may decline in value or default; (3) an Underlying Fund may invest in tranches of a CLO that are subordinate to other classes; and (4) the complex structure of a particular security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. Additionally, changes in the collateral held by a CLO may cause payments on the instruments held by an Underlying Fund to be reduced, either temporarily or permanently. CLOs also may be subject to prepayment risk. Further, the performance of a CLO may be adversely affected by a variety of factors, including the security’s priority in the capital structure of the issuer thereof, the availability of any credit enhancement, the level and timing of payments and recoveries on and the characteristics of the underlying receivables, loans or other assets that are being securitized, remoteness of those assets from the originator or transferor, the adequacy of and ability to realize upon any related collateral and the capability of the servicer of the securitized assets. There are also the risks that the trustee of a CLO does not properly carry out its duties to the CLO, potentially resulting in loss to the CLO. In addition, the complex structure of the security may produce unexpected investment results, especially during times of market stress or volatility.

Reverse Repurchase Agreements

The Fund or an Underlying Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to the Fund’s or Underlying Fund’s investment restrictions set forth herein or in the Underlying Fund’s offering documents, respectively. Reverse repurchase agreements involve the sale of securities held by the Fund or Underlying Fund with an agreement by the Fund or Underlying Fund to repurchase the securities at an agreed upon price, date and interest payment. The use by the Fund or an Underlying Fund of reverse repurchase agreements involves many of the same risks of leverage since the proceeds derived from such reverse repurchase agreements may be invested in additional securities. Reverse repurchase agreements involve the risk that the market value of the securities acquired in connection with the reverse repurchase agreement may decline below the price of the securities the Fund or Underlying Fund has sold but is obligated to repurchase.

If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s or Underlying Fund’s obligation to repurchase the securities, and the Fund’s or Underlying Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Fund or Underlying Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreement.

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The Fund’s or Underlying Fund’s use of reverse repurchase agreements is subject to the provisions of the SEC rule regarding a registered investment company’s use of derivatives. See “Derivatives Instruments Generally.”

Investing through Special Purpose Entities

An Underlying Fund may acquire or hold interests in one or more entities formed in various U.S. and non-U.S. jurisdictions in order to administer certain tax filings or for other regulatory purposes (each such entity, a “Special Purpose Entity”). Investing through Special Purpose Entities, and in particular non-U.S. Special Purpose Entities, involves additional risks and special considerations beyond those typically associated with making investments directly. Such risks may include: (i) nationalization, expropriation of assets or confiscatory taxation; (ii) greater controls on foreign investment and limitations on repatriation of invested capital and on the ability to exchange local currencies for USD; and (iii) increased likelihood of governmental involvement and control. The cost of establishing and maintaining any such Special Purpose Entity, which may be substantial, will typically be borne by the Underlying Fund.

LIBOR Transition Risk

Certain instruments in which an Underlying Fund may invest may have relied in some fashion upon certain London Interbank Offered Rates (collectively, “LIBOR”), and in general, the Underlying Fund’s investments, payment obligations and financing terms may be based on similar types of reference rates. LIBOR was traditionally an average interest rate, determined by the ICE Benchmark Administration, based on the rate that banks charge one another for the use of short-term money. Publication of all LIBOR settings has ceased. Certain bank-sponsored committees in other jurisdictions, including Europe, the United Kingdom, Japan and Switzerland, have selected alternative reference rates denominated in other currencies. Although the transition process away from LIBOR for many instruments has been completed, some residual effects of prior LIBOR use is continuing and there could be effects related to the transition away from LIBOR or former use of LIBOR on an Underlying Fund, or on certain instruments in which the Underlying Fund invests, which can be difficult to ascertain, and may vary depending on factors that include, but are not limited to: (i) how existing individual contracts transitioned away from LIBOR and (ii) whether, how, and when industry participants adopt new reference rates for affected instruments.

So-called “tough legacy” contracts had LIBOR interest rate provisions with no fallback provisions contemplating a permanent discontinuation of LIBOR, inadequate fallback provisions or fallback provisions which may not effectively result in a transition away from LIBOR prior to LIBOR’s planned replacement date. On March 15, 2022, the Adjustable Interest Rate (LIBOR) Act was signed into law. This law provided a statutory fallback mechanism on a nationwide basis to replace LIBOR with a benchmark rate that is selected by the Board of Governors of the Federal Reserve System based on the Secured Overnight Financing Rate (“SOFR”) for tough legacy contracts. On February 27, 2023, the Federal Reserve System’s final rule in connection with this law became effective, establishing benchmark replacements based on SOFR and Term SOFR (a forward-looking measurement of market expectations of SOFR implied from certain derivatives markets) for applicable tough legacy contracts governed by U.S. law. In addition, the Financial Conduct Authority announced that it will require the publication of LIBOR settings on the basis of a changed methodology (known as “synthetic LIBOR”) for the one-month, three-month and six-month U.S. Dollar LIBOR settings after June 30, 2023 through September 30, 2024. Certain of an Underlying Fund’s investments may involve individual tough legacy contracts which may have been subject to the Adjustable Interest Rate (LIBOR) Act or synthetic LIBOR and no assurances can be given that these measures will have had the intended effects.

Moreover, certain aspects of the transition from LIBOR have relied on the actions of third-party market participants, such as clearing houses, trustees, administrative agents, asset servicers and certain service providers; the Adviser cannot guarantee the performance of such market participants and any failure on the part of such market participants to manage their part of the LIBOR transition could impact an Underlying Fund. The transition of investments from LIBOR to a replacement rate as a result of amendment, application of existing fallbacks, statutory requirements or otherwise may have also resulted in a reduction in the value of certain instruments held by an Underlying Fund or a reduction in the effectiveness of related Underlying Fund transactions such as hedges. In addition, an instrument’s transition to a replacement rate could result in variations in the reported yields of an Underlying Fund. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to an Underlying Fund.

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Sustainability Risks

A sustainability risk is an environmental, social or governance (“ESG”) event or condition that, if it occurs, could cause an actual or potential material negative impact on the value of an investment (“Sustainability Risk”). Sustainability Risks may arise in respect of a company or sovereign issuer itself, its affiliates or in its supply chain and/or apply to a particular economic sector, geographical or political region. Environmental Sustainability Risks, including risks arising from climate change, are associated with events or conditions affecting the natural environment. Social risks may be internal or external to a business or sovereign issuer and are associated with employees, local communities, customers or populations of companies or countries and regions. Governance risks are associated with the quality, effectiveness and process for the oversight of day-to-day management of companies. Assessment of Sustainability Risks is complex and requires subjective judgements, which may be based on data which is difficult to obtain and incomplete, estimated, out of date or otherwise materially inaccurate. Even when identified, there can be no guarantee that the Adviser will correctly assess the impact of Sustainability Risks on the Fund’s investments.

Sustainability Risk could be connected with the loss of investment value in numerous ways. For investments in a corporate issuer, losses may result from, for example and without limitation, damage to its reputation with a consequential fall in demand for its products or services, loss of key personnel, exclusion from potential business opportunities, increased costs of doing business and/or increased cost of capital. Laws, regulations and industry norms play a significant role in controlling the impact on ESG factors of many industries, particularly in respect of environmental and social factors. Any changes in such measures, such as increasingly stringent environmental or health and safety laws, can have a material impact on the operations, costs and profitability of businesses. A corporate issuer may also suffer the impact of fines and other regulatory sanctions. The time and resources of the corporate issuer’s management team may be diverted from furthering its business and be absorbed seeking to deal with the Sustainability Risk, including changes to business practices and dealing with investigations and litigation. Sustainability Risks may also give rise to loss of assets and/or physical loss including damage to real estate and infrastructure. The utility and value of assets held by businesses to which the Fund is exposed may also be adversely impacted by a Sustainability Risk. Further, certain industries face considerable scrutiny from regulatory authorities, non-governmental organizations and special interest groups in respect of their impact on ESG factors. This may cause affected industries to make material changes to their business practices, which can increase costs and result in a material negative impact on the profitability of businesses. Such scrutiny also may materially impact the consumer demand for a business’s products and services, which may result in a material loss in value of an investment linked to such businesses.

Sustainability Risks are relevant as both standalone risks, and also as cross-cutting risks that manifest through many other risk types that are relevant to the assets of the Fund. For example, the occurrence of a Sustainability Risk can give rise to financial and business risk, including though a negative impact on the creditworthiness of other businesses.

Short Sales

An Underlying Fund's investment program may include short selling. Short selling involves selling securities which may or may not be owned by the seller and borrowing the same securities for delivery to the purchaser, with an obligation to return the borrowed securities to the lender at a later date. Short selling allows the seller to profit from declines in market prices to the extent such decline exceeds the transaction costs and the costs of borrowing the securities and may be an important aspect of certain of the investment strategies of the Underlying Fund. The extent to which the Underlying Fund engages in short sales will depend upon its investment strategy and perception of market direction. A short sale creates the risk of a theoretically unlimited loss, in that the price of the underlying security could theoretically increase without limit, thus increasing the cost to the Underlying Fund of buying those securities to cover the short position. There can be no assurance that the securities necessary to cover a short position will be available for purchase at the time the Underlying Fund desires to close out such short position. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss. In addition, reporting requirements and limitations on the short selling of securities could interfere with the ability of the Underlying Fund to execute certain aspects of its investment strategies, including its ability to express negative views in relation to certain securities, companies or sectors, and any such limitations may adversely affect the performance of the Underlying Fund.

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Futures Contracts

The Fund and certain Underlying Funds may invest in futures contracts. As discussed above under “Leverage,” the low margin or premiums normally required in such trading may provide a large amount of leverage, and a relatively small change in the price of a security can produce disproportionately larger profit or loss.

A futures contract is an agreement to buy or sell a security or other asset for a set price on a future date. These contracts are traded on exchanges, so that, in most cases, a party can close out its position on the exchange for cash, without delivering the underlying security or other underlying asset. An option on a futures contract gives the holder of the option the right to buy or sell a position in a futures contract from or to the writer of the option, at a specified price and on or before a specified expiration date.

The Fund and certain Underlying Funds may invest in futures contracts and options thereon (“futures options”) with respect to, but not limited to, interest rates, commodities, and security or commodity indexes. The Fund and certain Underlying Funds may also invest in futures contracts on carbon offset credits. A carbon offset credit represents the reduction or removal of a specific amount of carbon dioxide or other greenhouse gas (“GHG”) from the atmosphere. Carbon offset credits are designed to provide a mechanism for people and businesses to mitigate the adverse environmental impact of their GHG-generating activities. The Fund also may invest in foreign currency futures contracts and options thereon.

An interest rate, commodity, foreign currency or index futures contract provides for the future sale or purchase of a specified quantity of a financial instrument, commodity, foreign currency or the cash value of an index at a specified price and time. A futures contract on an index is an agreement pursuant to which a party agrees to pay or receive an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering a number of indexes as well as financial instruments and foreign currencies, including , but not limited to: the S&P 500; the S&P Midcap 400; the Nikkei 225; the Markit CDX credit index; the iTraxx credit index; U.S. Treasury bonds; U.S. Treasury notes; U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the Japanese yen; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the euro. It is expected that other futures contracts will be developed and traded in the future. Certain futures contracts on indexes, financial instruments or foreign currencies may represent new investment products that lack performance track records. A commodity futures contract is an agreement to buy or sell a commodity, such as an energy, agricultural, metal or carbon commodity at a later date at a price and quantity agreed-upon when the contract is bought or sold.

Futures options possess many of the same characteristics as options on securities and indexes. A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. A call option is “in the money” if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is “in the money” if the exercise price exceeds the value of the futures contract that is the subject of the option.

When a purchase or sale of a futures contract is made by the Fund or Underlying Fund, the Fund or Underlying Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of assets determined to be liquid by the Adviser or Underlying Fund manager, as applicable (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. Margin requirements on foreign exchanges may be different than U.S. exchanges. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund or Underlying Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund or Underlying Fund expects to earn interest income on its initial margin deposits. A futures contract held by the Fund or Underlying Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund or Underlying Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking-to-market.” Variation margin does not represent a borrowing or loan by the Fund or Underlying Fund but is instead a settlement between the Fund or Underlying Fund and the broker of the amount one would owe the other if the futures contract expired. In computing NAV, the Fund will mark-to-market its open futures positions.

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The Fund or Underlying Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund or Underlying Fund. Customer account agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the U.S. Commodity Futures Trading Commission. Variation margin, or changes in market value, are generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining.

Although some futures contracts call for making or taking delivery of the underlying securities or commodities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). Closing out a futures contract sale is effected by purchasing an offsetting futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If an offsetting purchase price is less than the original sale price, the Fund or Underlying Fund realizes a capital gain, or if it is more, the Fund or Underlying Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund or Underlying Fund realizes a capital gain, or if it is less, the Fund or Underlying Fund realizes a capital loss. The transaction costs must also be included in these calculations.

The requirements for qualification as a regulated investment company also may limit the extent to which the Fund or certain Underlying Funds may enter into futures, futures options and forward contracts.

There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund or Underlying Fund securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

Futures contracts on U.S. Government securities historically have reacted to an increase or decrease in interest rates in a manner similar to that in which the underlying U.S. Government securities reacted. To the extent, however, that the Fund or Underlying Fund enters into such futures contracts, the value of such futures will not vary in direct proportion to the value of the Fund’s or Underlying Fund’s holdings of U.S. Government securities. Thus, the anticipated spread between the price of the futures contract and the hedged security may be distorted due to differences in the nature of the markets. The spread also may be distorted by differences in initial and variation margin requirements, the liquidity of such markets and the participation of speculators in such markets.

Additionally, the price of index futures may not correlate perfectly with movement in the relevant index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Second, the deposit requirements in the futures market are less onerous than margin requirements in the securities market, and as a result, the futures market may attract more speculators than does the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. In addition, trading hours for foreign stock index futures may not correspond perfectly to hours of trading on the foreign exchange to which a particular foreign stock index futures contract relates. This may result in a disparity between the price of index futures and the value of the relevant index due to the lack of continuous arbitrage between the index futures price and the value of the underlying index.

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Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when the Fund or an Underlying Fund seeks to close out a futures or a futures option position, and the Fund or Underlying Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

There are several additional risks associated with transactions in commodity futures contracts, including, but not limited to, storage, reinvestment and other economic factors.

●	Unlike the financial futures markets, in the commodity futures markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while the Fund or an Underlying Fund is invested in futures contracts on that commodity, the value of the futures contract may change proportionately.

●	In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price. Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for the Fund or Underlying Fund. If the nature of hedgers and speculators in futures markets has shifted when it is time for the Fund or Underlying Fund to reinvest the proceeds of a maturing contract in a new futures contract, the Fund or Underlying Fund might reinvest at higher or lower futures prices, or choose to pursue other investments.

●	The commodities that underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts, than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks which subject the Fund’s or Underlying Fund’s investments to greater volatility than investments in traditional securities.

●	The Fund’s and certain Underlying Funds’ use of futures is subject to the provisions of the SEC rule regarding a registered investment company’s use of derivatives. See “Derivatives Instruments Generally.”

Commodities

The value of commodities and commodity-related instruments may be affected by changes in overall market movements, foreign currency exchange rates, commodity index volatility, changes in interest rates, or supply and demand factors affecting a particular industry or commodity market, such as drought, floods, weather, livestock disease, pandemics and public health emergencies, embargoes, taxation, war, terrorism, cyber hacking, economic and political developments, environmental proceedings, tariffs, changes in storage costs, availability of transportation systems, and international economic, political and regulatory developments. An unexpected surplus of a commodity caused by one of the aforementioned factors, for example, may cause a significant decrease in the value of the commodity (and a decrease in the value of any investments directly correlated to the commodity). Conversely, an unexpected shortage of a commodity caused by one of the aforementioned factors may cause a significant increase in the value of the commodity (and a decrease in the value of any investments inversely correlated to that commodity). The commodity markets are subject to temporary distortions and other disruptions due to, among other factors, lack of liquidity, the participation of speculators, and government regulation and other actions.

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Derivatives Instruments Generally

The Fund and certain Underlying Funds may invest in derivative instruments. Generally, derivatives can be characterized as financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Types of derivatives include, but are not limited to, options, futures contracts, options on futures, forward contracts, swaps and credit-linked notes. The Fund and certain Underlying Funds may take advantage of opportunities with respect to certain other derivative instruments which are not presently contemplated for use by the Fund or Underlying Fund or which are currently not available. Derivative instruments may be used for a variety of reasons, including to enhance return, to provide leverage, to hedge certain market risks, or to provide a substitute for purchasing or selling particular securities. Derivatives may provide a cheaper, quicker or more specifically focused way for the Fund or Underlying Fund to invest than “traditional” securities would.

Derivatives can be volatile and involve various degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives may permit the Fund or Underlying Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund or Underlying Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities. Derivative instruments contain much greater leverage than do non-margined purchases of the underlying instrument in as much as only a very small portion of the value of the underlying instrument is required to be deposited as collateral in order to effect such investments. If the counterparty to such a swap defaults, the Fund or Underlying Fund would lose any collateral deposits made with the counterparty in addition to the net amount of payments that it is contractually entitled to receive under the swap.

The Fund’s and certain Underlying Funds’ use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks, such as liquidity risk (which may be heightened for highly-customized derivatives), interest rate risk, market risk, leverage risk, counterparty (including credit) risk, operational risk, legal risk and management risk, as well as risks arising from changes in applicable requirements, risks arising from margin requirements and risks arising from mispricing or valuation complexity. They also involve the risk that changes in the value of a derivative instrument may not correlate perfectly with the underlying asset, rate or index. Operational and legal risks include risks related to documentation issues, system failures, inadequate controls, human error and the risk that a party’s obligations would be legally unenforceable.

By investing in a derivative instrument, the Fund or an Underlying Fund could lose more than the initial amount invested, and derivatives may increase the volatility of the Fund or Underlying Fund, especially in unusual or extreme market conditions. The Fund or an Underlying Fund may be required to hold additional cash or sell other investments in order to obtain cash to close out a position, and changes in the value of a derivative may also create margin delivery or settlement payment obligations for the Fund or Underlying Fund. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund or an Underlying Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial or that, if used, such strategies will be successful. In addition, the Fund’s or an Underlying Fund’s use of derivatives may increase or accelerate the amount of taxes payable by shareholders.

Non-centrally cleared over-the-counter (“OTC”) derivatives are also subject to the increased risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for non-centrally cleared OTC derivatives. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty resides with the Fund’s or Underlying Fund’s clearing broker or the clearinghouse. Participation in the markets for derivative instruments involves investment risks and transaction costs to which the Fund or Underlying Fund may not be subject absent the use of these strategies. The skills needed to successfully execute derivative strategies may be different from those needed for other types of transactions. If the Fund or an Underlying Fund incorrectly forecasts the value and/or creditworthiness of securities, currencies, interest rates, counterparties or other economic factors involved in a derivative transaction, the Fund might have been in a better position if the Fund had not entered into such derivative transaction. In evaluating the risks and contractual obligations associated with particular derivative instruments, it is important to consider that certain derivative transactions may be modified or terminated only by mutual consent of the Fund and its counterparty. Therefore, it may not be possible for the Fund or Underlying Fund to modify, terminate, or offset the Fund’s or Underlying Fund’s obligations or the Fund’s or Underlying Fund’s exposure to the risks associated with a derivative transaction prior to its scheduled termination or maturity date, which may create a possibility of increased volatility and/or decreased liquidity to the Fund or Underlying Fund. In such case, the Fund or Underlying Fund may lose money. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, appropriate derivative transactions may not be available in all circumstances for risk management or other purposes. Upon the expiration of a particular contract, the Fund or an Underlying Fund may wish to retain its position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other suitable counterparty can be found. When such markets are unavailable, the Fund or Underlying Fund will be subject to increased liquidity and investment risk.

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When a derivative is used as a hedge against a position that the Fund or an Underlying Fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. Although hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying instrument, and there can be no assurance that hedging transactions will be effective.

The regulation of the derivatives markets has increased over the past several years. The SEC rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies requires the Fund and certain Underlying Funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to value-at-risk (“VaR”) leverage limits and derivatives risk management program and reporting requirements. Generally, these requirements apply unless the Fund or applicable Underlying Fund satisfies a “limited derivatives users” exception that is included in the final rule. Under the rule, when a Fund or applicable Underlying Fund trades reverse repurchase agreements or similar financing transactions, including certain tender option bonds, it needs to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the Fund’s or Underlying Fund’s asset coverage ratio or treat all such transactions as derivatives transactions. Reverse repurchase agreements or similar financing transactions aggregated with other indebtedness do not need to be included in the calculation of whether the Fund or applicable Underlying Fund satisfies the limited derivatives users exception, but for funds subject to the VaR testing requirement, reverse repurchase agreements and similar financing transactions must be included for purposes of such testing whether treated as derivatives transactions or not. The SEC also provided guidance in connection with the rule regarding the use of securities lending collateral that may limit the Fund’s and certain Underlying Funds’ securities lending activities. In addition, under the rule, the Fund and certain Underlying Funds are permitted to invest in a security on a when-issued or forward-settling basis, or with a non-standard settlement cycle, and the transaction will be deemed not to involve a senior security (as defined under Section 18(g) of the 1940 Act), provided that, (i) the Fund or applicable Underlying Fund intends to physically settle the transaction and (ii) the transaction will settle within 35 days of its trade date (the “Delayed-Settlement Securities Provision”). The Fund or applicable Underlying Fund may otherwise engage in when-issued, forward-settling and non-standard settlement cycle securities transactions that do not meet the conditions of the Delayed-Settlement Securities Provision so long as the Fund or Underlying Fund treats any such transaction as a “derivatives transaction” for purposes of compliance with the rule. Furthermore, under the rule, the Fund and certain Underlying Funds are permitted to enter into an unfunded commitment agreement, and such unfunded commitment agreement will not be subject to the asset coverage requirements under the 1940 Act, if the Fund or applicable Underlying Funds reasonably believes, at the time it enters into such agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all such agreements as they come due. These requirements may limit the ability of the Fund and certain Underlying Funds to use derivatives, reverse repurchase agreements and similar financing transactions, when-issued, delayed delivery and forward commitment transactions, and unfunded commitment agreements as part of its investment strategies. These requirements may increase the cost of the Fund’s or certain Underlying Funds’ investments and cost of doing business, which could adversely affect investors.

In December 2023, the SEC adopted rule amendments providing that any covered clearing agency (“CCA”) for U.S. Treasury securities require that every direct participant of the CCA (which generally would be a bank or broker-dealer) submit for clearance and settlement all eligible secondary market transactions in U.S. Treasury securities to which it is a counterparty. The clearing mandate includes in its scope all repurchase or reverse repurchase agreements of such direct participants collateralized by U.S. Treasury securities (collectively, “Treasury repo transactions”) of a type accepted for clearing by a registered CCA, including both bilateral Treasury repo transactions and triparty Treasury repo transactions where a bank agent provides custody, collateral management and settlement services.

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The Treasury repo transactions of registered funds with any direct participants of a CCA will be subject to the mandatory clearing requirement. Currently, the Fixed Income Clearing Corporation (“FICC”) is the only CCA for U.S. Treasury securities. FICC currently operates a “Sponsored Program” for clearing of Treasury repo transactions pursuant to which a registered fund may enter into a clearing arrangement with a “sponsoring member” bank or broker-dealer that is a direct participant of FICC as a “sponsored member” of FICC.

Compliance with the clearing mandate for Treasury repo transactions is scheduled to be required by June 30, 2027. The clearing mandate is expected to result in the Fund and certain Underlying Funds being required to clear all or substantially all of their Treasury repo transactions as of the compliance date. There are currently substantial regulatory and operational uncertainties associated with the implementation which may affect the cost, terms and/or availability of cleared repo transactions.

Additional future regulation of the derivatives markets may make derivatives more costly, may limit the availability or reduce the liquidity of derivatives, or may otherwise adversely affect the value or performance of derivatives. Any such adverse future developments could impair the effectiveness or raise the costs of the Fund’s and Underlying Funds’ derivative transactions, impede the employment of the Fund’s and Underlying Funds’ derivatives strategies, or adversely affect the Fund’s and Underlying Funds’ performance.

The Adviser has registered as a commodity pool operator (“CPO”) under the Commodity Exchange Act (“CEA”). The Adviser expects to rely on CFTC Rule 4.12(c)(3) with respect to its operation of the Fund. CFTC Rule 4.12(c)(3) allows for “substituted compliance” with respect to certain CFTC recordkeeping, reporting and disclosure requirements on the basis of the Fund’s compliance with SEC rules and regulations applicable to the Fund and the Adviser. As a result, the Adviser will not be subject to certain aspects of the CFTC’s rules ordinarily applicable to commodity pool operators, including the specific disclosure requirements under CFTC rules in connection with its management of the Fund. The Adviser will incur higher expenses for the Fund compared with exempt advisers. The CPO of a registered investment company with less than three years of operating history is required under Rule 4.12(c)(3) to disclose the performance of all accounts and pools that are managed by the CPO and that have investment objectives, policies and strategies substantially similar to those of the newly-formed registered investment company. No such accounts exist for the CPO.

Credit Derivatives

As part of its investment strategy, an Underlying Fund may enter into credit derivative transactions. Credit derivatives are transactions between two parties which are designed to isolate and transfer the credit risk associated with a third-party (the “reference entity”). Credit derivative transactions in their most common form consist of credit default swap transactions under which one party (the “credit protection buyer”) agrees to make one or more fixed payments in exchange for the other party’s (the “credit protection seller”) obligation to assume the risk of loss if an agreed-upon “credit event” occurs with respect to the reference entity. Credit events are specified in the contract and are intended to identify the occurrence of a significant deterioration in the creditworthiness of the reference entity (mainly a default on a material portion of its outstanding obligations, a bankruptcy or a restructuring of its debt). Upon the occurrence of a credit event, credit default swaps may be cash settled (either directly or by way of an auction) or physically settled. If the transaction is cash settled, the amount payable by the credit protection seller following a credit event will usually be determined by reference to the difference between the nominal value of a specified obligation of the reference entity and its market value after the occurrence of the credit event (which sometimes may be established in an industry-wide auction process). If the transaction is physically settled, the credit protection buyer will deliver an obligation of the reference entity that is either specified in the contract or the general characteristics are described therein to the credit protection seller in return for the payment of its nominal value. Credit derivatives may be used to create an exposure to the underlying asset or reference entity, to reduce existing exposure or to create a profit through trading differences in their buying and selling prices. There are a number of uncertainties in the tax laws relating to credit default swaps. There can be no assurance that the characterization adopted by an Underlying Fund with respect to a particular credit default swap will be respected by the IRS or a court, and any recharacterization by the IRS, if successful, could adversely affect the shareholders’ investments in the Underlying Fund.

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Credit derivative transactions are an established feature of the financial markets and both the number of participants and range of products available have significantly increased over the years. Credit derivative transactions dependent upon credit events are priced incorporating many variables including the pricing and volatility of the common stock of the reference entity, potential loss upon default by the reference entity on any of its obligations, and the shape of the U.S. Treasury Market curve, among other factors. As such, there are many factors upon which market participants may have divergent views. Additionally, credit derivatives may require the posting of collateral. A bankruptcy of the collateral holder may result in losses to the extent posted collateral exceeds the obligations of the pledging party under the credit derivative transaction.

Transactions in certain derivatives are subject to trading and clearing on a U.S. national exchange and clearinghouse and to regulatory oversight, while other derivatives are subject to risks of trading in the OTC markets or on non-U.S. exchanges. Certain credit index derivatives are currently required to be traded on a Swap Execution Facility and cleared through a registered clearinghouse. For swaps that are cleared through a clearinghouse, an Underlying Fund will face the clearinghouse as legal counterparty and will be subject to clearinghouse performance and credit risk. Clearinghouse collateral requirements may differ from and be greater than the collateral terms negotiated with derivatives counterparties in the OTC market, and U.S. regulators have discretion to set collateral requirements for trades that are not cleared through a clearinghouse. OTC derivative dealers will be required to post margin to the clearinghouse through which they clear their customers’ trades instead of using such margin in their operations, as they historically were allowed to do. This will further increase the dealers’ costs, which costs are expected to be passed through to other market participants in the form of higher fees and less favorable dealer marks. In addition, an Underlying Fund’s assets are also subject to the risk of the failure of any of the exchanges on which its positions trade or of its clearinghouses or counterparties.

The Underlying Fund’s use of credit derivatives is subject to the provisions of the SEC rule regarding a registered investment company’s use of derivatives. See “Derivatives Instruments Generally.”

Swap Agreements

The Underlying Fund may enter into swap agreements. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to several years. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or security, or in a “basket” of securities representing a particular index). The “notional amount” of the swap agreement is only a fictive basis on which to calculate the obligations that the parties to a swap agreement agree to exchange. Most swap agreements entered into by an Underlying Fund would calculate the obligations of the parties to the agreement on a “net” basis. Consequently, the Underlying Fund’s obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement.

Depending on their structure, swap agreements may increase or decrease the Underlying Fund’s exposure to long-term or short-term interest rates, foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices, baskets of securities, or inflation rates. Swap agreements can take many different forms and are known by a variety of names. An Underlying Fund is not limited to any particular form of swap agreement if its manager determines that other forms are consistent with the Underlying Fund’s investment objective and policies.

Swap agreements will tend to shift an Underlying Fund’s investment exposure from one type of investment to another. For example, if an Underlying Fund agrees to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the Underlying Fund’s exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Depending on how they are used, swap agreements may increase or decrease the overall volatility of an Underlying Fund’s portfolio. The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, individual equity values or other factors that determine the amounts of payments due to and from an Underlying Fund. If a swap agreement calls for payments by an Underlying Fund, then the Underlying Fund must be prepared to make such payments when due. In addition, if the counterparty’s creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses by the Underlying Fund.

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Whether an Underlying Fund’s use of swap agreements, if any, will be successful in furthering its investment objective will depend on the Underlying Fund manager’s ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. The Underlying Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. This risk may be mitigated by the delivery of variation margin to the Underlying Fund when it is “in-the-money” under a swap.

As noted in the section entitled “Credit Derivatives” above, certain standardized swaps are subject to mandatory exchange trading and central clearing. While exchange trading and central clearing are intended to reduce counterparty credit risk and increase liquidity, they do not make the Underlying Fund’s use of swap transactions risk-free, as the Underlying Fund will face the clearinghouse as legal counterparty and will be subject to clearinghouse performance and credit risk.

Warrants

An Underlying Fund may invest in warrants. Warrants are derivative instruments that permit, but do not obligate, the holder to subscribe for other securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle the holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities or commodities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

Forward Trading

The Fund and certain Underlying Funds may engage in forward trading. Forward contracts and options thereon are not traded on exchanges and are not standardized; rather, banks and dealers act as principals in these markets, negotiating each transaction on an individual basis. Forward and “cash” trading is substantially unregulated; there is no limitation on daily price movements and speculative position limits are not applicable. The principals who deal in the forward markets are not required to continue to make markets in the currencies or commodities they trade, and these markets can experience periods of illiquidity, sometimes of significant duration. There have been periods during which certain participants in these markets have refused to quote prices for certain currencies or commodities or have quoted prices with an unusually wide spread between the price at which they were prepared to buy and that at which they were prepared to sell. Market illiquidity or disruption could result in substantial losses to the Fund or Underlying Fund.

The Fund’s and certain Underlying Funds’ use of forward trading is subject to the provisions of the SEC rule regarding a registered investment company’s use of derivatives. See “Derivatives Instruments Generally.”

Non-U.S. Securities

The Fund or an Underlying Fund may invest a portion of its assets in non-U.S. securities. Investing in securities of non-U.S. governments and companies that are generally denominated in non-U.S. currencies and utilization of options on non-U.S. securities involves certain considerations comprising both risks and opportunities not typically associated with investing in securities of the United States Government or United States companies. The securities markets of many non-U.S. countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of non-U.S. securities usually are not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of non-U.S. countries differ, in some cases significantly, from U.S. standards. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. Also, nationalization, expropriation or confiscatory taxation, currency blockage, market disruptions, political changes, security suspensions, diplomatic developments or the imposition of sanctions or other similar measures could adversely affect the Fund’s or Underlying Fund’s investments in a foreign country. In the event of nationalization, expropriation or other confiscation, the Fund or an Underlying Fund could lose its entire investment in non-U.S. securities. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is difficult to ascertain. These types of measures may include, but are not limited to, banning a sanctioned country or certain persons or entities associated with such country from global payment systems that facilitate cross-border payments, restricting the settlement of securities transactions by certain investors, and freezing the assets of particular countries, entities or persons. The imposition of sanctions and other similar measures could, among other things, result in a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country, downgrades in the credit ratings of the sanctioned country’s securities or those of companies located in or economically tied to the sanctioned country, currency devaluation or volatility, and increased market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could directly or indirectly limit or prevent the Fund or an Underlying Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and adversely impact the Fund’s or Underlying Fund’s liquidity and performance. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. To the extent that the Fund or an Underlying Fund invests a significant portion of its assets in a specific geographic region or in securities denominated in a particular non-U.S. currency, the Fund or Underlying Fund will generally have more exposure to regional economic risks, including weather emergencies and natural disasters, associated with non-U.S. investments. Non-U.S. securities also may be less liquid and more difficult to value than securities of U.S. issuers.

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Emerging Market Securities

Non-U.S. investment risk may be particularly high to the extent the Fund or an Underlying Fund invests in emerging market securities. The Fund considers emerging market countries to be countries represented in the MSCI Emerging Markets Index (the “Index”). Emerging market securities may present market, credit, currency, liquidity, volatility, legal, political, technical and other risks different from, and potentially greater than, the risks of investing in securities and instruments economically tied to developed non-U.S. countries. Future economic or political crises in emerging markets could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. Dollar (“USD”), and devaluation may occur subsequent to investment in these currencies by the Fund or an Underlying Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

To the extent the Fund or an Underlying Fund invests in emerging market securities that are economically tied to a particular region, country or group of countries, the Fund or Underlying Fund may be more sensitive to adverse political or social events affecting that region, country or group of countries. Economic, business, political, or social instability may affect emerging market securities differently, and often more severely, than developed market securities. To the extent the Fund or an Underlying Fund focuses its investments in multiple asset classes of emerging market securities, it may have a limited ability to mitigate losses in an environment that is adverse to emerging market securities in general. Emerging market securities may also be more volatile, less liquid (particularly during market closures due to local holidays or other reasons) and more difficult to value than securities economically tied to developed non-U.S. countries. The systems and procedures for trading and settlement of securities in emerging markets are less developed and less transparent and transactions may take longer to settle. Emerging market countries typically have less established legal, accounting and financial reporting systems than those in more developed markets, which may reduce the scope or quality of financial information available to investors. Governments in emerging market countries are often less stable and more likely to take extra-legal action with respect to companies, industries, assets, or foreign ownership than those in more developed markets. Moreover, it can be more difficult for investors to bring litigation or enforce judgments against issuers in emerging markets or for U.S. regulators to bring enforcement actions against such issuers. The Fund or an Underlying Fund will also be subject to emerging markets risk if it invests in derivatives or other securities or instruments whose value or return are related to the value or returns of emerging markets securities. Rising interest rates, combined with widening credit spreads, could negatively impact the value of emerging market debt and increase funding costs for non-U.S. issuers. In such a scenario, non-U.S. issuers might not be able to service their debt obligations, the market for emerging market debt could suffer from reduced liquidity, and the Fund or an Underlying Fund could lose money. The economy of some emerging markets may be particularly exposed to or affected by a certain industry or sector, and therefore issuers and/or securities of such emerging markets may be more affected by the performance of such industries or sectors.

Sovereign and Other Governmental Debt Investments

The Fund or an Underlying Fund may invest its assets in sovereign and other governmental debt instruments, which involve special risks. The governmental authority that controls the repayment of the sovereign and other governmental debt may be unwilling or unable to repay the principal and/or interest when due in accordance with the terms of such securities due to: (i) the extent of its foreign reserves; (ii) the availability of sufficient foreign exchange on the date a payment is due; (iii) the relative size of the debt service burden to the economy as a whole; or (iv) the government debtor’s policy towards the International Monetary Fund and the political constraints to which a government debtor may be subject. In addition, sovereign and other governmental debt instruments may be subject to credit spread risks resulting from exposures to changes in a sovereign and other governmental issuer’s probability of default, expected recovery rate and actual default. In recent years, some sovereign and other governmental issuers have encountered difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. If an issuer of sovereign and other governmental debt defaults on payments of principal and/or interest, the Fund or an Underlying Fund may have limited legal recourse against the issuer and/or guarantor. In certain cases, remedies must be pursued in the courts of the defaulting party itself, and the Fund’s or Underlying Fund’s ability to obtain recourse may be limited.

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Foreign Currency and Exchange Risks

The Fund’s Shares are denominated in U.S. dollars and will be issued in U.S. dollars, and the books of the Fund will be maintained, and investments in and distributions from the Fund will generally be made, in U.S. dollars. A portion of the Fund’s or an Underlying Fund’s investments (and the income and gains received by the Fund or Underlying Fund in respect of such investments) may be denominated in, or otherwise exposed to, currencies other than the U.S. dollar. Accordingly, changes in foreign currency exchange rates and exchange controls may materially adversely affect the value of the investments and the other assets of the Fund or Underlying Fund. For example, any significant depreciation in the exchange rate of the Euro, or any other currency in which the Fund or an Underlying Fund makes investments, against the U.S. dollar, could adversely affect the value of dividends or proceeds on investments denominated in the Euro or such other currencies. In addition, the Fund or Underlying Fund will incur costs, which may be significant, in connection with the conversion of various currencies.

In general, to the extent that the Fund or an Underlying Fund invests directly in non-U.S. currencies or in securities that trade in, and receive revenues in, non-U.S. currencies, or in derivatives or other instruments that provide exposure to non-U.S. currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in non-U.S. countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, rates of inflation, balance of payments and governmental surpluses or deficits, intervention (or the failure to intervene) by U.S. or non-U.S. governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s or Underlying Fund’s investments in non-U.S. currencies and/or foreign currency-denominated securities may reduce the returns of the Fund or Underlying Fund. Currency risk may be particularly high to the extent that the Fund or an Underlying Fund invests in non-U.S. currencies or engages in foreign currency transactions that are economically tied to emerging market countries. These currency transactions may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed non-U.S. currencies or engaging in foreign currency transactions that are economically tied to developed foreign countries.

The Adviser generally intends to hedge the foreign currency exposure of the Fund; however, the Fund will necessarily be subject to foreign exchange risks. The Fund may seek to hedge these risks by investing in non-U.S. currencies, foreign currency futures contracts and options thereon, forward foreign currency exchange contracts or similar instruments, or any combination thereof, but there can be no assurance that such strategies will be implemented, or if implemented, will be effective. In addition, prospective investors whose assets and liabilities are predominantly in other currencies should take into account the potential risk of loss arising from fluctuations in value between U.S. dollars and such other currencies.

Counterparty and Settlement Risk

To the extent the Fund or an Underlying Fund invests in certain non-centrally cleared swaps, derivative or other synthetic instruments, repurchase agreements, reverse repurchase agreements, other over-the-counter transactions or non-U.S. securities or engages in securities lending, the Fund or Underlying Fund may take a credit risk with regard to parties with which it trades and may also bear the risk of settlement default. These risks may differ materially from those entailed in exchange-traded transactions, which generally are backed by clearing organization guarantees, daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Transactions entered directly between two counterparties generally do not benefit from such protections and expose the parties to the risk of counterparty default. Any such default by a trading counterparty could result in losses to the Fund due to the delay of settlement of a transaction, loss of market gains or, in certain circumstances, loss of a portion or the full amount of the notional value of the transaction. These risks are increased to the extent the Fund or an Underlying Fund has concentrated exposure to a counterparty.

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Exchange-Traded Funds (ETFs)

Investments in ETFs entail certain risks; in particular, investments in index ETFs involve the risk that the ETF’s performance may not track the performance of the index the ETF is designed to track. Unlike the index, an ETF incurs administrative expenses and transaction costs in trading securities. In addition, the timing and magnitude of cash inflows and outflows from and to investors buying and redeeming shares in the ETF could create cash balances that cause the ETF’s performance to deviate from the index (which remains “fully invested” at all times). Performance of an ETF and the index it is designed to track also may diverge because the composition of the index and the securities held by the ETF may occasionally differ. In addition, investments in ETFs involve the risk that the market prices of ETF shares will fluctuate, sometimes rapidly and materially, in response to changes in the ETF’s NAV, the value of ETF holdings and supply and demand for ETF shares. Although the creation/redemption feature of ETFs generally makes it more likely that ETF shares will trade close to NAV, market volatility, lack of an active trading market for ETF shares, disruptions at market participants (such as Authorized Participants or market makers) and any disruptions in the ordinary functioning of the creation/redemption process may result in ETF shares trading significantly above (at a “premium”) or below (at a “discount”) NAV. Additionally, to the extent an ETF holds securities traded in markets that close at a different time from the ETF’s listing exchange, liquidity in such securities may be reduced after the applicable closing times, and during the time when the ETF’s listing exchange is open but after the applicable market closing, fixing or settlement times, bid/ask spreads and the resulting premium or discount to the ETF’s shares’ NAV may widen. Significant losses may result when transacting in ETF shares in these and other circumstances. Neither the Adviser nor the Fund can predict whether ETF shares will trade above, below or at NAV. An ETF’s investment results are based on the ETF’s daily NAV. Investors transacting in ETF shares in the secondary market, where market prices may differ from NAV, may experience investment results that differ from results based on the ETF’s daily NAV.

Temporary Investments

For defensive purposes, during periods in which the Fund determines that economic, market or political conditions are unfavorable to investors and a defensive strategy would benefit the Fund, the Fund may temporarily deviate from its investment strategies and objective. During such periods, the Fund may invest all or a portion of its assets in U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the Treasury or by U.S. government agencies or instrumentalities; non-U.S. government securities which have received the highest investment grade credit rating, certificates of deposit issued against funds deposited in a bank or a savings and loan association; commercial paper; bankers’ acceptances; bank time deposits; shares of money market funds; credit-linked notes or repurchase agreements with respect to any of the foregoing. In addition, the Fund may also make these types of investments to comply with regulatory or contractual requirements, including with respect to leverage restrictions, or to keep cash fully invested pending the investment of assets. It is impossible to predict when, or for how long, the Fund will use these strategies. There can be no assurance that such strategies will be successful. The Fund is not required to adopt defensive positions or hedge its investments and may choose not to do so even in periods of extreme market volatility and economic uncertainty.

Other Investment Companies

The Fund may invest in the securities of other investment companies to the extent that such investments are consistent with the Fund’s investment objective and permissible under the 1940 Act. Under one provision of the 1940 Act, the Fund may not acquire the securities of other investment companies if, as a result, (i) more than 10% of the Fund’s total assets would be invested in securities of other investment companies, (ii) such purchase would result in more than 3% of the total outstanding voting securities of any one investment company being held by the Fund or (iii) more than 5% of the Fund’s total assets would be invested in any one investment company. In some instances, the Fund may invest in an investment company in excess of these limits. For example, the Fund may invest in certain Underlying Funds and other registered investment companies, such as mutual funds, closed-end funds and ETFs, and in business development companies in excess of the statutory limits imposed by the 1940 Act in reliance on Rule 12d1-4 under the 1940 Act. These investments would be subject to the applicable conditions of Rule 12d1-4, which in part would affect or otherwise impose certain limits on the investments and operations of the underlying fund. The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies’ expenses, including advisory fees. These expenses will be in addition to the direct expenses incurred by the Fund.

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Business Development Companies (BDCs)

The Fund may invest in private BDCs, public non-traded BDCs and publicly traded BDCs. A BDC is a type of closed-end investment company regulated under the 1940 Act. BDCs typically invest in and lend to small and medium-sized private and certain public companies that may not have access to public equity or debt markets for capital raising. BDCs invest in such diverse industries as healthcare, chemical and manufacturing, technology and service companies. At least 70% of a BDC’s investments must be made in private and certain public U.S. businesses, and BDCs are required to make available significant managerial assistance to their portfolio companies. Unlike corporations, BDCs are not taxed on income distributed to their shareholders, provided they comply with the applicable requirements of the Code.

Investments in BDCs may be subject to a high degree of risk. BDCs typically invest in small and medium-sized private and certain public companies that may not have access to public equity or debt markets for capital raising. As a result, a BDC’s portfolio typically will include a substantial amount of securities purchased in private placements, and its portfolio may carry risks similar to those of a private equity or venture capital fund. Securities that are not publicly registered may be difficult to value and may be difficult to sell at a price representative of their intrinsic value. Small and medium-sized companies also may have fewer lines of business so that changes in any one line of business may have a greater impact on the value of their stock than is the case with a larger company. To the extent a BDC focuses its investments in a specific sector, the BDC will be susceptible to adverse conditions and economic or regulatory occurrences affecting the specific sector or industry group, which tends to increase volatility and result in higher risk. Investments in BDCs are subject to various risks, including management’s ability to meet the BDC’s investment objective and to manage the BDC’s portfolio when the underlying securities are redeemed or sold, during periods of market turmoil and as investors’ perceptions regarding a BDC or its underlying investments change. Private BDCs and public non-traded BDCs are illiquid investments, and there is no guarantee the Fund will be able to liquidate or sell its private BDC or public non-traded BDC investments.

Certain BDCs may use leverage in their portfolios through borrowings or the issuance of preferred stock. While leverage may increase the yield and total return of a BDC, it also subjects the BDC to increased risks, including magnification of any investment losses and increased volatility. In addition, a BDC’s income may fall if the interest rate on any borrowings of the BDC rises.

Tax Risks

Special tax risks are associated with an investment in the Fund. The Fund intends to elect to be treated and intends to operate in a manner so as to continuously qualify, as a RIC under Subchapter M of the Code. As such, the Fund must satisfy, among other requirements, certain ongoing asset diversification, source-of-income and annual distribution requirements. See “Tax Aspects.” If the Fund fails to qualify as a RIC it will become subject to corporate-level income tax, and the resulting corporate taxes could substantially reduce the Fund's net assets, the amount of income available for distributions to investors, the amount of distributions and the amount of funds available for new investments. Such a failure would have a material adverse effect on the Fund and the investors.

Each of the aforementioned ongoing requirements for qualification as a RIC requires that the Adviser obtain information from or about the Blackstone Underlying Funds in which the Fund is invested. However, Blackstone Underlying Funds generally are not obligated to disclose the contents of their portfolios. This lack of transparency may make it difficult for the Adviser to monitor the sources of the Fund’s income and the diversification of its assets, and otherwise comply with Subchapter M of the Code, and ultimately may limit the universe of investments in which the Fund can invest or the amount that may be invested in certain investments. Furthermore, although the Fund expects to receive information from each investment vehicle regarding its investment performance on a regular basis, in most cases there is little or no means of independently verifying this information.

If, before the end of any quarter of its taxable year, the Fund believes that it may fail the asset diversification requirements of RIC qualification, the Fund may seek to take certain actions to avert such a failure. The Fund may try to acquire additional interests in Blackstone Underlying Funds to bring the Fund into compliance with such diversification tests. However, the action frequently taken by RICs to avert such a failure, the disposition of non-diversified assets, may be difficult for the Fund to pursue because of the limited liquidity of its interests in the Blackstone Underlying Funds. While relevant tax provisions afford the Fund a 30-day period after the end of the relevant quarter in which to cure a diversification failure by disposing of non-diversified assets, the constraints on the Fund’s ability to effect a sale of an investment may limit utilization of this cure period. In certain cases, the Fund may be afforded a longer cure period under applicable savings provisions. However, the Fund may be subject to a penalty tax in connection with its use of those savings provisions. If the Fund fails to satisfy the asset diversification or other RIC requirements, it may lose its status as a RIC under the Code. If the Fund fails to qualify as a RIC, the Fund would become subject to a corporate-level U.S. federal income tax (and any applicable U.S. state and local taxes) and distributions to investors generally would be treated as corporate dividends. See “Tax Aspects.” In addition, the Fund is required each December to make certain “excise tax” calculations based on income and gain information that must be obtained from the Blackstone Underlying Funds. If the Fund does not receive sufficient information from the Blackstone Underlying Funds, the Fund risks failing to satisfy the Subchapter M qualification tests and/or incurring an excise tax on undistributed income. The Fund may, however, attempt to avoid such outcomes by paying a distribution that is or is considered to be in excess of the Fund’s current and accumulated earnings and profits for the relevant period (i.e., a return of capital). See “Distributions” and “Tax Aspects” for more information regarding the treatment of returns of capital.

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Risks Associated with the Fund and the Adviser

No Operating History

The Fund is a new company with no operating history, and as a result, the Fund has minimal financial information on which investors can evaluate an investment in the Fund or prior performance. Investors must rely on the Adviser to implement the Fund’s investment policies, to evaluate all of the Fund’s investment opportunities and to structure the terms of the Fund’s investments rather than evaluating the Fund’s investments in advance. Because investors are not able to thoroughly evaluate the Fund’s investments in advance of acquiring Shares, the offering of Shares may entail more risk than other types of offerings. This additional risk may hinder investors’ ability to achieve their own personal investment objectives related to portfolio diversification, risk-adjusted investment returns and other objectives. Additionally, the results of any other businesses or companies that have or have had an investment objective which is similar to, or different from, the Fund’s investment objective are not indicative of the results that the Fund may achieve. The Fund expects to have a different investment portfolio from other businesses or companies. Accordingly, the Fund’s results may differ from and are independent of the results obtained by such businesses or companies. Moreover, past performance is no assurance of future returns.

The Fund is subject to all of the business risks and uncertainties associated with any new business, including the risk that the Fund will not achieve its investment objective and that the value of investors’ investments could decline substantially or that investors’ investments could become worthless. It could take some time to invest substantially all of the capital expected to be raised due to market conditions generally and the time necessary to identify, evaluate, structure and execute suitable investments.

In order to comply with the RIC diversification requirements during the startup period, the Fund may invest proceeds in temporary investments, such as cash, cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less from the time of investment, which may earn yields substantially lower than the interest, dividend or other income that the Fund seeks to receive in respect of suitable portfolio investments. The Fund may not be able to pay any significant distributions during this period, and any such distributions may be substantially lower than the distributions expected to be paid when the Fund’s portfolio is fully invested. The Fund will pay the Investment Management Fee throughout this interim period. If these fees and other expenses exceed the return on the temporary investments, the Fund’s returns could be negatively impacted.

Non-Diversified Status

The Fund is a “non-diversified” investment company for purposes of the 1940 Act, which means that it is not subject to percentage limitations under the 1940 Act on the percentage of its assets that may be invested in the securities of any one issuer. The Fund’s NAV may therefore be subject to greater volatility than that of an investment company that is subject to such a limitation on diversification. In addition, while the Fund is a “non-diversified” fund for purposes of the 1940 Act, the Fund intends to elect and to maintain its qualification to be treated as a RIC under the Code. To qualify as a RIC under the Code, the Fund must, among other things, diversify its holdings so that, at the end of each quarter of each taxable year, (A) at least 50% of the market value of the Fund’s assets is represented by cash, cash items, U.S. government securities, securities of other RICs and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer and (B) not more than 25% of the market value of the Fund’s total assets is invested in the securities (other than U.S. government securities and the securities of other RICs) of (1) any one issuer, (2) any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses, or (3) any one or more “qualified publicly traded partnerships.”

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Systems and Operational

The Fund depends on the Adviser to develop and implement appropriate systems for the Fund’s activities. The Fund relies heavily and on a daily basis on financial, accounting and other data processing systems to execute, clear and settle transactions across numerous and diverse markets and to evaluate certain securities, to monitor its portfolio and capital, and to generate risk management and other reports that are critical to oversight of the Fund’s activities. Certain of the Fund’s and the Adviser’s activities will be dependent upon systems operated by third parties, including prime brokers, the Administrator, market counterparties and other service providers, and the Adviser may not be in a position to verify the risks or reliability of such third-party systems. Failures in the systems employed by the Adviser, prime brokers, Administrator, counterparties, exchanges and similar clearance and settlement facilities and other parties could result in mistakes made in the confirmation or settlement of transactions, or in transactions not being properly booked, evaluated or accounted for. Disruptions in the Fund’s operations may cause the Fund to suffer, among other things, financial loss, the disruption of its business, liability to third parties, regulatory intervention or reputational damage. Any of the foregoing failures or disruptions could have a material adverse effect on the Fund and investors’ investments therein.

Additionally, exchanges and securities markets may close early, close late or issue trading halts on specific securities or generally, which may result in, among other things, the Fund being unable to buy or sell certain securities or financial instruments at an advantageous time or accurately price its portfolio investments. In addition, the Fund and/or certain Underlying Funds may rely on various third-party sources to calculate their respective NAVs. As a result, the Fund and such Underlying Funds are subject to certain operational risks associated with reliance on service providers and service providers’ data sources. Errors or systems failures and other technological issues may adversely impact or delay the Fund’s and/or Underlying Funds’ calculation of their NAVs, and such NAV calculation issues may continue over extended periods. Because the Fund’s NAV is related to the NAVs of the Underlying Funds in which it invests, the Fund may be adversely impacted by such NAV calculation issues at an Underlying Fund. The Fund may be unable to recover any losses associated with such failures.

Fundamental Analysis

Certain investment decisions will be based on fundamental analysis. In fundamental analysis, securities are selected based upon research and analysis of a variety of factors. Data on which fundamental analysis relies may be inaccurate or may be generally available to other market participants. Fundamental market information is subject to interpretation. To the extent that the Adviser misinterprets the meaning of certain data, the Fund may incur losses.

Investment and Due Diligence Process

Before making investments, the Adviser will conduct due diligence that it deems reasonable and appropriate based on the facts and circumstances applicable to each investment. When conducting due diligence, the Adviser may be required to evaluate important and complex business, financial, tax, accounting and legal issues. When conducting due diligence and making an assessment regarding an investment, the Adviser will rely on the resources reasonably available to it, which in some circumstances whether or not known to the Adviser at the time, may not be sufficient, accurate, complete or reliable. Due diligence may not reveal or highlight matters that could have a material adverse effect on the value of an investment.

Consideration of Environmental, Social and Governance (ESG) Factors

The Fund does not have any specific ESG objective. However, the Adviser may consider ESG factors as part of its broader analysis of individual issuers, sub-sectors, sectors, regions, etc. ESG factors are one of many inputs in the overall research process and are not expected to drive in isolation the selection or exclusion of an issuer or security from the investment universe. As a result of including ESG factors in its analysis of a particular investment, the Adviser may take action (e.g., make or not make or dispose or not dispose an investment) when it would otherwise not have done so, which could adversely affect the performance of the Fund. On the other hand, the portfolio management team of the Fund may determine not to take ESG factors into account in its analysis of a particular investment, and the exclusion of such factors may prove to have an adverse effect on the performance of the applicable investments.

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Senior Management Personnel of the Adviser

Since the Fund has no employees, it depends on the investment expertise, skill and network of business contacts of the Adviser. The Fund’s future success depends to a significant extent on the continued service and operations of the Adviser and its senior management team. The departure of any members of the Adviser’s senior management team could have a material adverse effect on the Fund’s ability to achieve its investment objective.

The Fund’s ability to achieve its investment objective depends on the Adviser’s ability to identify, analyze, invest in, finance and monitor companies that meet the Fund’s investment criteria. The Adviser’s capabilities in managing the investment process and providing competent, attentive and efficient services to the Fund depend on the employment of investment professionals in an adequate number and of adequate sophistication to match the corresponding flow of transactions. To achieve the Fund’s investment objective, the Adviser may need to hire, train, supervise and manage new investment professionals to participate in the Fund’s investment selection and monitoring process. The Adviser may not be able to find investment professionals in a timely manner or at all. Failure to support the Fund’s investment process could have a material adverse effect on the Fund’s business, financial condition and results of operations.

Key Personnel

The Adviser depends on the diligence, skill and network of business contacts of its and its affiliates’ investment professionals. The Fund’s success depends on the continued service of such personnel. The investment professionals associated with the Adviser are actively involved in other investment activities not concerning the Fund and will not be able to devote all of their time to the Fund’s business and affairs. The departure of any of the senior managers of the Adviser, or a significant number of the investment professionals or partners of the Adviser or Adviser’s affiliates, could have a material adverse effect on the Fund’s ability to achieve its investment objective. Individuals not currently associated with the Adviser may become associated with the Fund, and the performance of the Fund may also depend on the experience and expertise of such individuals. In addition, there is no assurance that the Adviser will remain the Fund’s investment adviser or that the Adviser will continue to have access to the investment professionals and partners of its affiliates and the information and deal flow generated by the investment professionals of its affiliates.

Federal Income Tax

The tax laws applicable to the Fund, its investments and shareholders are complex and subject to change. Prospective investors are urged to consult their tax advisers before making an investment in the Fund. In particular, the Fund could (1) generate ordinary expense, including fee expense, that might exceed ordinary income, thus resulting in a non-deductible net operating loss, (2) incur non-deductible expenses, which could impact the after-tax return of any investor, (3) enter into transactions that adversely impact the timing, character or source of taxable income or deductions, or that adversely impact the availability of generally available tax credits, (4) adopt certain accounting conventions or methods that may be open to interpretation or challenge by the U.S. Federal government, state governments or foreign taxing authorities; if these are not respected, the Fund could be subject to entity-level taxation, interest expense and tax penalties, (5) make distributions that are subject to disadvantageous income or withholding taxation, especially for non-U.S. investors, (6) make investments, particularly in illiquid securities or commodities, that could be subject to forced liquidation in a disorderly manner if in the future to satisfy the requirements of Subchapter M (7) allocate undistributed tax earnings and profits toward shares redeemed for dividends paid deduction purposes, (8) be forced to make distributions to comply with the tax law, and to sell investments at times and/or at prices that may not be advantageous in order to fund such distributions, or (9) invest in certain securities or other financial instruments for which the tax treatment may not be clear or may be subject to re-characterization by the IRS. It could be more difficult for the Fund to comply with the federal income tax requirements applicable to RICs if the tax characterization of the Fund’s investments is not clear or if the tax treatment of the income from such investments were successfully challenged by the IRS.

Cyber Security

As the use of technology, including cloud-based technology, has become more prevalent in the course of business, investment vehicles such as the Fund and its service providers have become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events from outside threat actors or internal resources that may, among other things, cause the Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems (e.g., through “hacking” or malicious software coding), and may come from multiple sources, including outside attacks such as denial-of-service attacks (i.e., efforts to make network services unavailable to intended users) or cyber extortion, including exfiltration of data held for ransom and/or “ransomware” attacks that render systems inoperable until ransom is paid, or insider actions (e.g., intentionally or unintentionally harmful act of Adviser personnel). In addition, cyber security breaches involving the Fund’s third-party service providers (including but not limited to the Adviser, Administrator, Transfer Agent, custodians, vendors, suppliers, Distributor and other third parties), trading counterparties or issuers in which the Fund invests can also subject the Fund to many of the same risks associated with direct cyber security breaches or extortion of company data. The Adviser’s use of cloud-based service providers could heighten or change these risks. Cyber security failures or breaches may result in financial losses to the Fund and its shareholders. For example, cyber security failures or breaches involving trading counterparties or issuers in which the Fund invests could adversely impact such counterparties or issuers and cause the Fund’s investments to lose value. In addition, work-from-home arrangements by the Fund, the Adviser or their service providers could increase all of the above risks, create additional data and information accessibility concerns, and make the Fund, the Adviser or their service providers susceptible to operational disruptions, any of which could adversely impact their operations.

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These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its NAV, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; third party claims in litigation; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

Like with operational risk in general, the Fund has established business continuity plans and risk management systems designed to reduce the risks associated with cyber security. However, there are inherent limitations in these plans and systems, including that certain risks may not have been identified, in large part because different or unknown threats may emerge in the future. As such, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers in which the Fund may invest, trading counterparties or third-party service providers to the Fund. Such entities have experienced cyber attacks and other attempts to gain unauthorized access to systems from time to time, and there is no guarantee that efforts to prevent or mitigate the effects of such attacks or other attempts to gain unauthorized access will be successful. There is also a risk that cyber security breaches may not be detected. The Fund and its shareholders may suffer losses as a result of a cyber security breach related to the Fund, its service providers, trading counterparties or the issuers in which the Fund invests.

Technology and Data

The Adviser relies heavily on the use of technology, including proprietary and third-party software and data, both in portfolio management and more broadly to run most aspects of its business. For example, electronic systems and data are used to monitor compliance with investment guidelines.

The Adviser employs controls reasonably designed to assure that its technology systems are sound and the systems suppliers it relies on are reputable and competent. The Adviser also employs risk-based controls around the use of data, which include diligence of third-party service providers, monitoring data sources for inaccurate and missing data, and escalation procedures. Despite its control environment, the Adviser may encounter systems flaws, and some data may be inaccurate. These issues may go undetected for long periods of time, or avoid detection altogether. These issues could affect the investment performance of the Fund.

Shares Not Listed; No Market for Shares

The Fund has been organized as a closed-end management investment company. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) because investors in a closed-end fund do not have the right to redeem their shares on a daily basis. Unlike many closed-end funds, which typically list their shares on a securities exchange, the Fund does not currently intend to list the Shares for trading on any securities exchange, and the Fund does not expect any secondary market to develop for the Shares in the foreseeable future. Therefore, an investment in the Fund, unlike an investment in an exchange-listed closed-end fund, is not a liquid investment.

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Closed-End Fund; Liquidity

The Fund is a non-diversified closed-end management investment company designed primarily for long-term investors and is not intended to be a trading vehicle. An investor should not invest in the Fund if the investor needs a liquid investment. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis at a price based on net asset value.

Repurchase Risks

The Fund has no obligation to repurchase Shares at any time; any such repurchases will only be made at such times, in such amounts and on such terms as may be determined by the Board of Trustees, in its sole discretion. With respect to any future repurchase offer, Shareholders tendering any Shares for repurchase must do so by a date specified in the notice describing the terms of the repurchase offer (the “Notice Date”). The Notice Date generally will be [●] prior to the date as of which the Shares to be repurchased are valued by the Fund (the “Valuation Date”). Tenders will be revocable upon written notice to the Fund until the date specified in the terms of the repurchase offer (the “Expiration Date”). The Expiration Date generally will be [●] prior to the Valuation Date. Shareholders that elect to tender any Shares for repurchase will not know the price at which such Shares will be repurchased until the Fund’s net asset value as of the Valuation Date is able to be determined. It is possible that during the time period between the Notice Date and the Valuation Date, general economic and market conditions, or specific events affecting one or more Underlying Funds, could cause a decline in the value of Shares in the Fund. Shareholders who require minimum annual distributions from a retirement account through which they hold Shares should consider the Fund’s schedule for repurchase offers and submit repurchase requests accordingly and should consider the Fund’s limited liquidity in making a decision to invest in the Fund. Each repurchase offer is subject to approval by the Board of Trustees in its sole discretion. In addition, there is no regular market for interests in certain Underlying Funds, which typically must be sold in privately negotiated transactions. Any such sales would likely require the consent of the Underlying Fund’s manager and could occur at a discount to the stated NAV. If the Adviser determines to cause the Fund to sell its interest in an Underlying Fund, the Fund may be unable to sell such interest quickly, if at all, and could therefore be obligated to continue to hold such interest for an extended period of time, or to accept a lower price for a more expeditious sale. The Fund may need to suspend or postpone repurchase offers if it is not able to dispose of its interests in Underlying Funds in a timely manner. See “Repurchases of Shares.”

Investment Performance of the Fund and Other Investment Vehicles May Vary Significantly

The Adviser may establish, additional companies, partnerships or other entities, pooled investment vehicles for multiple investors, funds, separate accounts, or other entities that may have, in whole or in part, investment objectives and strategies that may be similar to or overlap with those of the Fund (collectively, “Other Investment Vehicles”). The Fund may at times compete with the Other Investment Vehicles for certain investments. The returns and investor liquidity terms of each of the Other Investment Vehicles will likely differ materially from those of the Fund.

The results of the investment activities of the Fund may differ significantly from the results achieved by the Adviser for its own benefit and from the results achieved by Other Investment Vehicles based on the investment strategies employed by such investors.

Subject to applicable law, including the 1940 Act, Other Investment Vehicles may invest alongside the Fund. In allocating any investment opportunities, the Adviser will take into account numerous factors, including factors specific only to such Other Investment Vehicles, in accordance with applicable policies and procedures. Any such investments made alongside the Fund may or may not be in proportion to the relevant commitments of the investing parties and, subject to applicable law, may involve different terms and fee structures than those of the Fund. As a result, investment returns may vary materially among the Fund and Other Investment Vehicles that invest alongside the Fund. In certain circumstances, negotiated co-investments may be made only if the Fund has received an exemptive order from the SEC permitting such investment. Failure to receive such an exemptive order could reduce the amount of transactions in which the Fund can participate and make it more difficult for the Fund to implement its investment objectives.

“Best-Efforts” Offering

This offering is being made on a best-efforts basis, whereby the Distributor is only required to use its best efforts to distribute the Shares and has no firm commitment or obligation to purchase any of the Shares. To the extent that a limited number of Shares are subscribed for in this offering, the opportunity for the allocation of the Fund’s investments among various issuers and industries may be decreased, and the returns achieved on those investments may be reduced as a result of allocating all of the Fund’s expenses over a smaller capital base.

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Inadequate Return

No assurance can be given that the returns on the Fund’s investments will be commensurate with the risk of investment in its Shares.

Fund Distribution Policy

The Fund intends to make distributions [●]. The Fund may pay out less than all of its net investment income to the extent consistent with maintaining its ability to be subject to tax as a RIC under the Code, pay out undistributed income from prior months, return capital in addition to current period net investment income or borrow money to fund distributions. The distributions for any full or partial calendar year might not be made in equal amounts, and one distribution may be larger than the other. The Fund cannot assure investors that the Fund will achieve investment results that will allow the Fund to make a specified level of cash distributions or year-to-year increases in cash distributions. All distributions will be paid at the discretion of the Board out of assets legally available for these distributions and may depend on the Fund’s earnings, the Fund’s net investment income, the Fund’s financial condition, maintenance of the Fund’s RIC status, compliance with applicable regulations and such other factors as the Board may deem relevant from time to time. This distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its shareholders because it may result in a return of capital, which would reduce the NAV of the Shares and, over time, potentially increase the Fund’s expense ratio. If a distribution constitutes a return of capital, it means that the Fund is returning to shareholders a portion of their investment rather than making a distribution that is funded from the Fund’s earned income or other profits. The Fund’s distribution policy may be changed at any time by the Board.

There is a possibility that the Fund may make total distributions during a calendar or taxable year in an amount that exceeds the Fund’s net investment company taxable income and net capital gains for the relevant taxable year. In such situations, if a distribution exceeds the Fund’s current and accumulated earnings and profits (as determined for U.S. federal income tax purposes), a portion of each distribution paid with respect to such taxable year would generally be treated as a return of capital for U.S. federal income tax purposes, thereby reducing the amount of a shareholder’s tax basis in such shareholder’s Shares. When a shareholder sells Shares, the amount, if any, by which the sales price exceeds the shareholder’s tax basis in Shares may be treated as a gain subject to tax. Because a return of capital reduces a shareholder’s tax basis in Shares, it generally will increase the amount of such shareholder’s gain or decrease the amount of such shareholder’s loss when such shareholder sells Shares. To the extent that the amount of any return of capital distribution exceeds a shareholder’s tax basis in Shares, such excess generally will be treated as gain from a sale or exchange of the Shares.

If the Fund elects to issue preferred shares and/or notes or other forms of indebtedness, its ability to make distributions to its shareholders may be limited by the asset coverage requirements and other limitations imposed by the 1940 Act and the terms of the Fund’s preferred shares, notes or other indebtedness.

[Anti-Takeover

The Declaration of Trust and bylaws, as well as certain statutory and regulatory requirements, contain certain provisions that may have the effect of discouraging a third party from attempting to acquire it. Subject to the limitations of the 1940 Act, the Board may, without shareholder action, authorize the issuance of shares in one or more classes or series, including preferred shares; and the Board may, without shareholder action, make certain amendments to the Declaration of Trust. These anti-takeover provisions may inhibit a change of control in circumstances that could give shareholders the opportunity to realize a premium over the value of the shares.]

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MANAGEMENT OF THE FUND

Trustees

Pursuant to the Declaration of Trust and bylaws, the Fund’s business and affairs are managed under the direction of the Board, which has overall responsibility for monitoring and overseeing the Fund’s management and operations. The Board consists of [●] members, [●] of whom are considered Independent Trustees and [●] of whom is an Interested Trustee. The Trustees are subject to removal or replacement in accordance with Delaware law and the Declaration of Trust. The Statement of Additional Information provides additional information about the Trustees.

The Board, including a majority of the Independent Trustees, oversees and monitors the Fund’s management and operations. After an initial two-year term, the Board will review on an annual basis the Investment Management Agreement to determine, among other things, whether the fees payable under such agreement is reasonable in light of the services provided.

The Adviser

Wellington Management Company LLP (“WMC” or the “Adviser”), an investment adviser registered with the SEC under the Advisers Act, serves as the Fund’s adviser. The Adviser is responsible for the Fund’s investment strategy and the day-to-day management of the Fund’s assets.

The Adviser is a Delaware limited liability partnership with principal offices at 280 Congress Street, Boston, Massachusetts 02210. The Adviser is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. The Adviser and its predecessor organizations have provided investment advisory services for over 80 years. The Adviser is owned by the partners of Wellington Management Group LLP (“WMG”), a Massachusetts limited liability partnership. WMG serves as the ultimate parent holding company of the Wellington Management global organization. As of December 31, 2025, the Adviser had investment management authority with respect to approximately $[●] trillion in assets.

Investment Personnel

[PM bio to be added].

The Statement of Additional Information provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of Shares in the Fund.

Control Persons and Principal Holders of Securities

A control person generally is a person who beneficially owns more than 25% of the voting securities of a company or has the power to exercise control over the management or policies of such company. [●] is expected to provide the initial investment for the Fund. For so long as [●] has a greater than 25% interest in the Fund, it may be deemed to be a “control person” of the Fund for purposes of the 1940 Act.

Administrative Services

[Pursuant to a supervision and administration agreement (the “Supervision and Administration Agreement”) with [●] (the “Administrator”), subject to the general supervision and direction of the Board, the Administrator provides or causes to be performed all supervisory and administrative and other services reasonably necessary for the operation of the Fund other than investment advisory services provided pursuant to the Investment Management Agreement. These services include, without limitation: the supervision and coordination of matters relating to the ordinary operation of the Fund, including any necessary coordination among the Adviser, custodian, transfer agent, sub-administrator and any portfolio accounting agent (including pricing and valuation of the Fund’s portfolio), accountants, and other parties performing services or operational functions for the Fund; the maintenance of the books and records of the Fund, other than the records and ledgers maintained under the Investment Management Agreement; the preparation of all federal, state, local and foreign tax returns and reports for the Fund; the supervision and performance of general portfolio compliance monitoring with respect to applicable law; the preparation, filing and distribution of proxy materials and periodic reports to intermediaries, shareholders or other appropriate parties; the preparation and filing of such registration statements and other documents with such authorities as may be required to register the Fund’s shares and qualify the Fund to do business or as otherwise required by applicable law; the taking of other such actions as may be required by applicable law (including establishment and maintenance of a compliance program for the Fund); the provision of legal support for the purchase, sale, holding, monitoring, disposing or sustenance of portfolio securities and other assets; and the provision of adequate personnel, office space, communications facilities, and other facilities necessary for the effective performance of the supervision and administration of the Fund, as well as the services of a sufficient number of persons competent to perform such supervisory and administrative and clerical functions as are necessary for compliance with federal securities laws and other applicable laws.

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The Fund pays a supervisory and administrative fee to the Administrator, computed as [●]% of the Fund’s net assets attributable to each share class.

The supervisory and administrative fee will be accrued monthly pursuant to the annual fee rate set forth above based on the value of the net assets of the Fund as of the close of business on the last business day of each month (including any assets in respect of Shares that will be repurchased by the Fund as of the end of the period). The supervisory and administrative fee is due and payable in arrears within ten business days after the end of the quarter (starting with the quarter investment operations commence).

The Administrator, in turn, provides or procures supervisory and administrative services for the Fund and also bears certain costs including fees of the sub-administrator. The Fund bears other expenses that are not covered under the supervisory and administrative fee that may vary and affect the total level of expenses paid by the Fund, such as taxes and governmental fees, brokerage fees, commissions and other transaction expenses, organizational and offering expenses of the Fund, costs of various third-party services required by the Fund (e.g., audit, custodial, portfolio accounting, external legal, transfer agency, certain services provided by financial intermediaries and printing costs) and any other expenses that are capitalized in accordance with generally accepted accounting principles, costs of borrowing money including interest expenses, extraordinary expenses (such as litigation and indemnification expenses) and fees and expenses of the Fund’s Independent Trustees and their counsel. See “Fund Expenses.” The supervisory and administrative fee paid by the Fund may reflect a premium over the Fund’s actual administrative expenses paid or incurred by the Administrator for a given period, and such premium would be used to cover the Administrator’s internal costs and expenses attributable to the Fund. Also, under the terms of the Supervision and Administration Agreement, the Administrator, and not Fund shareholders, would benefit from any price decreases in third-party services that are paid by the Administrator, including decreases resulting from an increase in net assets.

The Supervision and Administration Agreement may be terminated, with respect to the Fund or a particular share class of the Fund, at any time, without the payment of any penalty, by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund or such share class, or by a vote of a majority of the Fund’s Trustees on 60 days’ written notice to the Administrator, or by the Administrator on 60 days’ written notice to the Fund. The Supervision and Administration Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act).]

[Indemnification

The Investment Management Agreement provides that, absent willful misfeasance, lack of good faith or gross negligence in the performance of its duties, or by reason of the reckless disregard of its obligations and duties under the Investment Management Agreement, the Adviser, each of its affiliates and all respective partners, members, directors, officers, trustees and employees and each person, if any, who within the meaning of Section 15 of the Securities Act of 1933, as amended (the “Securities Act”), controls, is controlled by or is under common control with the Adviser shall not be liable for any error of judgment or mistake of law and shall not be subject to any expenses or liability to the Fund or any of the Fund’s shareholders, in connection with the matters to which this Agreement relates. Nothing therein in any way constitutes a waiver or limitation of any right of any person under any applicable federal or state securities laws of the United States of America.]

Custodian and Transfer Agent

[●], which has its principal office at [●], serves as the Fund’s custodian, transfer agent and dividend paying agent.

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FUND EXPENSES

[The Adviser bears all of its own costs incurred in providing investment advisory services to the Fund. The Fund bears all other expenses incurred in the business and operation of the Fund. As described above, the Fund pays for certain supervisory and administrative services it receives under the Supervision and Administration Agreement, and the Administrator provides or procures supervisory and administrative services for the Fund and also bears the costs of certain third-party services required by the Fund. However, the Fund bears other expenses that are not covered under the supervisory and administrative fee.

Under the Investment Management Agreement, the Fund assumes and shall pay or cause to be paid all of its expenses, including without limitation the following. Certain of these expenses are further addressed by the Supervision and Administration Agreement, the discussion of which immediately follows this list.

Fund Expenses Pursuant to Investment Management Agreement (subject to further specification under Supervision and Administration Agreement)

●	corporate, organizational and offering costs relating to offerings of Shares;

●	the cost of calculating the NAV of Shares, including the cost of any third-party pricing or valuation services;

●	the cost of effecting sales and repurchases of Shares and other securities;

●	the Investment Management Fee;

●	the Distribution Fee and/or Shareholder Servicing Fee;

●	investment related expenses (e.g., expenses that, in the Adviser’s discretion, are related to the investment of the Fund’s assets, whether or not such investments are consummated), including, as applicable, fees and expenses of Underlying Funds (including, without limitation, management fees, administration fees and professional and other direct, fixed fees and expenses, performance fee, carried interest, incentive fees or allocations based on Underlying Fund performance, as applicable), brokerage commissions, borrowing charges on securities sold short, clearing and settlement charges, recordkeeping, interest expense, line of credit fees, dividends on securities sold but not yet purchased, margin fees, investment related travel and lodging expenses and research-related expenses, professional fees relating to investments, including expenses of consultants, investment bankers, attorneys, accountants and other experts;

●	transfer agent and custodial fees;

●	Distributor costs;

●	fees and expenses associated with marketing efforts;

●	federal and any state registration or notification fees;

●	federal, state and local taxes;

●	costs incident to payment of dividends or distributions by the Fund;

●	costs associated with the Fund’s share repurchase program;

●	fees and expenses of the Independent Trustees, including dues and expenses incurred in connection with membership in investment company organizations;

●	the costs of preparing, printing and mailing reports and other communications, including tender offer correspondence or similar materials, to Shareholders;

●	fidelity bond, Trustees and officers errors and omissions liability insurance and other insurance premiums;

●	broken deal expenses (including, without limitation, research costs, fees and expenses of legal, financial, accounting, consulting or other advisors in connection with conducting due diligence or otherwise pursuing a particular non-consummated transaction);

●	legal expenses (including those expenses associated with preparing the Fund’s public filings, attending and preparing for Board meetings, as applicable, and generally serving as counsel to the Fund or the Independent Trustees of the Fund);
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●	external accounting expenses (including but not limited to fees and disbursements and expenses related to the annual audit of the Fund and the preparation of the Fund’s tax information);

●	any costs and expenses associated with or related to due diligence performed with respect to the Fund’s offering of its Shares, including, but not limited to, costs associated with or related to due diligence activities performed by, on behalf of, or for the benefit of broker-dealers, registered investment advisors and third-party due diligence providers;

●	costs associated with reporting and compliance obligations under the 1940 Act and applicable federal and state securities laws, including compliance with The Sarbanes-Oxley Act of 2002;

●	all other expenses incurred by the Fund in connection with administering the Fund’s business, including expenses by the Administrator for performing administrative services for the Fund, subject to the terms of the Supervision and Administration Agreement; and

●	any expenses incurred outside of the ordinary course of business, including, without limitation, costs incurred in connection with any claim, litigation, arbitration, mediation, government investigation or similar proceeding and indemnification expenses as provided for in the Fund’s organizational documents.

Except as otherwise described in this prospectus, the Adviser will be reimbursed by the Fund, as applicable, for any of the above expenses that it pays on behalf of the Fund.]

[Pursuant to the Supervision and Administration Agreement, the Administrator will pay all expenses incurred by it in connection with its obligations under the Supervision and Administration Agreement, except such expenses as are assumed by the Fund under the Supervision and Administration Agreement. The Administrator assumes and shall pay for maintaining its staff and personnel and shall, at its own expense provide the equipment, office space, office supplies and facilities necessary to perform its obligations under the Supervision and Administration Agreement. In addition, the Supervision and Administration Agreement provides that the Administrator and Fund, respectively, shall bear certain expenses, as follows.

Administrator Expenses Pursuant to Supervision and Administration Agreement

●	expenses of the Fund’s sub-administrator.

Fund Expenses Pursuant to Supervision and Administration Agreement

●	salaries and other compensation or expenses, including travel expenses, of any of the Fund’s executive officers and employees, if any, who are not officers, directors, shareholders, members, partners or employees of the Administrator or its subsidiaries or affiliates;

●	taxes and governmental fees, if any, levied against the Fund;

●	brokerage fees and commissions, and other portfolio transaction expenses incurred by or for the Fund (including, without limitation, fees and expenses of outside legal counsel or third-party consultants retained in connection with reviewing, negotiating and structuring specialized loans and other investments made by the Fund, and any costs associated with originating loans, asset securitizations, alternative lending-related strategies and so-called “broken-deal costs” (e.g., fees, costs, expenses and liabilities, including, for example, due diligence-related fees, costs, expenses and liabilities, with respect to unconsummated investments));

●	expenses of the Fund’s securities lending (if any), including any securities lending agent fees, as governed by a separate securities lending agreement;

●	costs, including interest expenses, of borrowing money or engaging in other types of leverage financing including, without limitation, through the use by the Fund of reverse repurchase agreements, dollar rolls, bank borrowings, credit facilities and tender option bonds;

●	costs, including dividend and/or interest expenses and other costs (including, without limitation, offering and related legal costs, fees to brokers, fees to auction agents, fees to transfer agents, fees to ratings agencies and fees to auditors associated with satisfying ratings agency requirements for preferred shares or other securities issued by the Fund and other related requirements in the Fund’s organizational documents) associated with the Fund’s issuance, offering, redemption and maintenance of preferred shares, commercial paper or other instruments (such as the use of reverse repurchase agreements, dollar rolls, bank borrowings, credit facilities and tender option bonds) for the purpose of incurring leverage;
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●	fees and expenses of any underlying funds or other pooled vehicles in which the Fund invests (if any);

●	dividend and interest expenses on short positions taken by the Fund;

●	fees and expenses, including reasonable travel expenses and technology support, and fees and expenses of legal counsel retained for their benefit, of Trustees who are not officers, employees, partners, shareholders or members of the Administrator or its subsidiaries or affiliates;

●	extraordinary expenses, including extraordinary legal expenses, as may arise, including, without limitation, expenses incurred in connection with litigation, proceedings, other claims, and the legal obligations of the Fund to indemnify its Trustees, officers, employees, shareholders, distributors, and agents with respect thereto;

●	fees and expenses, including legal, printing and mailing, solicitation and other fees and expenses associated with and incident to shareholder meetings and proxy solicitations;

●	organizational and offering expenses of the Fund, including registration (including share registration fees), legal, regulatory, marketing (to the extent payable pursuant to a plan adopted under Rule 12b-1 of the 1940 Act (a “Rule 12b-1 Plan”) or a similar plan adopted by the Trustees with respect to that share class), printing, accounting and other expenses, associated with organizing the Fund in its state of jurisdiction and in connection with the initial registration of the Fund under the 1940 Act and the initial registration of its shares under the Securities Act (i.e., through the effectiveness of the Fund’s initial registration statement on Form N-2) and fees and expenses associated with seeking, applying for and obtaining formal exemptive, no-action and/or other relief from the SEC in connection with the issuance of multiple share classes and in connection with co-investment transactions, if any;

●	except as otherwise specified in the Supervision and Administration Agreement as an expense of the Administrator, any expenses allocated or allocable to a specific class of Shares;

●	expenses and fees paid to agents and intermediaries for sub-transfer agency, sub-accounting and other administrative services in respect of Shares of the Fund (or Shares of a particular share class) held through omnibus and networked, record Shareholder accounts (together, “Sub-Transfer Agency Expenses”);

●	distribution and/or service fees paid pursuant to a Rule 12b-1 Plan or similar plan adopted by the Trustees of the Fund for a particular share class;

●	expenses of the Fund which are capitalized in accordance with generally accepted accounting principles;

●	expenses of all audits by the Fund’s independent public accountants;

●	expenses of the Fund’s transfer agent, registrar, dividend disbursing agent, and recordkeeping agent;

●	expenses of the Fund’s custodial services, including any recordkeeping services provided by the custodian;

●	expenses of obtaining quotations for calculating the value of the Fund’s net assets;

●	expenses of maintaining the Fund’s tax records;

●	expenses and fees, including external legal fees, incident to: the preparation, printing and distribution of the Fund’s prospectuses, notices, press releases and reports to existing shareholders; the preparation and filing of registration statements and updates thereto and reports to regulatory bodies; the maintenance of the Fund’s existence and qualification to do business; issuing, redeeming and repurchasing shares; registering and qualifying for sale, shares with federal and state securities authorities following the initial registration of the Fund’s shares under the Securities Act (i.e., not in connection with the organization of the Fund) and following any registration of a new class of shares of the Fund subsequent to its initial registration; and the expense of qualifying and listing existing shares with any securities exchange or other trading system, if any;

●	the Fund’s ordinary legal fees, including the legal fees that arise in the ordinary course of business for a Delaware statutory trust, registered as a closed-end management investment company;
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●	the Fund’s pro rata portion of the fidelity bond required by Section 17(g) of the 1940 Act, Directors & Officers/Errors & Omissions (D&O/E&O) liability insurance, or other insurance premiums; and

●	organizational and offering expenses, including registration (including share registration fees), legal, regulatory, marketing (to the extent payable pursuant to a Rule 12b-1 Plan or a similar plan adopted by the Trustees for a particular share class), printing, accounting and other expenses, in connection with any registration of a new class of shares of the Fund subsequent to its initial registration.]

Expense Limitation Agreement

[The Adviser and the Fund have entered into the Expense Limitation Agreement under which the Adviser has agreed contractually, on a monthly basis, to reimburse the Fund’s “Specified Expenses” in respect of each class of the Fund (each, a “Class”) where “Specified Expenses” means all other expenses incurred in the business of the Fund and allocated to a Class, including the Fund’s annual operating expenses, with the exception of: (i) the Investment Management Fee; (ii) the Shareholder Servicing Fee (as defined herein); (iii) the Distribution Fee (as defined herein);

(iv)       certain costs associated with the acquisition, ongoing investment and disposition of the Fund’s investments and unconsummated investments, including legal costs, professional fees, travel costs and brokerage costs; (v) fees and expenses of the Underlying Funds in which the Fund invests; (vi) dividend and interest payments (including any dividend payments, interest expenses, commitment fees, or other expenses related to any leverage incurred by the Fund); (vii) taxes and costs to reclaim foreign taxes; and (viii) extraordinary expenses (as determined in the sole discretion of the Adviser), to the extent that such expenses, on an annualized basis, exceed [●]% of the monthly net assets of such Class (the “Expense Limitation”).

If, while the Adviser is the investment adviser to the Fund, the Fund’s estimated annualized Specified Expenses in respect of a Class for a given month are less than the Expense Limitation, the Adviser shall be entitled to reimbursement by the Fund of the other expenses borne by the Adviser on behalf of the Fund (the “Reimbursement Amount”) during any of the previous thirty-six (36) months, but only to the extent that the Fund’s estimated annualized Specified Expenses in respect of a Class (after such reimbursement is taken into account) do not exceed, for such month, the lesser of (i) the Expense Limitation in effect at the time such expenses were borne by the Adviser on behalf of the Fund pursuant to the Expense Limitation Agreement or (ii) any other relevant expense limit in effect at the time of such reimbursement with respect to the Class, and provided further that such amount paid to the Adviser will in no event exceed the total Reimbursement Amount and will not include any amounts previously reimbursed. The Adviser may recapture a Specified Expense in any year within the thirty-six (36) month period after the Adviser bears the expense. See “Fund Expenses—Expense Limitation Agreement” for additional information. The Expense Limitation Agreement will remain in effect for a one-year period from the date the Fund commences operations or until [●], whichever is longer, unless and until the Board approves its modification or termination. Thereafter, the Expense Limitation Agreement may be annually renewed with the written agreement of the Adviser and the Fund. The Board may terminate the Expense Limitation Agreement at any time upon notice to the Adviser, and the Expense Limitation Agreement shall automatically terminate upon the termination of the Investment Management Agreement between the Adviser and the Fund. The Fund’s obligation to make reimbursement payments shall survive the termination of the Expense Limitation Agreement. See “Fund Expenses.”]

Certain Blackstone Underlying Funds may charge incentive-based compensation, including incentive fees and performance-based allocations (collectively, “incentive fees”). In the event that the Fund has a net total return (including any distributions) over an Additional Reimbursement Period (defined below) that is less than 0% (using the net total return of the Fund’s Class I Shares or any other lower-cost share class subsequently launched as a proxy for the Fund’s net total return) and Blackstone received incentive fees attributable to the Fund’s investments in Blackstone Underlying Funds during such period, the Adviser has contractually agreed to reimburse the Fund an additional amount (“Additional Reimbursement”). The Additional Reimbursement will be made to the Fund and divided proportionally among each share class of the Fund based on net assets, not only to the Class I Shares. The Additional Reimbursement agreement will commence on the date the Fund commences operations and remain in effect until December 31 of the second following year (for example, if the Fund commences operations in 2026, the Additional Reimbursement agreement will continue in effect until December 31, 2028). The Additional Reimbursement shall generally be the lesser of (i) the amount that would result in the net total return (including any distributions) of the Fund’s Class I Shares (or any other lower cost share class subsequently launched) over the Additional Reimbursement Period equaling 0% as if the entire Fund had experienced the net total return (including distributions) of that share class over the Additional Reimbursement Period; and (ii) the total incentive fees received by Blackstone attributable to the Fund’s investments in Blackstone Underlying Funds over the Additional Reimbursement Period. The “Additional Reimbursement Period” shall be: (i) initially, the period from the date on which the Fund commences operations until December 31 of the following calendar year (for example, if the Fund commences operations on June 1, 2026, the initial Additional Reimbursement Period would be June 1, 2026 – December 31, 2027); and (ii) thereafter, January 1 through December 31 of the following year (in the example above, the second Additional Reimbursement Period would be January 1, 2028 – December 31, 2028). A lower-cost share class subsequently launched will be used as the proxy for the Fund’s net total return instead of Class I only if that share class was operational for the entire Additional Reimbursement Period in question. Amounts reimbursed, if any, pursuant to the Additional Reimbursement agreement shall not be subject to reimbursement to the Adviser. The Additional Reimbursement will be accrued and paid in accordance with U.S. GAAP.

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[Organization and Offering Costs

Organizational costs include, among other things, the cost of organizing as a Delaware statutory trust, including the cost of legal services and other fees pertaining to the Fund’s organization. These costs are expensed as incurred by the Fund and will be paid by the Adviser on behalf of the Fund.

The Fund’s initial offering costs include, among other things, legal, printing and other expenses pertaining to this offering. Any offering costs paid by the Adviser on behalf of the Fund will be recorded as a payable for offering costs in the Statement of Assets and Liabilities and accounted for as a deferred charge until commencement of operations. Thereafter these initial offering costs will be amortized over 12 months on a straight-line basis. Ongoing offering costs will be expensed as incurred.

All organizational and offering costs of the Fund paid by the Adviser shall be subject to reimbursement under the terms of the Expense Limitation Agreement. See “Fund Expenses—Expense Limitation Agreement.”

The Fund’s estimated organizational and offering costs for the initial 12-month period of investment operations is approximately $[●].]

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INVESTMENT MANAGEMENT FEE

The Adviser allocates and reallocates the Fund’s assets among Blackstone Underlying Funds and other investments, as described in the section “Investment Program – Investment Strategies.” Pursuant to the Investment Management Agreement, and in consideration of the advisory services provided by the Adviser to the Fund, the Adviser is entitled to an Investment Management Fee. As required pursuant to Section 15 of the 1940 Act, the Board, including the Independent Trustees, have requested and evaluated such information it considered reasonably necessary to evaluate the terms of the Investment Management Agreement, including the Investment Management Fee.

Investment Management Fee

The Investment Management Fee is payable [quarterly in arrears and accrued monthly at an annual rate of [●]% of the value of the Fund’s net assets, which is calculated as of the close of business on the last business day of each month]. The Investment Management Fee paid to the Adviser will be paid out of the Fund’s assets. The Investment Management Fee will be paid to the Adviser before giving effect to any repurchase of Shares in the Fund effective as of that date and will decrease the net profits or increase the net losses of the Fund that are credited to its Shareholders. Net assets means the total value of all assets of the Fund, less an amount equal to all accrued debts, liabilities, and obligations of the Fund, determined in accordance with U.S. GAAP and the valuation and accounting policies and procedures of the Fund; provided that for purposes of determining the Investment Management Fee payable to the Adviser for any month, net assets will be calculated prior to any reduction for any fees and expenses of the Fund for that month, including, without limitation, the Investment Management Fee payable to the Adviser for that month.

Approval of the Investment Management Agreement

[Board approval of the Investment Management Agreement was made in accordance with, and on the basis of an evaluation satisfactory to the Board, as required by Section 15(c) of the 1940 Act and the applicable rules and regulations thereunder, including consideration of, among other factors, (i) the nature, quality and extent of the services provided by the Adviser under the Investment Management Agreement; (ii) comparative information with respect to advisory fees and other expenses paid by other comparable investment companies; and (iii) information about the services performed by the Adviser and the personnel of the Adviser providing such services under the Investment Management Agreement. A discussion regarding the basis for the Board’s approval of the Investment Management Agreement will be available in the Fund’s first annual or semi-annual report on Form N-CSR. After its initial term, the Investment Management Agreement will continue in effect from year to year so long as such continuance is approved annually by the Board or by vote of a majority of the outstanding voting securities of the Fund; provided that in either event the continuance is also approved by a majority of the Independent Trustees by vote cast in person at a meeting called for the purpose of voting on such approval. The Investment Management Agreement is terminable without penalty, inter alia, upon 60 days’ prior written notice by the Fund or by the Adviser. The Investment Management Agreement also provides that it will terminate automatically in the event of its “assignment,” as defined by the 1940 Act and the rules thereunder.]

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DETERMINATION OF NET ASSET VALUE

[The Fund calculates the NAV of each class of its Shares: (i) as of the close of business on the last business day of each month; (ii) on each date that Shares are to be repurchased in connection with the Fund’s offer to purchase Shares; and (iii) at such other times as the Board shall determine (each, a “Determination Date”). In determining its NAV, the Fund will value its investments as of the relevant Determination Date. In accordance with the procedures adopted by the Board, the NAV per share of the Fund’s outstanding Shares of beneficial interest is determined, on a class-specific basis, by dividing the value of total assets minus liabilities by the total number of Shares outstanding.

The Board has approved valuation procedures for the Fund (the “Valuation Procedures”). The Fund’s portfolio investments for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Market value is generally determined on the basis of official closing prices or the last reported sales prices. Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the 1940 Act. As permitted by Rule 2a-5 under the 1940 Act, the Board has designated the Adviser as the Fund’s valuation designee (“Valuation Designee”) to perform fair value determinations relating to all portfolio investments pursuant to the Valuation Procedures. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources including the Underlying Funds, their affiliates and/or their agents.

The valuation of the Fund’s assets is performed in accordance with U.S. GAAP and the 1940 Act. The fair value of the Fund’s assets is determined in accordance with the terms of FASB Accounting Standards Codification Topic 820, Fair Value Measurement (“ASC 820”). ASC 820 defines fair value as “the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.” Fair value is a market-based measurement, not an entity-specific measurement. For some assets and liabilities, observable market transactions or market information might be available. For other assets and liabilities, observable market transactions and market information might not be available. However, the objective of a fair value measurement in both cases is the same—to estimate the price at which an orderly transaction to sell the asset or transfer the liability would take place between market participants at the measurement date under current market conditions (that is, an exit price at the measurement date from the perspective of a market participant that holds the asset or owes the liability).

ASC 820 establishes a hierarchal disclosure framework which ranks the observability of inputs used in measuring financial instruments at fair value. The observability of inputs is impacted by a number of factors, including the type of financial instrument, the characteristic specific to the financial instrument and the state of the marketplace, including the existence and transparency of transactions between market participants. Financial instruments with readily available quoted prices, or for which fair value can be measured from quoted prices in active markets, will generally have a higher degree of market price observability and a lesser degree of judgment applied in determining fair value.

The three-level hierarchy for fair value measurement is defined as follows:

Level 1 — quoted prices available in active markets for identical investments as of the reporting date.

Level 2 — inputs to the valuation methodology are either directly or indirectly observable as of the reporting date and are those other than quoted prices in active markets.

Level 3 — inputs to the valuation methodology are unobservable and significant to overall fair value measurement. The inputs into the determination of fair value require significant management judgment or estimation.

Securities/instruments traded in active markets on the measurement date are valued by multiplying the closing price of such traded securities/instruments by the quantity of shares or amount of the instrument held.

Level 2 securities (those that are not actively traded but whose fair value can be determined based on other observable market data) are generally valued using a price determined by an approved independent pricing vendor.

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The valuation approach for Level 3 investments may vary by security/instrument but may include discounted cash flow analysis, comparable public market valuations and comparable transaction valuations, among others. Factors that might materially impact the value of an investment (e.g., operating results, financial condition, achievement of milestones, economic and/or market events and recent sales prices) may be considered. The factors and methodologies used for the valuation of such securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can realize the fair value assigned to a security if it were to sell the security. Because such valuations are inherently uncertain, they often reflect only periodic information about such companies’ financial condition and/or business operations, which may be on a lagged basis and therefore fluctuate over time and can be based on estimates. Determinations of fair value may differ materially from the values that would have been used if an exchange-traded market for these securities existed.

Due to the inherent uncertainty in determining the fair value of investments for which market quotations are not readily available, including certain Blackstone Underlying Funds, the fair value of these investments may fluctuate from period to period. In addition, such fair value may differ materially from the values that may have been used had a ready market existed for such investments and may significantly differ from the value ultimately realized by the Fund.

The Adviser seeks to evaluate material information about the Fund’s investments, and in some cases, the Adviser utilizes third party sources for such information. However, for the reasons noted herein, the Adviser may not be able to acquire and/or evaluate properly such information for certain investments. Due to these various factors, the Fund’s fair value determinations can cause the Fund’s NAV to materially understate or overstate the value of its investments. As a result, investors who purchase Shares may receive more or less Shares and investors who tender their Shares may receive more or less cash proceeds than they otherwise would receive.

For information on the Fund’s NAV, please call the Fund at [●] or visit the Fund’s website at [●]. The Board is responsible for overseeing the determination, in good faith, of the fair value of the Fund’s portfolio investments. The Adviser and the Board are responsible for the accuracy, reliability or completeness of any market or fair market valuation determinations made with respect to the Fund’s assets.]

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CONFLICTS OF INTEREST

The Adviser, Vanguard and Blackstone have formed a strategic alliance to transform how individual investors access institutional-quality investment opportunities and collaborate on developing simplified multi-asset investment solutions (the “Strategic Alliance”). The Fund, which is not itself party to the Strategic Alliance, is such an investment product. The three firms have agreed to certain terms to shape and govern the Strategic Alliance that, in some cases, present actual or potential conflicts of interest with respect to the Fund and its Shareholders.

As described above, under normal market conditions, the Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) directly or indirectly in Blackstone Underlying Funds that provide exposure to private market investments. The Fund’s policy to invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) directly or indirectly in Blackstone Underlying Funds that provide exposure to private market investments, is a fundamental policy that may be changed only by Shareholder approval.

The Adviser expects to select Underlying Funds without considering or canvassing the universe of available investment options managed by other managers, and under normal conditions, the Fund will not invest in any funds that are managed, advised or sponsored by a manager that is not the Adviser, Vanguard or Blackstone unless the Adviser, Blackstone, or Vanguard is a sub-adviser of the fund, even though there may (or may not) be one or more investment vehicles managed by other managers that investors might regard as more attractive for the Fund or that experience better performance from time to time. Moreover, the Underlying Funds that are available from Blackstone or Vanguard for investment by the Fund may change from time to time. Under the terms of the Strategic Alliance, the Adviser can face certain material adverse financial consequences and other penalties in connection with certain changes that are not approved by Blackstone and/or Vanguard. As a result, the Adviser will consider only the Underlying Funds available to the Fund, even in circumstances when it may conflict or appear to conflict with the Fund’s and Shareholders’ interests. Such conflicts could arise in many circumstances, including, for example and without limitation, if available Underlying Fund performance lags market or competitor returns over extended periods. Additionally, as noted above and as part of the Strategic Alliance, the Adviser has agreed that, when the Fund is at scale, the Fund will be subject to the Withdrawal Constraints that limit the Fund’s investment flexibility and liquidity.

To the extent the three firms alter or terminate their Strategic Alliance, the Fund may not be able to pursue its investment strategies in whole or in part, and the Fund and Shareholders could experience investment losses as a result. Other benefits that the Adviser and the Fund enjoy as a result of the Strategic Alliance could also be altered, reduced or eliminated in the event of such changes to the Strategic Alliance.

While the value of the Fund’s securities and other instruments are typically based on pricing information from independent sources such as dealers and pricing services, the Fund may rely, with respect to certain investments, on fair valuations provided by the Adviser. Fair value pricing involves judgments that are inherently subjective and uncertain. [Additionally, the Fund or its pricing services may utilize inputs obtained from the Blackstone Underlying Funds, their affiliates and/or their agents regarding certain Blackstone Underlying Funds.] Because the Investment Management Fee is calculated based on the value of the Fund’s net assets, the role of the Adviser in valuation of the Fund’s securities and other instruments presents a potential conflict of interest.

The Fund’s executive officers and Trustees, and the employees of the Adviser, serve or may serve as officers, trustees or principals of Other Investment Vehicles that operate in the same or a related line of business as the Fund or of other WMC advised funds. As a result, they may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of the Fund or its Shareholders. Moreover, notwithstanding the difference in principal investment objectives between the Fund and the Other Investment Vehicles, such other funds, including potential new pooled investment vehicles or managed accounts not yet established (whether managed or sponsored by affiliates or the Adviser), have, and may from time to time have, overlapping investment objectives with the Fund and, accordingly, invest in, whether principally or secondarily, asset classes similar to those targeted by the Fund. To the extent the Other Investment Vehicles have overlapping investment objectives, the scope of opportunities otherwise available to the Fund may be adversely affected and/or reduced. However, the Adviser intends to allocate investment opportunities among its clients, including the Fund, in a fair and equitable manner over time in accordance with the Adviser’s investment allocation policy, consistent with each client’s investment objective and strategies and legal and regulatory requirements.

The results of the Fund’s investment activities may differ significantly from the results achieved by the Other Investment Vehicles. It is possible that one or more of such funds will achieve investment results that are substantially more or less favorable than the results achieved by the Fund. Moreover, it is possible that the Fund will sustain losses during periods in which one or more affiliates of the Adviser achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible.

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The Adviser and its affiliates also serve as investment adviser or sub-adviser to a number of registered investment companies and private investment funds sponsored and distributed by non-affiliates, and provide discretionary investment management for institutional client portfolios under a variety of investment styles. These different investment styles may cause the Adviser and its affiliates to recommend an investment approach or specific positions to one client but not to others. The Adviser and its affiliates may take an investment action or give investment advice on behalf of one client which differs from an investment action taken on behalf of another client. For example, the Adviser and its affiliates may buy securities on behalf of one client while selling simultaneously the same securities on behalf of another client. Alternatively, the Adviser and its affiliates may take a short position in a security on behalf of one client while maintaining a long position in that same security on behalf of another client, in each case consistent with the investment objectives of such clients and with the investment viewpoints of the different portfolio managers. To the extent permitted under applicable laws and the Adviser’s policies and procedures, the Adviser may (but is not required to) execute direct trades, or “cross trades,” between the Fund and one or more other client accounts if the Adviser determines that the trade is appropriate for all accounts involved and permissible under applicable law, including the 1940 Act.

Because the Adviser and its affiliates manage a range of strategies and asset classes, the Adviser and its affiliates may sometimes invest on behalf of other funds and client accounts in securities with different seniority or other rights than securities of the same issuer held by the Fund. For example, the Fund may hold equity securities of a company while other funds or accounts may hold fixed income securities of the same issuer. If the issuer experiences financial distress, other funds and accounts may take investment actions that could be adverse to the Fund.

The Adviser, its affiliates and their clients may pursue or enforce rights with respect to an issuer in which the Fund has invested, and those activities may have an adverse effect on the Fund. As a result, prices, availability, liquidity and terms of the Fund’s investments may be negatively impacted by the activities of the Adviser and its affiliates or their clients, and transactions for the Fund may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.

The Adviser and its affiliates, including their respective employees individually, may purchase and sell Shares in the Fund for their own accounts and on behalf of clients. Certain terms of investing in the Fund (including the minimum investment amount) may be waived for affiliates and personnel. In addition, affiliates and personnel may have access to information about the Fund that is not available to other investors or may have access to information on a timelier basis than other investors. This may raise conflicts between and among the interests of the Adviser, its affiliates, their clients, the Fund and its investors. The Adviser and its affiliates take reasonable steps to manage these conflicts, and seek to identify and prevent the misuse of material information about the Fund.

The Adviser may enter into transactions and invest in securities, instruments and currencies on behalf of the Fund in which customers of its affiliates, to the extent permitted by applicable law, serve as the counterparty, principal or issuer. In such cases, such party’s interests in the transaction could be adverse to the interests of the Fund, and such party may have no incentive to assure that the Fund obtains the best possible prices or terms in connection with the transaction. In addition, the purchase, holding and sale of such investments by the Fund may enhance the profitability of the Adviser or its affiliates. One or more affiliates may also create, write or issue derivatives for their customers, the underlying securities, currencies or instruments of which may be those in which the Fund invests or which may be based on the performance of the Fund. The Fund may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by one or more Adviser affiliates and may also enter into transactions with other clients of an affiliate where such other clients have interests adverse to those of the Fund.

Applicable law, including the 1940 Act, may at times prevent the Fund from being able to participate in investments that it otherwise would participate in and may require the Fund to dispose of investments at a time when it otherwise would not dispose of such investment, in each case, in order to comply with applicable law.

The 1940 Act contains prohibitions and restrictions relating to certain transactions between registered investment companies and certain affiliates (including any investment advisers or sub-advisers), principal underwriters and certain affiliates of those affiliates or underwriters. Because the Fund is a registered investment company, the Fund is not generally permitted to make loans to companies controlled by the Adviser or other funds managed by the Adviser or its affiliates. The Fund is also not permitted to make any co-investments with certain affiliates without exemptive relief from the SEC, subject to certain exceptions.

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The Fund will be required to establish business relationships with its counterparties based on the Fund’s own credit standing. Neither the Adviser nor any of its affiliates will have any obligation to allow its credit to be used in connection with the Fund’s establishment of its business relationships, nor is it expected that the Fund’s counterparties will rely on the credit of the Adviser or its affiliates in evaluating the Fund’s creditworthiness.

By reason of the various activities of the Adviser and its affiliates, the Adviser and such affiliates may acquire confidential or material non-public information or otherwise be restricted from purchasing certain potential Fund investments that otherwise might have been purchased or be restricted from selling certain Fund investments that might otherwise have been sold at the time.

The Adviser has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions made on behalf of advisory clients, including the Fund, and to help ensure that such decisions are made in accordance with its fiduciary obligations to clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions may have the effect of favoring the interests of other clients, provided that the Adviser believes such voting decisions to be in accordance with its fiduciary obligations.

The Adviser determines the broker or dealer to be used for each market transaction for the Fund. In selecting brokers or dealers to execute transactions, the Adviser seeks best available price and most favorable execution under the circumstances. It need not solicit competitive bids and does not have an obligation to seek the lowest available commission cost. The Adviser negotiates commission rates in advance of trading based on the various types of trade execution that its client accounts may need. It focuses on execution requirements when negotiating these rates and seeks to maximize overall benefits received by clients for their commission expenditures. Where permitted under applicable law, the Adviser may negotiate commission rates with brokers or dealers that bundle execution and investment research services. As a result, the Adviser may place transactions with brokers or dealers that provide research services to it or its affiliates, but only when the broker or dealer is judged capable of providing best price and most favorable execution for that transaction under the circumstances. Additionally, the Adviser uses research provided by brokers or dealers or other independent research and data providers in its decision-making process, which may include, without limitation, written materials and analysis, conversations with analysts at such providers, data, quotation services, meetings with corporate management and access to experts in a variety of fields. Such services are not linked directly to a particular transaction, and the Adviser does not track the benefits of research services to the commissions associated with a particular account or group of accounts. Some research and execution services may benefit the Adviser’s or its affiliates’ clients as a whole, while others may benefit a specific segment of clients. Some of the Adviser’s clients will pay commission charges for trade execution services only (i.e., unbundled from research service costs) in order to comply with applicable law. Research services received from client commission arrangements can be used by investment personnel of the Adviser and its affiliates and thus can benefit all of their clients.

In no event will the Adviser or its affiliates enter into agreements, express or implied, for selecting a broker or dealer as a means of remuneration for recommending the Adviser as an investment adviser for prospective or present clients. In addition, the Adviser or its affiliates will not knowingly place transactions with a broker or dealer in recognition of sales of the Fund or other pooled investment vehicles advised or sub-advised by the Adviser or its affiliates. However, portfolio transactions may be placed with firms who have made such recommendations or who sell or recommend pooled investment vehicles or separate account products advised or sub-advised by the Adviser or its affiliates if otherwise consistent with seeking best available price and most favorable execution.

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REPURCHASES OF SHARES

No Right of Redemption

The Fund is a closed-end management investment company, and as such its Shareholders will not have the right to cause the Fund to redeem their Shares, other than limited rights of a stockholder’s descendants or estate to request a repurchase of Shares in the event of such stockholder’s death. Instead, the Fund expects to provide liquidity to its Shareholders through tender offers. Repurchases may be made, at the Fund’s discretion, in a manner consistent with the Fund’s periodic repurchases or in such other manner permitted by the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”), the 1940 Act and the rules thereunder.

Tender Offers

The Fund does not currently intend to list its Shares for trading on any securities exchange or any other trading market in the near future. In recognition that a secondary market for the Fund’s Shares likely will not exist, the Adviser currently intends to recommend to the Board that the Fund conduct quarterly tender offers for up to [●]% of its outstanding Shares in the sole discretion of the Board. The Fund expects to set the price of its tender offers using the NAV per share for each applicable class as of the [last day] of such tender offer. The Fund’s NAV per share will be available on the Fund’s website at [●]. In the event a tender offer is oversubscribed by Shareholders who tender Shares, the Fund will repurchase a pro rata portion by value of the Shares tendered by each stockholder, extend the tender offer, or take any other action with respect to the tender offer permitted by applicable law. Any repurchase of Shares from a Shareholder that were held for less than one year (on a first-in, first-out basis) will be subject to an “Early Repurchase Fee” equal to [●]% of the NAV of any Shares repurchased by the Fund that were held for less than one year. If an Early Repurchase Fee is charged to a Shareholder, the amount of such fee will be retained by the Fund. The one-year holding period will be satisfied if at least one year has elapsed from (a) the issuance date of the applicable Shares to (b) the subscription date immediately following the valuation date used in the repurchase of such Shares.

An Early Repurchase Fee payable by a Shareholder may be waived by the Fund, in circumstances where the Board of Directors determines that doing so is in the best interests of the Fund and in a manner as will not discriminate unfairly against any Shareholder. [The Fund may, from time to time, waive the Early Repurchase Fee in the following circumstances (subject to the conditions described below):

●	repurchases resulting from death, qualifying disability or divorce;

●	in the event that a Shareholder’s Shares are repurchased because the Shareholder has failed to maintain the $[●] minimum account balance;

●	due to trade or operational error; or

●	repurchases of Shares submitted by discretionary model portfolio management programs (and similar arrangements) as approved by the Fund.

As set forth above, the Fund may waive the Early Repurchase Fee in respect of repurchase of Shares resulting from the death, qualifying disability (as such term is defined in Section 72(m)(7) of the Code) or divorce of a Shareholder who is a natural person, including Shares held by such Shareholder through a trust or an IRA or other retirement or profit-sharing plan, after (i) in the case of death, receiving written notice from the estate of the Shareholder, the recipient of the Shares through bequest or inheritance, or, in the case of a trust, the trustee of such trust, who shall have the sole ability to request repurchase on behalf of the trust, (ii) in the case of qualified disability, receiving written notice from such Shareholder, provided that the condition causing the qualifying disability was not pre-existing on the date that the Shareholder became a Shareholder or (iii) in the case of divorce, receiving written notice from the Shareholder of the divorce and the Shareholder’s instructions to effect a transfer of the Shares (through the repurchase of the Shares by us and the subsequent purchase by the Shareholder) to a different account held by the Shareholder (including trust or an individual retirement account or other retirement or profit-sharing plan). The Fund must receive the written repurchase request within 12 months after the death of the Shareholder, the initial determination of the Shareholder’s disability or divorce in order for the requesting party to rely on any of the special treatment described above that may be afforded in the event of the death, disability or divorce of a Shareholder. In the case of death, such a written request must be accompanied by a certified copy of the official death certificate of the Shareholder. If spouses are joint registered holders of Shares, the request to have the Shares repurchased may be made if either of the registered holders dies or acquires a qualified disability. If the Shareholder is not a natural person, such as certain trusts or a partnership, corporation or other similar entity, the right to waiver of the Early Repurchase Fee upon death, disability or divorce does not apply.]

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In any given quarter, however, the Adviser may or may not recommend to the Board that the Fund conduct a tender offer. For example, if adverse market conditions cause the Fund’s investments to become illiquid or trade at depressed prices or if the Adviser believes that conducting a tender offer for [●]% or less of the Fund’s Shares then outstanding would impose an undue burden on Shareholders who do not tender compared to the benefits of giving Shareholders the opportunity to sell all or a portion of their Shares at NAV, the Fund may choose not to conduct a tender offer or may choose to conduct a tender offer for less than [●]% of its outstanding Shares. Regardless of the recommendation of the Adviser, the Board may or may determine not to cause the Fund to conduct a tender offer for any given quarter.

The Fund intends to comply with an exemption under FINRA Rule 5110 that requires the Fund to make at least two tender offers per calendar year. However, there may be quarters in which no tender offer is made, and it is possible that no future tender offers will be conducted by the Fund at all. If a tender offer is not made, Shareholders may not be able to sell their Shares as it is unlikely that a secondary market for the Shares will develop or, if a secondary market does develop, Shareholders may be able to sell their Shares only at substantial discounts from NAV. If the Fund does conduct tender offers, it may be required to borrow or sell its more liquid, higher quality portfolio securities to purchase Shares that are tendered, which may increase risks for remaining Shareholders and increase Fund expenses as a percent of assets. The Fund is designed primarily for long-term investors and an investment in the Fund’s Shares should be considered illiquid.

In a tender offer, the Fund repurchases outstanding Shares at the NAV per share of each class of Shares or at a percentage of such NAV per share on the last day of the offer. The Fund may sell portfolio investments to fund tender offers. However, subject to the Fund’s investment restriction with respect to borrowings, the Fund may borrow money to finance the repurchase of Shares pursuant to any tender offers. There can be no assurance that the Fund will be able to obtain such financing for tender offers if it attempts to do so. Moreover, if the Fund’s portfolio does not provide adequate liquidity to fund tender offers, the Fund may extend the last day of any tender offer or choose to pay tendering Shareholders with a promissory note, payment on which may be made in cash up to 30 days after the Valuation Date, or if the Fund has requested withdrawals of its capital from any Underlying Funds in order to fund the repurchase of Shares, within ten business days after the Fund has received at least 90% of the aggregate amount withdrawn from the Underlying Funds. The promissory note will be non-interest bearing, non-transferable and non-negotiable. With respect to the Shares tendered, the owner of a promissory note will no longer be a Shareholder of the Fund and will not have the rights of a Shareholder, including without limitation voting rights. The promissory note may be prepaid, without premium, penalty or notice, at any time. Although tender offers generally would be beneficial to Shareholders by providing them with some ability to sell their Shares at NAV, the acquisition of Shares by the Fund will decrease the total assets of the Fund. Tender offers are, therefore, likely to increase the Fund’s expense ratio, may result in untimely sales of portfolio securities and/or may limit the Fund’s ability to participate in new investment opportunities. To the extent the Fund maintains a cash position to satisfy Fund repurchases, the Fund would not be fully invested, which may reduce the Fund’s investment performance. Furthermore, to the extent the Fund borrows to finance the making of tender offers by the Fund, interest on such borrowings reduces the Fund’s net investment income. In order to fund repurchase requests, the Fund may be required to sell its more liquid, higher quality portfolio securities to purchase Shares that are tendered, which may increase risks for remaining Shareholders and increase Fund expenses. Consummating a tender offer may require the Fund to liquidate portfolio securities, and realize gains or losses, at a time when the Adviser would otherwise consider it disadvantageous to do so.

It is the Board’s policy, which may be changed by the Board, not to purchase Shares pursuant to a tender offer if: (1) such purchases would impair the Fund’s status as a RIC; (2) the Fund would not be able to liquidate portfolio securities in a manner that is orderly and consistent with the Fund’s investment objectives and policies in order to purchase Shares tendered pursuant to the tender offer; or (3) there is, in the Board’s judgment, any (a) legal action or proceeding instituted or threatened challenging the tender offer or otherwise materially adversely affecting the Fund,

(b) declaration of a banking moratorium by Federal or state authorities or any suspension of payment by banks in the United States or Massachusetts, which is material to the Fund, (c) limitation imposed by Federal or state authorities on the extension of credit by lending institutions, (d) commencement or escalation of war, armed hostilities, acts of terrorism, natural disasters, public health crises or other international or national calamity directly or indirectly involving the United States that in the sole determination of the Board is material to the Fund, (e) a material decrease in the estimated NAV of the Fund from the estimated NAV of the Fund as of the commencement of the tender offer or (f) other events or conditions that would have a material adverse effect on the Fund or its Shareholders if Shares tendered pursuant to the tender offer were purchased. Thus, there can be no assurance that the Board will proceed with any tender offer. The Board may modify these conditions in light of circumstances existing at the time. The Fund may not purchase Shares to the extent such purchases would result in the asset coverage with respect to any borrowing being reduced below the asset coverage requirement set forth in the 1940 Act. Accordingly, in order to purchase all Shares tendered, the Fund may have to repay all or part of any then outstanding borrowing to maintain the required asset coverage. In addition, the amount of Shares for which the Fund makes any particular tender offer may be limited for the reasons set forth above or in respect of other concerns related to the Fund’s portfolio or the impact of the tender offer on those Shareholders who do not sell their Shares in the tender offer. If a tender offer is oversubscribed by Shareholders who tender Shares, the Fund will generally repurchase a pro rata portion of the Shares tendered by each Shareholder. However, the Board, in its discretion, subject to applicable law, may amend a tender offer to include all or part of the oversubscribed amounts. In addition, for any tender offer, third party Shareholders may not be given priority over Shareholders that are affiliates of the Adviser, whose holdings in the Fund may be significant and may have the effect of diluting third party Shareholders with respect to any tender offer.

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Each tender offer would be made and Shareholders would be notified in accordance with the requirements of the Exchange Act and the 1940 Act, either by publication or mailing or both. The tender offer documents will contain information prescribed by such laws and the rules and regulations promulgated thereunder. The repurchase of tendered Shares by the Fund is a taxable event to Shareholders. See “Tax Aspects.” Selected securities dealers or other financial intermediaries may charge a processing fee to confirm a repurchase of Shares pursuant to a tender offer.

The Fund will assume all fees and expenses related to a repurchase of Shares. A Shareholder tendering for repurchase less than all of its Shares must maintain a minimum account balance after the repurchase is effected, the amount of which will be established by the Fund from time to time and is currently $[●]. If a Shareholder tenders a number of Shares that would cause the aggregate NAV of the Shareholder’s holdings to fall below the required minimum, the Fund reserves the right to reduce the amount to be repurchased from the Shareholder so that the required minimum balance is maintained. The Fund may also repurchase all of such a Shareholder’s Shares in the Fund, and amounts so repurchased are subject to an Early Repurchase Fee. The Fund or the Adviser may waive the minimum account balance from time to time.

The Fund’s NAV per share may change materially from the date a tender offer is mailed to the tender valuation date (or any later valuation date if the tender offer is extended), and to the effective date of repurchase, and it also may change materially shortly after a tender is completed. The method by which the Fund calculates its NAV is discussed under “Determination of Net Asset Value.”

Early Repurchase Fee

A [●]% early repurchase fee payable to the Fund will be charged with respect to the repurchase of a Shareholder’s Shares at any time prior to the day immediately preceding the one-year anniversary of a Shareholder’s purchase of the Shares (on a “first in-first out” basis). If an Early Repurchase Fee is charged to a Shareholder, the amount of such fee will be retained by the Fund. The one-year holding period will be satisfied if at least one year has elapsed from (a) the issuance date of the applicable Shares to (b) the subscription date immediately following the valuation date used in the repurchase of such Shares.

An early repurchase fee payable by a Shareholder may be waived by the Fund, where doing so is in the best interests of the Fund and in a manner as will not discriminate unfairly against any Shareholder. Any such waiver does not imply that the early repurchase fee will be waived at any time in the future or that such early repurchase fee will be waived for any other Shareholder. [As set forth above, the early repurchase fee may be waived in the case of repurchase requests arising from the death, divorce or qualified disability of the holder; in the event that a Shareholder’s Shares are repurchased because the Shareholder has failed to maintain the $[●] minimum account balance; due to trade or operational error; and repurchases of Shares submitted by discretionary model portfolio management programs (and similar arrangements) as approved by the Fund.] In addition, the Fund’s Shares may be sold to certain feeder vehicles primarily created to hold the Fund’s Shares that in turn offer interests in such feeder vehicles to non-U.S. persons. For such feeder vehicles and similar arrangements in certain markets, the Fund will not apply the early repurchase fee to the feeder vehicles or underlying investors, often because of administrative or systems limitations. The early repurchase fee will be retained by the Fund for the benefit of remaining Shareholders.

Shares acquired through the Fund’s DRP, reinvestment of dividends or capital gain distributions are not subject to an early repurchase fee.

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DESCRIPTION OF CAPITAL STRUCTURE

The following description is based on relevant portions of the Delaware Statutory Trust Act, as amended, and on the Declaration of Trust and bylaws. This summary is not intended to be complete. Please refer to the Delaware Statutory Trust Act, as amended, and the Declaration of Trust and bylaws, copies of which have been filed as exhibits to the registration statement of which this prospectus forms a part, for a more detailed description of the provisions summarized below.

Shares of Beneficial Interest

The Declaration of Trust authorizes the Fund’s issuance of an unlimited number of Shares of beneficial interest, par value $0.001 per share. There is currently no market for Shares and the Fund does not expect that a market for Shares will develop in the foreseeable future. Pursuant to the Declaration of Trust and as permitted by Delaware law, Shareholders are entitled to the same limitation of personal liability extended to stockholders of private corporations organized for profit under the General Corporation Law of the State of Delaware, as amended (the “DGCL”) and therefore generally will not be personally liable for the Fund’s debts or obligations.

Shares

Under the terms of the Declaration of Trust, all Shares, when consideration for Shares is received by the Fund, will be fully paid and nonassessable. Distributions may be paid to Shareholders if, as and when authorized and declared by the Board. Shares will have no preference, preemptive, appraisal, conversion, exchange or redemption rights, and will be freely transferable, except where their transfer is restricted by law or contract. The Declaration of Trust provides that the Board shall have the power to repurchase or redeem Shares. In the event of the Fund’s dissolution, after the Fund pays or adequately provides for the payment of all claims and obligations of the Fund, and upon the receipt of such releases, indemnities and refunding agreements deemed necessary by the Board, each Share will be entitled to receive, according to its respective rights, a pro rata portion of the Fund’s assets available for distribution, subject to any preferential rights of holders of the Fund’s outstanding preferred Shares, if any. Each whole Share will be entitled to one vote as to any matter on which it is entitled to vote and each fractional Share will be entitled to a proportionate fractional vote. Shareholders shall be entitled to vote on all matters on which a vote of Shareholders is required by the 1940 Act, the Declaration of Trust or a resolution of the Board. There will be no cumulative voting in the election or removal of Trustees. Under the Declaration of Trust, the Fund is not required to hold annual meetings of Shareholders. The Fund only expects to hold Shareholder meetings to the extent required by the 1940 Act or pursuant to special meetings called by the Board or a majority of Shareholders. Investors may buy Shares of the Fund through Financial Intermediaries. Orders will be priced at the Fund’s NAV next computed after they are received by a Financial Intermediary and accepted by the Fund. A Financial Intermediary may hold Shares in an omnibus account in the Financial Intermediary’s name or the Financial Intermediary may maintain individual ownership records. The Fund may pay the Financial Intermediary for maintaining individual ownership records as well as providing other shareholder services. Financial Intermediaries may charge fees for the services they provide in connection with processing your transaction order or maintaining an investor’s account with them. Investors should check with their Financial Intermediary to determine if it is subject to these arrangements. Financial Intermediaries are responsible for placing orders correctly and promptly with the Fund, forwarding payment promptly. While Class A, Class I and Class M Shares do not impose a front-end sales charge, if you purchase Class A, Class I or Class M Shares through certain financial firms, such firms may directly charge you transaction or other fees in such amount as they may determine, provided that such firms limit such charges to a 1.50% cap for Class A Shares and a 3.50% cap for Class M Shares. Please consult your financial firm for additional information.

If an investment is made through an IRA, Keogh plan or 401(k) plan, an approved trustee must process and forward the subscription to the Fund. In such case, the Fund will send the confirmation and notice of its acceptance to the trustee.

The Fund accepts initial and additional purchases of Shares as of the first business day of each calendar month (the “acceptance date”).

The Fund does not issue the Shares purchased (and an investor does not become a Shareholder with respect to such Shares) until the applicable purchase date (i.e., the first business day of the following calendar month). Consequently, purchase proceeds do not represent capital of the Fund, and do not become assets of the Fund, until such date. Purchases are generally subject to the receipt of cleared funds on or prior to the acceptance date. An investor who misses the acceptance date will have the effectiveness of his, her or its investment in the Fund delayed until the following month.

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Any amounts received in advance of the initial or subsequent purchases of Shares are placed in a non-interest-bearing account with the Fund’s transfer agent prior to their investment in the Fund, in accordance with Rule 15c2-4 under the Exchange Act. The Fund reserves the right to reject any application. Unless otherwise required by applicable law, any amount received in advance of a purchase ultimately rejected by the Fund will be returned to the prospective investor.

Purchase Terms

For each class of Shares, the minimum initial investment is $2,500; subsequent investments may be made with at least $500, except for purchases made pursuant to the Fund’s DRP or as otherwise permitted by the Fund. While Class A, Class I and Class M Shares do not impose a front-end sales charge, if you purchase Class A, Class I or Class M Shares through certain financial firms, such firms may directly charge you transaction or other fees in such amount as they may determine, provided that such firms limit such charges to a 1.50% cap for Class A Shares and a 3.50% cap for Class M Shares. Please consult your financial firm for additional information. The Fund reserves the right to waive the investment minimum. The Fund may permit a Financial Intermediary to waive the initial minimum per shareholder for Class I Shares in the following situations: broker-dealers purchasing fund shares for clients in broker-sponsored discretionary fee-based advisory programs; Financial Intermediaries with clients of a registered investment adviser (RIA) who have entered into an agreement to offer institutional shares through a no-load program or investment platform; and certain other situations deemed appropriate by the Fund, such as purchases by Trustees and certain employees of WMC and its affiliates and their extended family members. The Fund’s Class I Shares are offered through its Distributor at NAV. The price of the Shares during the Fund’s continuous offering will fluctuate over time with the NAV of the Shares.

The Fund’s Shares are offered through its Distributor on a monthly basis at NAV, plus any applicable sales load, which is calculated as of the close of business on the last business day of the immediately preceding month. The price of the Shares during the Fund’s continuous offering will fluctuate over time with the NAV of the Shares.

Preferred Shares and Other Securities

The Declaration of Trust provides that the Board may, subject to the Fund’s investment policies and restrictions and the requirements of the 1940 Act, authorize and cause the Fund to issue securities of the Fund other than Shares (including preferred Shares, debt securities or other senior securities), by action of the Board without the approval of Shareholders. The Board may determine the terms, rights, preferences, privileges, limitations and restrictions of such securities as the Board sees fit.

Preferred Shares could be issued with rights and preferences that would adversely affect Shareholders. Preferred Shares could also be used as an anti-takeover device. Every issuance of preferred Shares will be required to comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (i) immediately after issuance of preferred Shares and before any distribution is made with respect to the Shares and before any purchase of Shares is made, the aggregate involuntary liquidation preference of such preferred Shares together with the aggregate involuntary liquidation preference or aggregate value of all other senior securities must not exceed an amount equal to 50% of the Fund’s total assets after deducting the amount of such distribution or purchase price, as the case may be; and (ii) the holders of preferred Shares, if any are issued, must be entitled as a class to elect two Trustees at all times and to elect a majority of the Trustees if distributions on such preferred Shares are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred Shares.

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Outstanding Securities

The following table sets forth information about the Fund’s outstanding Shares as of [●], 2026.

	Amount Authorized	Amount Held by the Fund for its Own Account	Amount Outstanding
Class A Shares	Unlimited	None	[●]
Class I Shares	Unlimited	None	[●]
Class M Shares	Unlimited	None	[●]

Limitation on Liability of Trustees and Officers; Indemnification and Advance of Expenses

Pursuant to the Declaration of Trust, Trustees and officers of the Fund will not be subject in such capacity to any personal liability to the Fund or Shareholders, unless the liability arises from bad faith, willful misfeasance, gross negligence or reckless disregard for the Trustee’s or officer’s duty.

Except as otherwise provided in the Declaration of Trust, the Fund will indemnify and hold harmless any current or former Trustee or officer of the Fund against any liabilities and expenses (including reasonable attorneys’ fees relating to the defense or disposition of any action, suit or proceeding with which such person is involved or threatened), while and with respect to acting in the capacity of a Trustee or officer of the Fund, except with respect to matters in which such person did not act in good faith in the reasonable belief that his or her action was in the best interest of the Fund, or in the case of a criminal proceeding, matters for which such person had reasonable cause to believe that his or her conduct was unlawful. In accordance with the 1940 Act, the Fund will not indemnify any Trustee or officer for any liability to which such person would be subject by reason of his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties of his or her position. The Fund will provide indemnification to Trustees and officers prior to a final determination regarding entitlement to indemnification as described in the Declaration of Trust.

The Investment Management Agreement provides that, in the absence of willful misfeasance, lack of good faith, gross negligence or reckless disregard for its obligations and duties thereunder, the Adviser is not liable for any error of judgment or mistake of law or for any loss the Fund suffers.

Pursuant to the Declaration of Trust, the Fund will advance the expenses of defending any action for which indemnification is sought if the Fund receives a written undertaking by the indemnitee which provides that the indemnitee will reimburse the Fund unless it is subsequently determined that the indemnitee is entitled to such indemnification.

Number of Trustees; Appointment of Trustees; Vacancies; Removal

The Declaration of Trust provides that the number of Trustees shall be no less than [one (1)] and no more than [fifteen (15)], as determined in writing by a majority of the Trustees then in office. As set forth in the Declaration of Trust, a Trustee’s term of office shall continue until his or her death, resignation, removal, bankruptcy, adjudicated incompetence or other incapacity to perform the duties of the office of a Trustee. Subject to the provisions of the 1940 Act, individuals may be appointed by the Trustees at any time to fill vacancies on the Board by the appointment of such persons by a majority of the Trustees then in office. Each Trustee shall hold office until his or her successor shall have been appointed pursuant to the Declaration of Trust. To the extent that the 1940 Act requires that Trustees be elected by Shareholders, any such Trustees will be elected by a plurality of all Shares voted at a meeting of Shareholders at which a quorum is present.

The Declaration of Trust provides that any Trustee may be removed (provided that after the removal the aggregate number of Trustees is not less than the minimum required by the Declaration of Trust) from office with cause only by action taken by a majority of the remaining Trustees (or, in the case of an Independent Trustee, only by action taken by a majority of the remaining Independent Trustees).

Action by Shareholders

The Declaration of Trust provides that Shareholder action can be taken at a meeting of Shareholders or by written consent in lieu of a meeting. Subject to the 1940 Act, the Declaration of Trust or a resolution of the Board specifying a greater or lesser vote requirement, the affirmative vote of a majority of Shares present in person or represented by proxy at a meeting and entitled to vote on the subject matter shall be the act of the Shareholders with respect to any matter submitted to a vote of the Shareholders.

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Amendment of Declaration of Trust and Bylaws

Subject to the provisions of the 1940 Act, pursuant to the Declaration of Trust, the Board may make certain amendments to the Declaration of Trust without any vote of Shareholders. Pursuant to the Declaration of Trust and bylaws, the Board has the exclusive power to amend or repeal the bylaws or adopt new bylaws at any time.

No Appraisal Rights

In certain extraordinary transactions, some jurisdictions provide the right to dissenting Shareholders to demand and receive the fair value of their Shares, subject to certain procedures and requirements set forth in such statute. Those rights are commonly referred to as appraisal rights. The Declaration of Trust provides that Shares shall not entitle Shareholders to appraisal rights.

Conflict with Applicable Laws and Regulations

The Declaration of Trust provides that if and to the extent that any provision of the Declaration of Trust conflicts with any provision of the 1940 Act, the provisions under the Code applicable to the Fund as a RIC or other applicable laws and regulations, the conflicting provision shall be deemed never to have constituted a part of the Declaration of Trust; provided, however, that such determination shall not affect any of the remaining provisions of the Declaration of Trust or affect the validity of any action taken or omitted to be taken prior to such determination.

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TAX ASPECTS

[The following is a general summary of certain material U.S. federal income tax considerations applicable to the Fund and an investment in the Fund. The discussion below provides general tax information related to an investment in the Fund, but does not purport to be a complete description of the U.S. federal income tax consequences of an investment in the Fund and does not address any state, local, non-U.S. or other tax consequences. It is based on the Code and U.S. Treasury regulations thereunder and administrative pronouncements, all as of the date hereof, any of which is subject to change, possibly with retroactive effect. In addition, it does not describe all of the tax consequences that may be relevant in light of a Shareholder’s particular circumstances, including (but not limited to) alternative minimum tax consequences and tax consequences applicable to Shareholders subject to special tax rules, such as certain financial institutions; dealers or traders in securities who use a mark-to-market method of tax accounting; persons holding Shares as part of a hedging transaction, wash sale, conversion transaction or integrated transaction or persons entering into a constructive sale with respect to Shares; entities classified as partnerships or other pass-through entities for U.S. federal income tax purposes; insurance companies; U.S. Shareholders (as defined below) whose functional currency is not the U.S. dollar; or tax-exempt entities, including “individual retirement accounts” or “Roth IRAs.” Unless otherwise noted, the following discussion applies only to a Shareholder that holds Shares as a capital asset and is a U.S. Shareholder. A “U.S. Shareholder” generally is a beneficial owner of Shares who is for U.S. federal income tax purposes:

●	an individual who is a citizen or resident of the United States;

●	a corporation, or other entity taxable as a corporation, created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

●	an estate the income of which is subject to U.S. federal income taxation regardless of its source; or

●	a trust if it (a) is subject to the primary supervision of a court within the United States and one or more U.S. persons have the authority to control all substantial decisions of the trust or (b) has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds Shares, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective Shareholder that is a partner in a partnership holding Shares should consult the Shareholder’s personal advisors with respect to the purchase, ownership and disposition of Shares.

The discussion set forth herein does not constitute tax advice. Tax laws are complex and often change, and Shareholders should consult their tax advisors about the U.S. federal, state, local or non-U.S. tax consequences of an investment in the Fund.

Taxation of the Fund

The Fund intends to elect to be treated for U.S. federal income tax purposes, and intends to qualify annually, as a RIC under Subchapter M of the Code. As a RIC, the Fund generally will not be subject to corporate-level U.S. federal income taxes on any ordinary income or capital gains that it distributes as dividends to Shareholders. To qualify as a RIC in any tax year, the Fund must, among other things, satisfy both a source of income test and asset diversification tests. The Fund will qualify as a RIC if (i) at least 90% of the Fund’s gross income for such tax year consists of dividends; interest; payments with respect to certain securities loans; gains from the sale or other disposition of shares, securities or foreign currencies; other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such shares, securities or currencies; and net income derived from interests in “qualified publicly-traded partnerships” (such income, “Qualifying RIC Income”); and (ii) the Fund’s holdings are diversified so that, at the end of each quarter of such tax year, (a) at least 50% of the value of the Fund’s total assets is represented by cash and cash equivalents, securities of other RICs, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund’s total assets is invested (x) in securities (other than U.S. government securities or securities of other RICs) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses or (y) in the securities of one or more “qualified publicly-traded partnerships.” The Fund’s share of income derived from a partnership other than a “qualified publicly-traded partnership” will be treated as Qualifying RIC Income only to the extent that such income would have constituted Qualifying RIC Income if derived directly by the Fund. A “qualified publicly-traded partnership” is generally defined as an entity that is treated as a partnership for U.S. federal income tax purposes if (1) interests in such entity are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof and (2) less than 90% of its gross income for the relevant tax year consists of Qualifying RIC Income. The Code provides that the Treasury Department may by regulation exclude from Qualifying RIC Income foreign currency gains that are not directly related to the RIC’s principal business of investing in shares or securities (or options and futures with respect to shares or securities). The Fund anticipates that, in general, its foreign currency gains will be directly related to its principal business of investing in shares and securities.

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In addition, to maintain RIC tax treatment, the Fund must distribute on a timely basis with respect to each tax year dividends of an amount at least equal to 90% of the sum of its “investment company taxable income” and its net tax-exempt interest income, determined without regard to any deduction for dividends paid, to Shareholders (the “90% distribution requirement”). If the Fund qualifies as a RIC and satisfies the 90% distribution requirement, the Fund generally will not be subject to U.S. federal income tax on its “investment company taxable income” and net capital gains (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes as dividends to Shareholders (including amounts that are reinvested pursuant to the DRP). In general, a RIC’s “investment company taxable income” for any tax year is its taxable income, determined without regard to net capital gains and with certain other adjustments. The Fund intends to distribute all or substantially all of its “investment company taxable income,” net tax-exempt interest income (if any) and net capital gains on an annual basis. Any taxable income, including any net capital gains that the Fund does not distribute in a timely manner, will be subject to U.S. federal income tax at regular corporate rates.

If the Fund retains any net capital gains for reinvestment, it may elect to treat such capital gains as having been distributed to Shareholders. If the Fund makes such an election, each Shareholder will be required to report its share of such undistributed net capital gains attributed to the Fund as long-term capital gain and will be entitled to claim its share of the U.S. federal income taxes paid by the Fund on such undistributed net capital gains as a credit against its own U.S. federal income tax liability, if any, and to claim a refund on a properly-filed U.S. federal income tax return to the extent that the credit exceeds such liability. In addition, each Shareholder will be entitled to increase the adjusted tax basis of its Shares by the difference between its share of such undistributed net capital gain and the related credit. There can be no assurance that the Fund will make this election if it retains all or a portion of its net capital gain for a tax year.

As a RIC, the Fund will be subject to a nondeductible 4% federal excise tax on certain undistributed amounts for each calendar year (the “4% excise tax”). To avoid the 4% excise tax, the Fund must distribute in respect of each calendar year dividends of an amount at least equal to the sum of (1) 98% of its ordinary taxable income (taking into account certain deferrals and elections) for the calendar year, (2) 98.2% of its capital gain net income (adjusted for certain ordinary losses) generally for the one-year period ending on October 31 of the calendar year and (3) any ordinary income and capital gains for previous calendar years that were not distributed during those calendar years and on which the Fund paid no U.S. federal income tax. For purposes of determining whether the Fund has met this distribution requirement, the Fund will be deemed to have distributed any income or gains previously subject to U.S. federal income tax. Furthermore, any distribution declared by the Fund in October, November or December of any calendar year, payable to Shareholders, of record on a specified date in such a month and actually paid during January of the following calendar year, will be treated for tax purposes as if it had been paid on December 31 of the calendar year in which the distribution was declared. The Fund generally intends to avoid the imposition of the 4% excise tax, but there can be no assurance in this regard.

If the Fund fails to qualify as a RIC or fails to satisfy the 90% distribution requirement in respect of any tax year, the Fund would be subject to U.S. federal income tax at regular corporate rates on its taxable income, including its net capital gains, even if such income were distributed, and all distributions out of earnings and profits would be taxed as ordinary dividend income. Such distributions generally may be eligible for the dividends-received deduction in the case of certain corporate Shareholders and may be eligible to be qualified dividend income in the case of certain non-corporate Shareholders. In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (any of which could be subject to interest charges) before re-qualifying for taxation as a RIC. If the Fund fails to satisfy either the income test or asset diversification test described above, in certain cases, however, the Fund may be able to avoid losing its status as a RIC by timely providing notice of such failure to the IRS, curing such failure and possibly paying an additional tax or penalty.

Certain of the Underlying Funds in which the Fund may invest will be treated as partnerships (other than “qualified publicly traded partnerships”) for U.S. federal income tax purposes. Consequently, the Fund’s income, gains, losses, deductions and expenses will depend upon the corresponding items recognized by such Underlying Funds. In addition, the Fund’s proportionate share of the assets of each such Underlying Funds will be treated as if held directly by the Fund. In these instances, the Fund will be required to meet the diversification test with respect to the assets of such Underlying Funds. An entity that is properly classified as a partnership (and not an association or publicly traded partnership taxable as a corporation) is generally not itself subject to federal income tax. Instead, each partner of the partnership is required to take into account its distributive share of the partnership’s net capital gain or loss, net short-term capital gain or loss, and its other items of ordinary income or loss (including all items of income, gain, loss and deduction allocable to that partnership from investments in other partnerships) for each taxable year of the partnership ending with or within the partner’s taxable year. Each such item will have the same character to a partner and will generally have the same source (either United States or foreign), as though the partner realized the item directly. Partners of a partnership must report these items regardless of the extent to which, or whether, the partners receive cash distributions with respect to such items. Accordingly, the Fund may be required to recognize items of taxable income and gain prior to the time that any corresponding cash distributions are made to the Fund (including in circumstances where investments by an underlying partnership, such as investments in debt instrument with original issue discount (“OID”) generate income prior to a corresponding receipt of cash). In such case, the Fund may have to dispose of assets that it would otherwise have continued to hold in order to generate cash for distributions to Fund shareholders. In addition, the Fund may have to dispose of an investment in a partnership or devise other methods of cure, to the extent the partnership earns income of a type that is not Qualifying RIC Income or holds assets that could cause the Fund not to satisfy the diversification test. Any distribution by a partnership to the Fund in excess of the Fund’s allocable share of the partnership’s net taxable income will decrease the Fund’s tax basis in its partnership interest and will therefore increase the amount of gain (or decrease the amount of loss) that will be recognized by the Fund on the disposition of its partnership interest.

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A portion of any gain or loss recognized by the Fund on a disposition of a partnership interest (or by a partnership on a disposition of an underlying asset) may be separately computed and treated as ordinary income or loss under the Code to the extent attributable to assets of the partnership that give rise to depreciation recapture, intangible drilling and development cost recapture, or other “unrealized receivables” or “inventory items” under the Code. Any such gain may exceed net taxable gain realized on the disposition and will be recognized even if there is a net taxable loss on the disposition. The Fund’s net capital losses may only be used to offset capital gains and therefore cannot be used to offset gains that are treated as ordinary income. Thus, the Fund could recognize both gain that is treated as ordinary income and a capital loss on a disposition of a partnership interest (or on a partnership’s disposition of an underlying asset) and would not be able to use the capital loss to offset that gain. Any capital losses that the Fund recognizes on a disposition of a partnership interest can only be used to offset capital gains that the Fund recognizes. Any capital losses that the Fund is unable to use may be carried forward to reduce its capital gains in later years.

Certain of the Underlying Funds in which the Fund may invest may be treated as RICs for U.S. federal income tax purposes (“Underlying RICs”). The Fund will not be able to offset gains distributed by one Underlying RIC in which it invests against losses in another Underlying RIC in which the Fund invests. Redemptions or sales of shares in an Underlying RIC could also cause additional distributable gains to shareholders of the Fund. A portion of any such gains may be short-term capital gains that would be distributable as ordinary income to shareholders of the Fund and would not be offset by the Fund’s capital loss carryforwards, if any. Capital loss carryforwards of an Underlying RIC, if any, would not offset net capital gains of the Fund. Further, a portion of losses on sales or redemptions of shares in the Underlying RICs may be deferred indefinitely under the wash sale rules. As a result of these factors, the use of the fund of funds structure by the Fund could therefore affect the amount, timing and character of distributions to shareholders.

Some of the income that the Fund may earn directly or through an Underlying Fund (other than an Underlying RIC), such as income recognized from an equity investment in an operating partnership, may not satisfy the income test described above.

Some of the investments that the Fund is expected to make, such as investments in debt instruments having market discount and/or treated as issued with OID, may cause the Fund to recognize income or gain for U.S. federal income tax purposes prior to the receipt of any corresponding cash or other property. As a result, the Fund may have difficulty meeting the 90% distribution requirement necessary to maintain RIC tax treatment. Because this income will be included in the Fund’s investment company taxable income for the tax year it is accrued, the Fund may be required to make a distribution to Shareholders to meet the distribution requirements described above, even though the Fund will not have received any corresponding cash or property. The Fund may be required to borrow money, dispose of other securities or forgo new investment opportunities for this purpose.

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There may be uncertainty as to the appropriate treatment of certain of the Fund’s investments for U.S. federal income tax purposes. For example, the Fund expects to invest a portion of its net assets in below investment grade debt instruments. U.S. federal income tax rules with respect to such instruments are not entirely clear about issues such as whether and to what extent the Fund should recognize interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. Similarly complicated tax issues could arise in connection with the Fund’s derivative financial instruments. These and other issues will be addressed by the Fund, to the extent necessary, in connection with the Fund’s general intention to distribute sufficient income to qualify for and maintain its treatment as a RIC for U.S. federal income tax purposes, and to minimize the risk that it becomes subject to U.S. federal income or excise tax.

Income received by the Fund from sources outside the United States may be subject to withholding and other taxes imposed by such countries, thereby reducing income available to the Fund. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of the Fund’s total assets at the close of its tax year consists of securities of foreign corporations, the Fund will be eligible to elect to “pass through” to Shareholders the foreign source amount of income deemed earned and the respective amount of foreign taxes paid by the Fund. If at least 50% of the value of the Fund’s total assets at the close of each quarter of its tax year is represented by interests in other RICs, the Fund may elect to “pass through” to Shareholders the foreign source amount of income deemed earned and the respective amount of foreign taxes paid or deemed paid by the Fund. If the Fund so elects, each Shareholder would be required to include in gross income, even though not actually received, each Shareholder’s pro rata share of the foreign taxes paid or deemed paid by the Fund, but would be treated as having paid its pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various limitations) as a foreign tax credit against federal income tax (but not both).

The Fund may invest in shares of foreign companies that are classified under the Code as passive foreign investment companies (“PFICs”). In general, a foreign company is considered a PFIC if at least 50% of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. In general under the PFIC rules, an “excess distribution” received with respect to PFIC shares is treated as having been realized ratably over the period during which the Fund held the PFIC shares. The Fund generally will be subject to tax on the portion, if any, of the excess distribution that is allocated to the Fund’s holding period in prior tax years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior tax years) even though the Fund distributes the corresponding income to Shareholders. Excess distributions include any gain from the sale of PFIC shares as well as certain distributions from a PFIC. All excess distributions are taxable as ordinary income.

The Fund may be eligible to elect alternative tax treatment with respect to PFIC shares. Under one such election (i.e., a “QEF” election), the Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. Alternatively, the Fund may be able to elect to mark its PFIC shares to market, resulting in any unrealized gains at the Fund’s tax year end being treated as though they were recognized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of the PFIC shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior tax years with respect to shares in the same PFIC. It is important to note that under the QEF and PFIC mark-to-market rules, certain limitations may apply to the Fund’s ability to deduct losses for federal income tax purposes. These rules could impact the Fund’s taxable income and thus the Fund’s need to make distributions to investors.

Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income, gain or loss with respect to PFIC shares, as well as subject the Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to Shareholders, and which will be recognized by Shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC shares. Note that distributions from a PFIC are not eligible for the reduced rate of tax on distributions of “qualified dividend income” as discussed below.

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The Fund may from time to time invest in CLOs. Some of the CLOs in which the Fund may invest may be treated as PFIC equity, and thus may be subject to the tax consequences described above. Investment in certain equity interests of CLOs that are subject to treatment as PFICs for U.S. federal income tax purposes may cause the Fund to recognize income in a tax year in excess of the Fund’s distributions from such CLOs, PFICs and the Fund’s proceeds from sales or other dispositions of equity interests in other CLOs and other PFICs during that tax year. As a result, the Fund generally may be required to distribute such income to satisfy the distribution requirements applicable to RICs.

If the Fund holds more than 10% of the interests treated as equity for U.S. federal income tax purposes in a foreign corporation that is treated as a controlled foreign corporation (“CFC”), including equity tranche investments and certain debt tranche investments in a CLO treated as a CFC, the Fund may be treated as receiving a deemed distribution (taxable as ordinary income) each tax year from such foreign corporation of an amount equal to the Fund’s pro rata share of the foreign corporation’s earnings for such tax year (including both ordinary earnings and capital gains), whether or not the corporation makes an actual distribution to the Fund during such tax year. This deemed distribution is required to be included in the income of certain U.S. shareholders of a CFC, such as the Fund. The Fund is generally required to distribute such income in order to satisfy the distribution requirements applicable to RICs, even if the Fund’s income from a CFC exceeds the distributions from the CFC and the Fund’s proceeds from the sales or other dispositions of CFC stock during that tax year. In general, a foreign corporation will be treated as a CFC for U.S. federal income tax purposes if more than 50% of the shares of the foreign corporation, measured by reference to combined voting power or value, is owned (directly, indirectly or by attribution) by U.S. Shareholders. A “U.S. Shareholder,” for this purpose, is any U.S. person that possesses (actually or constructively) 10% or more of the combined voting power or value of all classes of shares of a corporation.

The functional currency of the Fund, for U.S. federal income tax purposes, is the U.S. dollar. Gains or losses attributable to fluctuations in foreign currency exchange rates that occur between the time the Fund accrues interest income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are respectively characterized as ordinary income or ordinary loss for U.S. federal income tax purposes. Similarly, on the sale of other disposition of certain investments, including debt securities, certain forward contracts, as well as other derivative financial instruments, denominated in a foreign currency, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are generally treated as ordinary gain or loss. These gains and losses, referred to under the Code as “section 988” gains and losses, may increase or decrease the amount of the Fund’s investment company taxable income subject to distribution to Shareholders as ordinary income. For example, fluctuations in exchange rates may increase the amount of income that the Fund must distribute to qualify for tax treatment as a RIC and to prevent application of an excise tax on undistributed income. Alternatively, fluctuations in exchange rates may decrease or eliminate income available for distribution. If section 988 losses exceed other investment company taxable income during a tax year, the Fund would not be able to distribute amounts considered dividends for U.S. federal income tax purposes, and any distributions during a tax year made by the Fund before such losses were recognized would be re-characterized as a return of capital to Shareholders for U.S. federal income tax purposes, rather than as ordinary dividend income, and would reduce each Shareholder’s tax basis in Shares.

If the Fund utilizes leverage through the issuance of preferred Shares or borrowings, it will be prohibited from declaring a distribution or dividend if it would fail the applicable asset coverage test(s) under the 1940 Act after the payment of such distribution or dividend. In addition, certain covenants in credit facilities or indentures may impose greater restrictions on the Fund’s ability to declare and pay dividends on Shares. Limits on the Fund’s ability to pay dividends on Shares may prevent the Fund from meeting the distribution requirements described above and, as a result, may affect the Fund’s ability to be subject to tax as a RIC or subject the Fund to the 4% excise tax. The Fund endeavors to avoid restrictions on its ability to make distribution payments. If the Fund is precluded from making distributions on Shares because of any applicable asset coverage requirements, the terms of preferred Shares (if any) may provide that any amounts so precluded from being distributed, but required to be distributed by the Fund to enable the Fund to satisfy the distribution requirements that would enable the Fund to be subject to tax as a RIC, will be paid to the holders of preferred Shares as a special distribution. This distribution can be expected to decrease the amount that holders of preferred Shares would be entitled to receive upon redemption or liquidation of such preferred Shares.

For federal income tax purposes, the Fund is generally permitted to carry forward a net capital loss in any taxable year to offset its own capital gains, if any. These amounts are available to be carried forward to offset future capital gains to the extent permitted by the Code and applicable tax regulations. Any such loss carryforwards will retain their character as short-term or long-term. In the event that the Fund were to experience an ownership change as defined under the Code, the Fund’s capital loss carryforwards and other favorable tax attributes, if any, may be subject to limitation.

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Certain of the Fund’s investments may be subject to special U.S. federal income tax provisions that, among other things, (1) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (2) convert lower-taxed long-term capital gains into higher-taxed short-term capital gains or ordinary income, (3) convert an ordinary loss or a deduction into a capital loss, the deductibility of which is more limited, (4) adversely affect when a purchase or sale of shares or securities is deemed to occur, (5) adversely alter the intended characterization of certain complex financial transactions, (6) cause the Fund to recognize income or gain without a corresponding receipt of cash, (7) treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income, (8) treat dividends that would otherwise be eligible for the corporate dividends received deduction as ineligible for such treatment and (9) produce income that will not constitute Qualifying RIC Income. The application of these rules could cause the Fund to be subject to U.S. federal income tax or the 4% excise tax and, under certain circumstances, could affect the Fund’s status as a RIC. The Fund monitors its investments and may make certain tax elections to mitigate the effect of these provisions.

The remainder of this discussion assumes that the Fund has qualified for and maintained its treatment as a RIC for U.S. federal income tax purposes and has satisfied the distribution requirements described above.

Taxation of U.S. Shareholders

Distributions

Distributions of the Fund’s ordinary income and net short-term capital gains will, except as described below with respect to distributions of “qualified dividend income,” generally be taxable to Shareholders as ordinary income to the extent such distributions are paid out of the Fund’s current or accumulated earnings and profits, as determined for U.S. federal income tax purposes. Distributions (or deemed distributions, as described above), if any, of net capital gains will be taxable as long-term capital gains, regardless of the length of time a Shareholder has owned Shares. The ultimate tax characterization of the Fund’s distributions made in a tax year cannot be determined until after the end of the tax year. As a result, the Fund may make total distributions during a tax year in an amount that exceeds the current and accumulated earnings and profits of the Fund. A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits will be treated by a Shareholder as a return of capital that will be applied against and reduce the Shareholder’s tax basis in its Shares. To the extent that the amount of any such distribution exceeds the Shareholder’s tax basis in its Shares, the excess will be treated as gain from a sale or exchange of Shares. Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or invested in additional Shares. Generally, for U.S. federal income tax purposes, a Shareholder receiving Shares under the DRP will be treated as having received a distribution equal to the fair market value of such Shares on the date the Shares are credited to the Shareholder’s account.

A return of capital to Shareholders is a return of a portion of their original investment in the Fund, thereby reducing the tax basis of their investment. As a result of such reduction in tax basis, Shareholders may be subject to tax in connection with the sale of Shares, even if such Shares are sold at a loss relative to the Shareholder’s original investment.

A portion of the Fund’s income may consist of ordinary income. For example, interest and OID derived by the Fund characterized as ordinary income for U.S. federal income tax purposes. In addition, gain derived by the Fund from the disposition of debt instruments with “market discount” (generally, securities with a fixed maturity date of more than one year from the date of issuance acquired by the Fund at a price below the lesser of their stated redemption price at maturity or accreted value, in the case of securities with OID) will generally be characterized as ordinary income for U.S. federal income tax purposes to the extent of the market discount that has accrued, as determined for U.S. federal income tax purposes, at the time of such disposition, unless the Fund makes an election to accrue market discount on a current basis. In addition, certain of the Fund’s investments will be subject to other special U.S. federal income tax provisions that may affect the character, increase the amount and/or accelerate the timing of distributions to Shareholders.

Distributions made by the Fund to a corporate Shareholder will qualify for the dividends-received deduction only to the extent that the distributions consist of qualifying dividends received by the Fund. In addition, any portion of the Fund’s dividends otherwise qualifying for the dividends-received deduction will be disallowed or reduced if the corporate Shareholder fails to satisfy certain requirements, including a holding period requirement, with respect to its Shares. Distributions of “qualified dividend income” to an individual or other non-corporate Shareholder will be treated as “qualified dividend income” to such Shareholder and generally will be taxed at long-term capital gain rates, provided the Shareholder satisfies the applicable holding period and other requirements. Subject to certain limitations, “qualified dividend income” generally includes dividends from domestic corporations and dividends from foreign corporations that meet certain specified criteria. Given the Fund’s investment strategy, it is not expected that a significant portion of the distributions made by the Fund will be eligible for the dividends-received deduction or the reduced rates applicable to “qualified dividend income.”

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Certain distributions reported by the Fund as section 163(j) interest dividends may be eligible to be treated as interest income by Shareholders for purposes of the tax rules applicable to interest expense limitations under Code section 163(j). Such treatment by the Shareholder is generally subject to holding period requirements and other potential limitations, although the holding period requirements are generally not applicable to dividends declared by money market funds and certain other funds that declare dividends daily and pay such dividends on a monthly or more frequent basis. The amount that the Fund is eligible to report as a section 163(j) dividend for a tax year is generally limited to the excess of the Fund’s business interest income over the sum of the Fund’s (i) business interest expense and (ii) other deductions properly allocable to the Fund’s business interest income.

If a person acquires Shares shortly before the record date of a distribution, the price of the Shares may include the value of the distribution, and the person will be subject to tax on the distribution even though economically it may represent a return of the person’s investment in such Shares.

Distributions paid by the Fund generally will be treated as received by a Shareholder at the time the distribution is made. However, the Fund may, under certain circumstances, elect to treat a distribution that is paid during the following tax year as if it had been paid during the tax year in which the income or gains supporting the distribution was earned. If the Fund makes such an election, the Shareholder will still be treated as receiving the distribution in the tax year in which the distribution is received. In this instance, however, any distribution declared by the Fund in October, November or December of any calendar year, payable to Shareholders of record on a specified date in such a month and actually paid during January of the following calendar year, will be treated for tax purposes as if it had been received by Shareholders on December 31 of the calendar year in which the distribution was declared.

Shareholders will be notified annually, as promptly as practicable after the end of each calendar year, as to the U.S. federal tax status of distributions, and Shareholders receiving distributions in the form of additional Shares will receive a report as to the NAV of those Shares.

Sale or Exchange of Shares

The repurchase or transfer of Shares may result in a taxable gain or loss to the tendering Shareholder. Different tax consequences may apply for tendering and non-tendering Shareholders in connection with a repurchase offer. For example, if a Shareholder does not tender all of his or her Shares, such repurchase may not be treated as a sale or exchange for U.S. federal income tax purposes, and it is possible that dividend treatment may apply to Shareholders (including non-tendering Shareholders) whose percentage ownership in the Fund increases as a result of the tender. On the other hand, Shareholders holding Shares as capital assets who tender all of their Shares (including Shares deemed owned by Shareholders under constructive ownership rules) will be treated as having sold their Shares and generally will recognize capital gain or loss. The amount of the gain or loss will be equal to the difference between the amount received for the Shares and the Shareholder’s adjusted tax basis in the relevant Shares. Such gain or loss generally will be a long-term capital gain or loss if the Shareholder has held such Shares as capital assets for more than one year. Otherwise, the gain or loss will be treated as short-term capital gain or loss.

Losses realized by a Shareholder on the sale or exchange of Shares held as capital assets for six months or less will be treated as long-term capital losses to the extent of any distribution of long-term capital gains received (or deemed received, as discussed above) with respect to such Shares. In addition, no loss will be allowed on a sale or other disposition of Shares if the Shareholder acquires (including through reinvestment of distributions or otherwise) Shares, or enters into a contract or option to acquire Shares or substantially identical stock or securities, within 30 days before or after any disposition of such Shares at a loss. In such a case, the basis of the Shares acquired will be adjusted to reflect the disallowed loss. Under current law, net capital gains recognized by non-corporate Shareholders are generally subject to U.S. federal income tax at lower rates than the rates applicable to ordinary income.

In general, U.S. Shareholders currently are generally subject to a maximum federal income tax rate of either 15% or 20% (depending on whether the Shareholder’s income exceeds certain threshold amounts) on their net capital gain (i.e., the excess of realized net long-term capital gains over realized net short-term capital losses), including any long-term capital gain derived from an investment in Shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. Shareholders currently are subject to U.S. federal income tax on net capital gain at the maximum 21% rate also applied to ordinary income. Non-corporate Shareholders with net capital losses for a tax year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each tax year. Any net capital losses of a non-corporate Shareholder in excess of $3,000 generally may be carried forward and used in subsequent tax years as provided in the Code. Corporate Shareholders generally may not deduct any net capital losses for a tax year, but may carry back such losses for three tax years or carry forward such losses for five tax years.

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An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts. U.S. persons that are individuals, estates or trusts are urged to consult their tax advisors regarding the applicability of this tax to their income and gains in respect of their investment in the Fund.

The Fund (or if a U.S. Shareholder holds Shares through an intermediary, such intermediary) will send to each of its U.S. Shareholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per Share and per distribution basis, the amounts includible in such U.S. Shareholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally will be reported to the IRS, including the amount of distributions, if any, eligible for the preferential maximum rate generally applicable to long-term capital gains. Distributions paid by the Fund generally will not be eligible for the corporate dividends received deduction or the preferential tax rate applicable to Qualifying Dividends because the Fund’s income generally will not consist of dividends. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. Shareholder’s particular situation.

Under U.S. Treasury regulations, if a Shareholder recognizes losses with respect to Shares of $2 million or more for an individual Shareholder or $10 million or more for a corporate Shareholder, the Shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct owners of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Reporting of adjusted cost basis information is required for covered securities, which generally include shares of a RIC, to the IRS and to taxpayers. Shareholders should contact their Financial Intermediaries with respect to reporting of cost basis and available elections for their accounts.

Backup Withholding and Information Reporting

Information returns will be filed with the IRS in connection with payments on Shares and the proceeds from a sale or other disposition of Shares. A Shareholder will be subject to backup withholding on all such payments if it fails to provide the payor with its correct taxpayer identification number (generally, in the case of a U.S. resident Shareholder, on an IRS Form W-9) and to make required certifications or otherwise establish an exemption from backup withholding. Corporate Shareholders and certain other Shareholders generally are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld as backup withholding may be credited against the applicable Shareholder’s U.S. federal income tax liability, provided the required information is timely furnished to the IRS.

Taxation of Tax-Exempt Shareholders

Under current law, the Fund serves to “block” (that is, prevent the attribution to Shareholders) of unrelated business taxable income (“UBTI”) from being realized by its U.S. federally tax-exempt Shareholders (including, among others, individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities). Notwithstanding the foregoing, a U.S. federally tax-exempt Shareholder could realize UBTI by virtue of its investment in Shares of the Fund if the U.S. federally tax-exempt Shareholder has engaged in a borrowing or other similar transaction to acquire its Shares. A U.S. federally tax-exempt Shareholder may also recognize UBTI if the Fund were to recognize “excess inclusion income” derived from direct or indirect investments in residual interests in real estate mortgage investment conduits or taxable mortgage pools. If a charitable remainder annuity trust or a charitable remainder unitrust (each as defined in Section 664 of the Code) has UBTI for a taxable year, a 100% excise tax on the UBTI is imposed on the trust.

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Taxation of Non-U.S. Shareholders

Whether an investment in the Fund is appropriate for a non-U.S. Shareholder (as defined below) will depend upon that investor’s particular circumstances. An investment in the Fund by a non-U.S. Shareholder may have adverse tax consequences. Non-U.S. Shareholders should consult their tax advisors before investing in Shares.

The U.S. federal income taxation of a Shareholder that is a nonresident alien individual, a foreign trust or estate or a foreign corporation, as defined for U.S. federal income tax purposes (a “non-U.S. Shareholder”), depends on whether the income that the Shareholder derives from the Fund is “effectively connected” with a U.S. trade or business carried on by the Shareholder. The Fund is a corporation for U.S. federal income tax purposes. Under current law, a non-U.S. Shareholder should not be considered to be engaged in the conduct of a business in the United States solely by reason of its investment in the Fund.

Income Not Effectively Connected. If the income that a non-U.S. Shareholder derives from the Fund is not “effectively connected” with a U.S. trade or business carried on by such non-U.S. Shareholder, distributions of “investment company taxable income” will generally be subject to a U.S. federal withholding tax at the then-current rate (or a lower rate provided under an applicable treaty). Backup withholding will not, however, be applied to payments that have been subject to the respective rate of withholding tax applicable to non-U.S. Shareholders.

A non-U.S. Shareholder whose income from the Fund is not “effectively connected” with a U.S. trade or business will generally be exempt from U.S. federal income tax on capital gains distributions, any amounts retained by the Fund that are designated as undistributed capital gains and any gains realized upon the sale or exchange of Shares. If, however, such a non-U.S. Shareholder is a nonresident alien individual and is physically present in the United States for 183 days or more during the tax year and meets certain other requirements such capital gains distributions, undistributed capital gains and gains from the sale or exchange of Shares will be subject to a the applicable U.S. tax rate.

Furthermore, properly reported distributions by the Fund that are received by non-U.S. Shareholders are generally exempt from U.S. federal withholding tax when they (a) are paid by the Fund in respect of the Fund’s “qualified net interest income” (i.e., the Fund’s U.S. source interest income, subject to certain exceptions, reduced by expenses that are allocable to such income), or (b) are paid by the Fund in connection with the Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gains over the Fund’s long-term capital losses for such tax year). Depending on the circumstances, the Fund may report all, some or none of the Fund’s potentially eligible distributions as derived from such qualified net interest income or from such qualified short-term capital gains, and a portion of such distributions (e.g., derived from interest from non-U.S. sources or any foreign currency gains) would be ineligible for this potential exemption from withholding. Moreover, in the case of Shares held through an intermediary, the intermediary may have withheld amounts even if the Fund reported all or a portion of a distribution as exempt from U.S. federal withholding tax. To qualify for this exemption from withholding, a non-U.S. Shareholder must comply with applicable certification requirements relating to its non-U.S. tax residency status (including, in general, furnishing an IRS Form W-8BEN, IRS Form W-8BEN-E, IRS Form W-8ECI, IRS Form W-8IMY or IRS Form W-8EXP, or an acceptable substitute or successor form). Thus, an investment in the Shares by a non-U.S. Shareholder may have adverse tax consequences as compared to a direct investment in the assets in which the Fund will invest.

Income Effectively Connected. If the income from the Fund is “effectively connected” with a U.S. trade or business carried on by a non-U.S. Shareholder, the Fund will not be required to withhold U.S. federal tax if the non-U.S. Shareholder complies with applicable certification and disclosure requirements, although such income will be subject to U.S. federal income tax in the manner described as follows. Any distributions of “investment company taxable income,” capital gains distributions, amounts retained by the Fund that are designated as undistributed capital gains and any gains realized upon the sale or exchange of Shares will be subject to U.S. income tax, on a net income basis, in the same manner, and at the graduated rates applicable to, U.S. persons. If such a non-U.S. Shareholder is a corporation, it may also be subject to the U.S. branch profits tax.

A non-U.S. Shareholder other than a corporation may be subject to backup withholding on net capital gains distributions that are otherwise exempt from withholding tax or on distributions that would otherwise be taxable at a reduced treaty rate if such Shareholder does not certify its non-U.S. status under penalties of perjury or otherwise establish an exemption.

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If the Fund distributes net capital gains in the form of deemed rather than actual distributions, a non-U.S. Shareholder will be entitled to a U.S. federal income tax credit or tax refund equal to the Shareholder’s allocable share of the tax the Fund pays on the capital gains deemed to have been distributed. To obtain the refund, the non-U.S. Shareholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the non-U.S. Shareholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a federal income tax return.

Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or invested in additional shares pursuant to the DRP. A non-U.S. Shareholder receiving distributions in the form of additional shares will generally be treated as receiving a distribution in the amount of the fair market value of the distributed shares. If the distribution is subject to withholding tax as described above, only the net after-tax amount will be reinvested in additional shares. If the distribution is “effectively connected” with a U.S. trade or business of the non-U.S. Shareholder (and, if required by an applicable tax treaty, is attributable to a U.S. permanent establishment of the non-U.S. Shareholder), and the non-U.S. Shareholder complies with the applicable certification and disclosure requirements, the full amount of the distribution generally will be reinvested in additional shares and will nevertheless be subject to U.S. federal income tax at the rates and in the manner applicable to U.S. persons generally. The additional shares received by a non-U.S. Shareholder pursuant to the DRP will have a new holding period commencing on the day following the day on which the shares were credited to the non-U.S. Shareholder’s account.

Under the Foreign Account Tax Compliance Act provisions of the Code, the Fund is required to withhold U.S. tax (at the applicable rate) on payments of taxable dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements in the Code designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether withholding is required.

The tax consequences to a non-U.S. Shareholder entitled to claim the benefits of an applicable U.S. tax treaty may differ from those described herein. Non-U.S. Shareholders are advised to consult their tax advisors with respect to the particular tax consequences to them of an investment in the Fund, including the potential application of the U.S. estate tax.

Other Taxes

Shareholders may be subject to state, local and non-U.S. taxes applicable to their investment in the Fund. In those states or localities, entity-level tax treatment and the treatment of distributions made to Shareholders under those jurisdictions’ tax laws may differ from the treatment under the Code. Accordingly, an investment in Shares may have tax consequences for Shareholders that are different from those of a direct investment in the Fund’s portfolio investments. Shareholders are advised to consult their tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

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ERISA CONSIDERATIONS

Employee benefit plans and other plans subject to ERISA or the Code, including corporate savings and 401(k) plans, IRAs and Keogh Plans (each, an “ERISA Plan”) may purchase Shares. ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, prohibited transactions and other standards. Because the Fund is registered as an investment company under the 1940 Act, the underlying assets of the Fund will not be considered to be “plan assets” of any ERISA Plan investing in the Fund for purposes of the fiduciary responsibility and prohibited transaction rules under Title I of ERISA or Section 4975 of the Code. Thus, none of the Fund or the Adviser will be a fiduciary within the meaning of ERISA or Section 4975 of the Code with respect to the assets of any ERISA Plan that becomes a Shareholder, solely as a result of the ERISA Plan’s investment in the Fund.

The provisions of ERISA are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA contained herein is, of necessity, general and may be affected by future publication of regulations and rulings. Potential investors should consult their legal advisors regarding the consequences under ERISA of an investment in the Fund through an ERISA Plan.

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[ANTI-TAKEOVER PROVISIONS IN THE DECLARATION OF TRUST

The Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of the Board. These provisions may have the effect of discouraging attempts to acquire control of the Fund, which attempts could have the effect of increasing the expenses of the Fund and interfering with the normal operation of the Fund. The Trustees are elected for indefinite terms and do not stand for reelection. A Trustee may be removed from office with cause only by action taken by a majority of the remaining Trustees (or, in the case of an Independent Trustee, only by action taken by a majority of the remaining Independent Trustees). The Declaration of Trust does not contain any other specific inhibiting provisions that would operate only with respect to an extraordinary transaction such as a merger, reorganization, tender offer, sale or transfer of substantially all of the Fund’s assets, or liquidation. Reference should be made to the Declaration of Trust on file with the SEC for the full text of these provisions.]

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PLAN OF DISTRIBUTION

[●] (the “Distributor”), located at [●], serves as the Fund’s principal underwriter and acts as the Distributor of the Fund’s Shares on a best-efforts basis, subject to various conditions. The Fund’s Shares are offered through the Distributor at a price equal to the then-current NAV per share, plus any applicable sales load, which is calculated as of the close of business on the last business day of the immediately preceding month. Shares may be purchased as of the first business day of each month. While the Fund intends to have monthly closings, the Board reserves the right in its sole discretion to suspend monthly closings from time to time when it believes it is in the best interests of the Fund. If monthly closings are suspended, the Fund will return any uninvested funds held in escrow to investors. The Distributor also may enter into agreements with Financial Intermediaries for the sale and servicing of the Fund’s Shares. While Class A, Class I and Class M Shares do not impose a front-end sales charge, if you purchase Class A, Class I or Class M Shares through certain financial firms, such firms may directly charge you transaction or other fees in such amount as they may determine, provided that such firms limit such charges to a 1.50% cap for Class A Shares and a 3.50% cap for Class M Shares. Please consult your financial firm for additional information. In reliance on Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”), the Fund intends to offer its Shares, on a continual basis, through the Distributor. The Distributor is not required to offer any specific number or dollar amount of the Fund’s Shares. Shares of the Fund will not be listed on any national securities exchange and the Distributor will not act as a market maker in Fund Shares. The Distributor is not affiliated with the Adviser or its affiliates. The Fund has agreed to indemnify the Distributor for losses arising out of or relating to: the Distributor’s service as principal underwriter; the Fund’s breach of any of its obligations, representations, warranties or covenants in the agreement with the Distributor or the Fund’s failure to comply with applicable securities laws or regulations; and claims that the registration statement or certain other materials knowingly include or included an untrue statement of material fact or omitted to state a material fact required to be stated or necessary to make the statements not misleading, unless such statement or omission was made in reliance upon written information furnished by the Distributor; and provided that the Distributor shall not be protected against liability to which the Distributor would otherwise be subject by reason of its willful misfeasance, bad faith, breach of confidentiality or gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the agreement.

The Adviser or its affiliates, in the Adviser’s or its affiliates’ discretion and from their own legitimate resources, may pay Additional Compensation to Financial Intermediaries in connection with the sale of Fund Shares. Blackstone or its affiliates, from their own legitimate resources, may also pay such Additional Compensation to Financial Intermediaries and/or pay or reimburse amounts to the Adviser or its affiliates in connection with the Adviser’s or its affiliates’ payment of such Additional Compensation. In return for the Additional Compensation, the Fund may receive certain marketing advantages including access to a Financial Intermediary’s registered representatives, placement on a list of investment options offered by a Financial Intermediary, or the ability to assist in training and educating a Financial Intermediary. The Additional Compensation may differ among Financial Intermediaries in amount or in the manner of calculation. Payments of Additional Compensation may be fixed dollar amounts, or based on the aggregate value of outstanding Shares held by Shareholders introduced by the Financial Intermediary, or determined in some other manner. The receipt of Additional Compensation by a selling Financial Intermediary may create potential conflicts of interest for that Financial Intermediary by incentivizing the Financial Intermediary to recommend the Fund to investors over other potential investments. Additionally, the Fund pays a servicing fee to the Financial Intermediaries or financial institutions and for providing ongoing services in respect of clients with whom it has distributed Shares of the Fund. Such services may include electronic processing of client orders, electronic fund transfers between clients and the Fund, account reconciliations with the Fund’s transfer agent, facilitation of electronic delivery to clients of Fund documentation, monitoring client accounts for back-up withholding and any other special tax reporting obligations, maintenance of books and records with respect to the foregoing, and such other information and ongoing liaison services as the Fund or the Adviser may reasonably request. Separately, Blackstone may provide assistance, without additional compensation, to the Adviser in support of the distribution of the Fund.

Additional Payments for Certain Financial Intermediary Services

In addition to the payments described above and elsewhere in this prospectus, further amounts are in certain circumstances paid by the Fund to Financial Intermediaries for providing services that may be referred to under a variety of descriptions, including sub-accounting, sub-transfer agency or administrative services. Such services may include, but are not limited to, the following services: providing recordkeeping and other administrative services; maintaining records of and facilitating Shareholder purchases or repurchases of the Fund’s Shares; and processing and mailing transaction confirmations, periodic statements, prospectuses, Shareholder reports, Shareholder notices and other SEC-required communications to Shareholders. The actual services provided, and the payments made for such services, vary from firm to firm and, in some instances, can vary with respect to a single firm according to investment channel. In some cases, the levels of such payments may vary by share class of the Fund and may relate to advisory fees, total annual operating expenses or other payments made by the applicable share class to the Adviser or Wellington Fund Services LLC (“WFS”), the Fund’s administrator. These payments, taken together in the aggregate, may be material to Financial Intermediaries relative to other compensation paid by the Fund and/or the Adviser or WFS and may be in addition to any (a) distribution and/or shareholder servicing (12b-1) fees and (b) Additional Compensation.

98

Purchasing Shares

Class A, Class I and Class M Shares of the Fund may be purchased on a monthly basis through Financial Intermediaries offering such Shares. Such Financial Intermediaries are authorized to designate other intermediaries to receive purchase orders on the Fund’s behalf. Orders will be priced at the appropriate price next computed after it is received by a Financial Intermediary and accepted by the Fund. The Fund will be deemed to have received a purchase order when a Financial Intermediary or, if applicable, a Financial Intermediary’s authorized designee, receives the request in good order and the Fund is in receipt. A purchase order from the client of a Financial Intermediary is not received in “good order” by such Financial Intermediary unless and until a confirmation of such order is passed back from the Distributor, the Fund, or their delegate to the broker who submitted the order, which may not occur until the business day immediately following the business day on which the purchase order was submitted by the client to such Financial Intermediary or at another time determined by the Fund or the Financial Intermediary. A Financial Intermediary may hold Shares in an omnibus account in the Financial Intermediary’s name or the Financial Intermediary may maintain individual ownership records. The Fund may pay the Financial Intermediary for maintaining individual ownership records as well as providing other shareholder services. Financial Intermediaries may charge fees for the services they provide in connection with processing your transaction order or maintaining an investor’s account with them. Investors should check with their Financial Intermediary to determine if it is subject to these arrangements. Financial Intermediaries are responsible for placing orders correctly and promptly with the Fund, forwarding payment promptly. The Fund accepts initial and additional purchases of Shares as of the first business day of each calendar month (the “acceptance date”). Purchases are generally subject to the receipt of cleared funds on or prior to the acceptance date. An investor who misses the acceptance date will have the effectiveness of his, her or its investment in the Fund delayed until the following month.

While Class A, Class I and Class M Shares are not subject to a front-end sales charge, if you purchase Class A, Class I or Class M Shares through certain financial firms, such firms may directly charge you transaction or other fees in such amount as they may determine, provided that such firms limit such charges to a 1.50% cap for Class A Shares and a 3.50% cap for Class M Shares. Please consult your financial firm for additional information. Investors in Class A Shares may be subject to purchase deadlines set by their Financial Intermediary. Financial Intermediaries who miss Fund deadlines on behalf of their clients on any day may have their purchases delayed until the next day that the Fund accepts purchases orders.

If an investment is made through an IRA, Keogh plan or 401(k) plan, an approved trustee must process and forward the subscription to the Fund. In such case, the Fund will send the confirmation and notice of its acceptance to the trustee.

Exchanging Shares

Exchanges from one class of Shares to another class of Shares are generally not permitted. Upon request, the Fund may, in its discretion, permit a current Shareholder to exchange his or her shares to another class of Shares in a non-taxable transaction; provided that such Shareholder meets the requirements of the new Share class.

99

Share Class Considerations

When selecting a Share class, you should consider the following:

●	which Share classes are available to you;
●	how much you intend to invest;
●	how long you expect to own the Shares; and
●	total costs and expenses associated with a particular Share class.

Each investor’s financial considerations are different. You should speak with your Financial Intermediary to help you decide which Share class is best for you. Not all Financial Intermediaries offer all classes of Shares. If your Financial Intermediary offers more than one class of Shares, you should carefully consider which class of Shares to purchase.

Distribution and/or Shareholder Service Expenses

The Fund has adopted a “Distribution and Shareholder Services Plan” with respect to its Class A and Class M Shares under which the Fund may compensate financial industry professionals for distribution-related expenses, if applicable, and providing ongoing services in respect of clients with whom they have distributed Shares of the Fund. Such services may include electronic processing of client orders, electronic fund transfers between clients and the Fund, account reconciliations with the Fund’s transfer agent, facilitation of electronic delivery to clients of Fund documentation, monitoring client accounts for back-up withholding and any other special tax reporting obligations, maintenance of books and records with respect to the foregoing, and such other information and liaison services as the Fund or the Adviser may reasonably request. Under the Distribution and Shareholder Services Plan, the Fund, with respect to Class A and Class M, may incur expenses on an annual basis equal to [●] and [●]%, respectively, of its monthly net assets. With respect to Class A Shares, the entire fee is characterized as a “shareholder servicing fee.” With respect to Class M Shares, up to [●]% of the fee is characterized as a “distribution fee” and up to [●]% is characterized as a “shareholder servicing fee.”

The Distribution and Shareholder Services Plan operates in a manner consistent with Rule 12b-1 under the 1940 Act, which regulates the manner in which an open-end investment company may directly or indirectly bear the expenses of distributing its shares. Although the Fund is not an open-end investment company, it has undertaken to comply with the terms of Rule 12b-1 as a condition of an exemptive order under the 1940 Act which permits it to have asset-based distribution fees.

100

DISTRIBUTIONS

[The Fund intends to make a distribution [●] to its Shareholders of the net investment income of the Fund after payment of Fund operating expenses. The dividend rate may be modified by the Board from time to time.

To the extent that any portion of the Fund’s distributions are considered a return of capital to Shareholders, such portion would not be considered dividends for U.S. federal income tax purposes, and would represent a return of the amounts that such Shareholders invested. Although such return of capital distributions are not currently taxable to Shareholders, such distributions will have the effect of lowering a Shareholder’s tax basis in such Shares, and could result in a higher tax liability when the Shares are sold, even if they have not increased in value, or in fact, have lost value. The Fund’s final distribution for each tax year is expected to include any remaining investment company taxable income and net tax-exempt income (if any) undistributed during the tax year, as well as any undistributed net capital gain realized during the tax year. If the total distributions made in any tax year exceed investment company taxable income, net tax-exempt income (if any) and net capital gain, such excess distributed amount would be treated as ordinary dividend income only to the extent of the Fund’s current and accumulated earnings and profits. This distribution policy, may, under certain circumstances, have adverse consequences to the Fund and its Shareholders because it may result in a return of capital resulting in less of a Shareholder’s assets being invested in the Fund and, over time, increase the Fund’s expense ratio. The distribution policy also may cause the Fund to sell securities at a time it would not otherwise do so to manage the distribution of income and gain. The initial distribution will be declared on a date determined by the Board.

Each year, a statement on Form 1099-DIV or Form 1099-B, as applicable, identifying the sources of the distributions (i.e., paid from ordinary income, paid from net capital gains on the sale of securities, and/or a return of capital, which is a nontaxable distribution) will be furnished to Shareholders subject to IRS reporting. Fund ordinary distributions may exceed the Fund’s earnings, especially during the period before the Fund has substantially invested the proceeds from this offering. To the extent that the Fund pays distributions that constitute a return of capital for U.S. federal income tax purposes, it will lower an investor’s tax basis in his or her Shares. A return of capital generally is a return of an investor’s investment rather than a return of earnings or gains derived from the Fund’s investment activities. There can be no assurance that the Fund will be able to pay distributions at a specific rate or at all.

As discussed in the “Tax Aspects” section, to qualify for and maintain RIC tax treatment, the Fund is required to distribute on a timely basis with respect to each tax year dividends for U.S. federal income tax purposes of an amount at least equal to the sum of 90% of “investment company taxable income” and net tax-exempt interest income (if any), determined without regard to any deduction for dividends paid, for such tax year. To avoid certain excise taxes imposed on RICs, the Fund is required to distribute in respect of each calendar year dividends of an amount at least equal to the sum of (1) 98% of ordinary income (taking into account certain deferrals and elections) for the calendar year, (2) 98.2% of capital gain net income (adjusted for certain ordinary losses) generally for the one-year period ending on October 31 of the calendar year and (3) any ordinary income and capital gain net income for previous calendar years that were not distributed during such calendar years and on which the Fund paid no U.S. federal income tax. The Fund can offer no assurance that it will achieve results that will permit the payment of any cash distributions. If the Fund issues senior securities, the Fund will be prohibited from making distributions if doing so causes it to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of the Fund’s borrowings. Any such limitations would adversely impact the Fund’s ability to make distributions to Shareholders.]

Dividend Reinvestment Plan

The Fund will operate under the DRP administered by the Transfer Agent. Pursuant to the DRP, the Fund’s Distributions, net of any applicable U.S. withholding tax, are reinvested in the same class of Shares of the Fund.

Shareholders automatically participate in the DRP, unless and until an election is made to withdraw from the DRP on behalf of such participating Shareholder. A Shareholder who does not wish to have Distributions automatically reinvested may terminate participation in the DRP by written instructions to that effect to the Transfer Agent. Shareholders who elect not to participate in the DRP will receive all distributions in cash paid to the Shareholder of record (or, if the Shares are held in street or other nominee name, then to such nominee). Under the DRP, the Fund’s Distributions to Shareholders are automatically reinvested in full and fractional Shares as described below.

When the Fund declares a Distribution, the Transfer Agent, on the Shareholder’s behalf, will receive additional authorized Shares from the Fund either newly issued or repurchased from Shareholders by the Fund. The number of Shares to be received when Distributions are reinvested will be determined by dividing the amount of the Distribution by the Fund’s NAV per share.

101

The Transfer Agent will maintain all Shareholder accounts and furnish written confirmations of all transactions in the accounts, including information needed by Shareholders for personal and tax records. The Transfer Agent will hold Shares in the account of the Shareholders in non-certificated form in the name of the participant, and each Shareholder’s proxy, if any, will include those Shares purchased pursuant to the DRP. Each participant, nevertheless, has the right to request certificates for whole and fractional Shares owned. The Fund will issue certificates in its sole discretion. The Transfer Agent will distribute all proxy solicitation materials, if any, to participating Shareholders.

In the case of Shareholders, such as banks, brokers or nominees, that hold Shares for others who are beneficial owners participating under the DRP, the Transfer Agent will administer the DRP on the basis of the number of Shares certified from time to time by the record shareholder as representing the total amount of Shares registered in the Shareholder’s name and held for the account of beneficial owners participating under the DRP.

Neither the Transfer Agent nor the Fund shall have any responsibility or liability beyond the exercise of ordinary care for any action taken or omitted pursuant to the DRP, nor shall they have any duties, responsibilities or liabilities except such as expressly set forth herein. Neither shall they be liable hereunder for any act done in good faith or for any good faith omissions to act, including, without limitation, failure to terminate a participant’s account prior to receipt of written notice of his or her death or with respect to prices at which Shares are purchased or sold for the participants account and the terms on which such purchases and sales are made, subject to applicable provisions of the federal securities laws.

The automatic reinvestment of Distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Distributions. See “Tax Aspects.”

The Fund reserves the right to amend or terminate the DRP upon 30 days’ notice to Shareholders. There is no direct service charge to participants with regard to purchases under the DRP; however, the Fund reserves the right to amend the DRP to include a service charge payable by the participants.

All correspondence concerning the DRP should be directed to the Transfer Agent at [●]. Certain transactions can be performed by calling the toll free number [●].

102

FISCAL YEAR; REPORTS

For accounting purposes, the Fund’s fiscal year and tax year is expected to end on [●]. As soon as practicable after the end of each calendar year, a statement on Form 1099-DIV or Form 1099-B, as applicable, identifying the sources of the distributions paid by the Fund to Shareholders for tax purposes will be furnished to Shareholders subject to IRS reporting. In addition, the Fund will prepare and transmit to Shareholders an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act.

103

INQUIRIES

Inquiries concerning the Fund and the Shares should be directed to the Fund at [●].

104

105

Investors should rely only on the information contained in this prospectus. No dealer, salesperson or other individual has been authorized to give any information or to make any representations that are not contained in this prospectus. If any such information or statements are given or made, investors should not rely upon such information or representations. This prospectus does not constitute an offer to sell any securities other than those to which this prospectus relates, or an offer to sell to, or a solicitation of an offer to buy from, any person in any jurisdiction where such an offer or solicitation would be unlawful. This prospectus speaks as of the date set forth below. Investors should not assume that the delivery of this prospectus or that any sale made pursuant to this prospectus implies that the information contained in this prospectus will remain fully accurate and correct as of any time subsequent to the date of this prospectus.

WVB BLACKSTONE ALL PRIVATES FUND

SHARES OF BENEFICIAL INTEREST

PROSPECTUS

[●], 2026

106

Preliminary Statement of Additional Information

Dated February 26, 2026

Subject to Completion

The information in this preliminary statement of additional information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This preliminary statement of additional information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

WVB BLACKSTONE ALL PRIVATES FUND

SHARES OF BENEFICIAL INTEREST

Class A Shares

Class I Shares

Class M Shares

Statement of Additional Information

[●], 2026

WVB Blackstone All Privates Fund (the “Fund”) is a newly organized Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company and is operated as a “tender offer fund.” Wellington Management Company LLP (the “Adviser” or “WMC”) serves as the investment adviser to the Fund. The Fund’s investment objective is to seek to provide attractive risk adjusted returns. There can be no assurance that the Fund will achieve its investment objective.

This Statement of Additional Information (the “Statement of Additional Information”) is not a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by the applicable Prospectus. This Statement of Additional Information should be read in conjunction with the applicable Prospectus, a copy of which may be obtained upon request and without charge by writing to the Fund at WVB Blackstone All Privates Fund c/o [●] or by calling [●] or by accessing the Fund’s website at [website]. The information on the website is not incorporated by reference into this Statement of Additional Information and investors should not consider it a part of this Statement of Additional Information. The Prospectus, and other information about the Fund, are also available on the U.S. Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov. The address of the SEC’s website is provided solely for the information of prospective investors and is not intended to be an active link.

Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the applicable Prospectus.

INVESTMENT OBJECTIVE, POLICIES AND RISKS

The following disclosure supplements the disclosure set forth under the caption “Types of Investments and Related Risks” in the applicable Prospectus and does not, by itself, present a complete or accurate explanation of the matters disclosed. Prospective investors must refer also to “Types of Investments and Related Risks” in the applicable Prospectus for a complete presentation of the matters disclosed below.

Cash Equivalents and Short-Term Debt Securities Short-term debt securities are defined to include, without limitation, the following: (1) U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government securities include securities issued by: (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration and Government National Mortgage Association, the securities of which are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks and Tennessee Valley Authority, the securities of which are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, the securities of which are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, the securities of which are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate. The economic crisis in the United States during 2008 and 2009 negatively impacted government-sponsored entities. As the real estate market deteriorated through declining home prices and increasing foreclosure, government-sponsored entities, which back the majority of U.S. mortgages, experienced extreme volatility, and in some cases, a lack of liquidity. The Adviser will monitor developments and seek to manage the Fund’s portfolio in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that it will be successful in doing so.

(2) Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Certificates of deposit purchased by the Fund may not be fully insured by the Federal Deposit Insurance Corporation.

(3) Repurchase agreements, which involve purchases of debt securities. At the time the Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. The Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers’ acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The Adviser will monitor the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The Adviser will do so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

(4) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Fund at any time. The Adviser will consider the financial condition of the corporation (e.g., earning power, cash flow and other liquidity ratios) and will monitor the corporation’s ability to meet all of its financial obligations because the Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a major rating agency and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

B-1

When-Issued and Forward Commitment Securities

An Underlying Fund may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis to acquire the security or to hedge against anticipated changes in interest rates and prices. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date. If an Underlying Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it might incur a gain or loss.

The SEC rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies permits an Underlying Fund that is registered under the 1940 Act or a business development company to invest in a security on a when-issued or forward-settling basis, or with a non-standard settlement cycle, and the transaction will be deemed not to involve a senior security (as defined under Section 18(g) of the 1940 Act), provided that, (i) the Underlying Fund intends to physically settle the transaction and (ii) the transaction will settle within 35 days of its trade date (the “Delayed-Settlement Securities Provision”). An Underlying Fund may otherwise engage in when-issued, forward-settling and non-standard settlement cycle securities transactions that do not meet the conditions of the Delayed-Settlement Securities Provision so long as the Underlying Fund treats any such transaction as a “derivatives transaction” for purposes of compliance with the rule.

There is always a risk that the securities may not be delivered and that an Underlying Fund may incur a loss.

Securities purchased on a forward commitment or when-issued basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public’s perception of the creditworthiness of the issuer and changes, actual or anticipated, in the level of interest rates. Securities purchased on a forward commitment or when-issued basis may expose an Underlying Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued basis can involve the additional risks that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment or when-issued basis when an Underlying Fund is fully invested may result in greater potential fluctuation in the Underlying Fund’s net asset value (“NAV”).

The risks and effect of settlements in the ordinary course on an Underlying Fund’s NAV are not the same as the risks and effect of when-issued and forward commitment securities.

The purchase price of when-issued and forward commitment securities are expressed in yield terms, which reference a floating rate of interest, and is therefore subject to fluctuations of the security’s value in the market from the date of an Underlying Fund’s commitment (the “Commitment Date”) to the date of the actual delivery and payment for such securities (the “Settlement Date”). There is a risk that, on the Settlement Date, an Underlying Fund’s payment of the final purchase price, which is calculated on the yield negotiated on the Commitment Date, will be higher than the market’s valuation of the security on the Settlement Date. This same risk is also borne if an Underlying Fund disposes of its right to acquire a when-issued security, or its right to deliver or receive a forward commitment security, and there is a downward market movement in the value of the security from the Commitment Date to the Settlement Date. In some instances, no income accrues to an Underlying Fund during the period from the Commitment Date to the Settlement Date. On the other hand, an Underlying Fund may incur a gain if the Underlying Fund invests in when-issued and forward commitment securities and correctly anticipates the rise in interest rates and prices in the market.

The settlements of secondary market purchases of senior loans in the ordinary course, on a settlement date beyond the period expected by loan market participants (i.e., T+7 for par loans and T+20 for distressed loans, in other words more than seven or twenty business days beyond the trade date, respectively) are subject to the delayed compensation mechanics prescribed by the Loan Syndications and Trading Association (“LSTA”). For par loans, income accrues to the buyer of the senior loan (the “Buyer”) during the period beginning on the last date by which the senior loan purchase should have settled (T+7) to and including the actual settlement date. Should settlement of a par senior loan purchase in the secondary market be delayed beyond the T+7 period prescribed by the LSTA, the Buyer is typically compensated for such delay through a payment from the seller of the senior loan (this payment may be netted from the wire released on settlement date for the purchase price of the senior loan paid by the Buyer). In brief, the adjustment is typically calculated by multiplying the notional amount of the trade by the applicable margin in the Loan Agreement prorated for the number of business days (calculated using a year of 360 days) beyond the settlement period prescribed by the LSTA, plus any amendment or consent fees that the buyer should have received. Furthermore, the purchase of a senior loan in the secondary market is typically negotiated and finalized pursuant to a binding trade confirmation, and therefore, the risk of non-delivery of the security to an Underlying Fund is reduced or eliminated when compared with such risk when investing in when-issued or forward commitment securities.

B-2

Distressed Situations

An Underlying Fund may invest in distressed securities, which are securities and obligations of companies that are experiencing financial or business difficulties, and may also seek to acquire securities portfolios from such companies. “Distressed situation” investments may result in significant returns, but also involve a substantial degree of risk. Investments of this type may involve substantial financial and business risks that can result in substantial or at times even total losses. Among the risks inherent in investments in troubled entities is the fact that it frequently may be difficult to obtain information as to the true condition of, or securities portfolios held by, such issuers. Such investments also may be adversely affected by laws relating to, among other things, fraudulent transfers and other voidable transfers or payments, lender liability, and a tribunal’s power to disallow, reduce, subordinate, or disenfranchise particular claims. The market prices of such securities are also subject to abrupt and erratic market movements and above-average price volatility, and the spread between the bid and asked prices of such securities may be greater than those prevailing in other securities markets. It may take a number of years for the market price of such securities to reflect their intrinsic value. In liquidation (both in and out of bankruptcy) and other forms of corporate reorganization, there exists the risk that the reorganization either will be unsuccessful (due to, for example, failure to obtain requisite approvals), will be delayed (e.g., until various liabilities, actual or contingent, have been satisfied) or will result in a distribution of cash or a new security the value of which will be less than the purchase price to an Underlying Fund of the security.

Covenant-Lite Loans

An Underlying Fund may invest in “covenant-lite” loans. Certain financial institutions may define “covenant-lite” loans differently, but such obligations generally contain fewer financial maintenance covenants (or no maintenance covenants at all), including terms that allow the lender to monitor the financial performance of the borrower and declare a default if certain criteria are breached. In addition, covenant-lite loans may have specific tranches that contain fewer or no restrictive covenants. While these loans may still contain other collateral protections, a covenant-lite loan may carry more risk than a covenant-heavy loan made by the same borrower as it does not require the borrower to provide affirmation that certain specific financial tests have been satisfied on a routine basis as is required under a covenant-heavy loan agreement. An Underlying Fund may experience relatively greater realized or unrealized losses or delays in enforcing its rights on its holdings of certain covenant-lite loans than its holdings of loans with the usual covenants.

Non-Performing Loans

An Underlying Fund may invest in non-performing and sub-performing loans that often involve workout negotiations, restructuring and the possibility of foreclosure. These processes are often lengthy and expensive. In addition, an Underlying Fund’s investments may include securities and debt obligations of financially distressed issuers, including companies involved in bankruptcy or other reorganization and liquidation proceedings. As a result, an Underlying Fund’s investments may be subject to additional bankruptcy related risks and returns on such investments may not be realized for a considerable period of time.

Limited Amortization Requirements

An Underlying Fund may invest in loans that have limited mandatory amortization requirements. While these loans may obligate an issuer to repay the loan out of asset sale proceeds or with annual excess cash flow, repayment requirements may be subject to substantial limitations that would allow an issuer to retain such asset sale proceeds or cash flow, thereby extending the expected weighted average life of the investment. In addition, a low level of amortization of any debt over the life of the investment may increase the risk that the issuer will not be able to repay or refinance the loans held by an Underlying Fund when it matures.

B-3

Nature of Certain Investments

An Underlying Fund generally expects to invest in loans, debt obligations, securities and assets that are inefficiently priced as a result of business, financial, market or legal uncertainties. There is typically no market for certain types of loans and debt an Underlying Fund may purchase. The level of analytical sophistication, both financial and legal, necessary for successful returns on such investments is unusually high. There can be no assurance that an Underlying Fund’s manager will evaluate correctly the nature and magnitude of the various factors that could affect the value of the Underlying Fund’s investments. In particular, an Underlying Fund may purchase securities and other obligations of companies that are experiencing significant financial or business distress, including companies involved in bankruptcy or other reorganization and liquidation proceedings. Many of these securities typically remain unpaid unless and until the company reorganizes and/or emerges from bankruptcy proceedings. In addition, it frequently may be difficult to obtain information as to the conditions of these securities. The market prices of these securities are also subject to abrupt and erratic market movements and above average price volatility, and the spread between the bid and asked prices of such securities may be greater than normally expected. Although such investments may result in significant returns to an Underlying Fund, they involve a substantial degree of risk and may not show any return for a considerable period of time, if at all. Sourcing, diligence, structuring and governance of private distressed investments require consideration of factors that are often not present in standard private equity investing or investments in the senior and secured debt of financially sound companies. If an Underlying Fund manager’s evaluation of the anticipated outcome of an investment situation should prove incorrect, the Underlying Fund could experience losses. There is no assurance that an Underlying Fund will correctly evaluate the value of the assets collateralizing the Underlying Fund’s investments or the prospects for a successful reorganization or similar action in respect of any company. In any reorganization or liquidation proceeding relating to a company in which an Underlying Fund invests, the Underlying Fund may lose its entire investment, may be required to accept cash or securities with a value less than the Underlying Fund’s original investment and/or may be required to accept payment over an extended period of time.

Nature of Bankruptcy Proceedings

An Underlying Fund may invest in the securities and obligations of distressed and bankrupt issuers, including debt obligations that are in covenant or payment default. Such investments generally are considered speculative. The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid, if at all, only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments and the amount of any recovery may be affected by the relative security of an Underlying Fund’s investment in the capital structure of the issuer. Certain debt securities in which an Underlying Fund invests could be subject to U.S. federal, state or non-U.S. bankruptcy laws or fraudulent transfer or conveyance laws, if such securities were issued with the intent of hindering, delaying or defrauding creditors or, in certain circumstances, if the issuer receives less than reasonably equivalent value or fair consideration in return for issuing such securities. In addition, under certain circumstances, payments to an Underlying Fund may be reclaimed if any such payment or distribution is later determined to have been a fraudulent conveyance or a preferential payment. If an Underlying Fund its manager are found to have interfered with the affairs of a company in which an Underlying Fund holds a debt investment, to the detriment of other creditors or investors of such company, the Underlying Fund may be held liable for damages to injured parties or a bankruptcy court. Moreover, such debt may be disallowed or subordinated to the claims of other creditors or treated as equity.

There are a number of significant risks arising out of investments in companies involved in bankruptcy proceedings, including, but not limited to, the following: First, many events in a bankruptcy are the product of contested matters and adversary proceedings that are beyond the control of the creditors. Second, a bankruptcy filing may have adverse and permanent effects on a company. For instance, the company may lose its market position and key employees or otherwise become incapable of emerging from bankruptcy and restoring itself as a viable entity. Further, if the bankruptcy proceeding is converted to a liquidation, the liquidation value of the company may not equal the liquidation value that was believed to exist at the time of the investment. Third, the duration of a bankruptcy proceeding is difficult to predict. A creditor’s return on investments can be adversely affected by delays while a plan of reorganization is being negotiated, approved by the creditors and confirmed by the bankruptcy court, and until such time as such plan ultimately becomes effective.

B-4

DIP Loans

An Underlying Fund may invest in debtor-in-possession (“DIP”) loans. DIP loans involve a fundamental credit risk based on the borrower’s ability to make principal and interest payments and the inherent risks in the bankruptcy process. DIP loans are subject to a court approval process in which parties-in-interest may be heard but there can be no assurance that an Underlying Fund would be successful in obtaining favorable results. If the calculations of an Underlying Fund’s manager as to the outcome or timing of a reorganization are inaccurate, a company that has filed for bankruptcy may not be able to make payments on a DIP loan on time or at all. In addition, DIP loans may be privately negotiated transactions, each of which has individualized terms. These positions may be illiquid and difficult to value. DIP loans may be subject to price volatility due to various factors including, but not limited to, changes in interest rates, market perception of the creditworthiness of the borrower and general market liquidity.

Rediscount Loans

Rediscount loans may present risks similar to those of the other types of loans in which an Underlying Fund may invest and, in fact, such risks may be of greater significance in the case of rediscount loans. Moreover, investing in rediscount loans may entail a variety of unique risks. Among other risks, rediscount loans may be subject to prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk. In addition, the performance of a rediscount loan will be affected by a variety of factors, including its priority in the capital structure of the obligor thereof, the availability of any credit enhancement, the level and timing of payments and recoveries on the underlying receivables, loans or other assets that are being collateralized, remoteness of those assets from the originator or transferor, the adequacy of and ability to realize upon any related collateral and the capability of the servicer of the relevant assets.

Warehouse Investment Risk

An Underlying Fund may invest in warehouses, which are financing structures created prior to and in anticipation of collateralized loan obligation (“CLO”) or collateralized debt obligation (“CDO”) closings and issuing securities and are intended to aggregate direct loans, corporate loans and/or other debt obligations that may be used to form the basis of CLO or CDO vehicles. To finance the acquisition of a warehouse’s assets, a financing facility (a “Warehouse Facility”) is often opened by (i) the entity or affiliates of the entity that will become the collateral manager of the CLO or CDO upon its closing and/or (ii) third-party investors that may or may not invest in the CLO or CDO. The period from the date that a warehouse is opened and asset accumulation begins to the date that the CLO or CDO closes is commonly referred to as the “warehousing period.” In practice, investments in warehouses (“Warehouse Investments”) are structured in a variety of legal forms, including subscriptions for equity interests or subordinated debt investments in special purpose vehicles that obtain a Warehouse Facility secured by the assets acquired in anticipation of a CLO or CDO closing.

A Warehouse Investment generally bears the risk that (i) the warehoused assets (typically senior secured corporate loans) will drop in value during the warehousing period, (ii) certain of the warehoused assets default or for another reason are not permitted to be included in a CLO or CDO and a loss is incurred upon their disposition, and (iii) the anticipated CLO or CDO is delayed past the maturity date of the related Warehouse Facility or does not close at all, and, in either case, losses are incurred upon disposition of all of the warehoused assets. In the case of (iii), a particular CLO or CDO may not close for many reasons, including as a result of a market-wide material adverse change, a manager-related material adverse change or the discretion of the manager or the underwriter.

There can be no assurance that a CLO or CDO related to Warehouse Investments will be consummated. In the event a planned CLO or CDO is not consummated, investors in a warehouse (which may include an Underlying Fund) may be responsible for either holding or disposing of the warehoused assets. Because leverage is typically used in warehouses, the potential risk of loss may be increased for the owners of Warehouse Investments. This could expose an Underlying Fund to losses, including in some cases a complete loss of all capital invested in a Warehouse Investment.

An Underlying Fund may be an investor in Warehouse Investments and in CLOs or CDOs that acquire warehoused assets, including from warehouses in which any of the Underlying Fund, other clients of the Underlying Fund’s manager or the Underlying Fund manager has directly or indirectly invested. This involves certain conflicts and risks.

The Warehouse Investments represent leveraged investments in the underlying assets of a warehouse. Therefore, the value of a Warehouse Investment is often affected by, among other things: (i) changes in the market value of the underlying assets of the warehouse; (ii) distributions, defaults, recoveries, capital gains, capital losses and prepayments on the underlying assets of the warehouse; and (iii) the prices, interest rates and availability of eligible assets for reinvestment. Due to the leveraged nature of a Warehouse Investment, a significant portion (and in some circumstances all) of the Warehouse Investments made by an Underlying Fund may not be repaid.

B-5

Other Fund Strategies

Derivatives

Futures Contracts. The Fund may enter into securities-related futures contracts, including security futures contracts, as an anticipatory hedge. The Fund’s derivative investments may include sales of futures as an offset against the effect of expected declines in securities prices and purchases of futures as an offset against the effect of expected increases in securities prices. The Fund does not enter into futures contracts which are prohibited under the CEA and will, to the extent required by regulatory authorities, enter only into futures contracts that are traded on exchanges and are standardized as to maturity date and underlying financial instrument. A security futures contract is a legally binding agreement between two parties to purchase or sell in the future a specific quantity of a security or of the component securities of a narrow-based security index, at a certain price. A person who buys a security futures contract enters into a contract to purchase an underlying security and is said to be “long” the contract. A person who sells a security futures contract enters into a contract to sell the underlying security and is said to be “short” the contract. The price at which the contract trades (the “contract price”) is determined by relative buying and selling interest on a regulated exchange.

Transaction costs are incurred when a futures contract is bought or sold and margin deposits must be maintained. To enter into a security futures contract, the Fund must deposit funds with its custodian in the name of the futures commodities merchant equal to a specified percentage of the current market value of the contract as a performance bond. Moreover, all security futures contracts are marked-to-market at least daily, usually after the close of trading. At that time, the account of each buyer and seller reflects the amount of any gain or loss on the security futures contract based on the contract price established at the end of the day for settlement purposes.

An open position, either a long or short position, is closed or liquidated by entering into an offsetting transaction (i.e., an equal and opposite transaction to the one that opened the position) prior to the contract expiration. Traditionally, most futures contracts are liquidated prior to expiration through an offsetting transaction and, thus, holders do not incur a settlement obligation. If the offsetting purchase price is less than the original sale price, a gain will be realized; if it is more, a loss will be realized. Conversely, if the offsetting sale price is more than the original purchase price, a gain will be realized; if it is less, a loss will be realized. The transaction costs must also be included in these calculations. However, there can be no assurance that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract and the Fund may not be able to realize a gain in the value of its future position or prevent losses from mounting. This inability to liquidate could occur, for example, if trading is halted due to unusual trading activity in either the security futures contract or the underlying security; if trading is halted due to recent news events involving the issuer of the underlying security; if systems failures occur on an exchange or at the firm carrying the position; or, if the position is on an illiquid market. Even if the Fund can liquidate its position, it may be forced to do so at a price that involves a large loss.

Under certain market conditions, it may also be difficult or impossible to manage the risk from open security futures positions by entering into an equivalent but opposite position in another contract month, on another market, or in the underlying security. This inability to take positions to limit the risk could occur, for example, if trading is halted across markets due to unusual trading activity in the security futures contract or the underlying security or due to recent news events involving the issuer of the underlying security.

There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract position. The Fund would continue to be required to meet margin requirements until the position is closed, possibly resulting in a decline in the Fund’s NAV. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Futures positions also may be illiquid because certain commodity exchanges limit fluctuations in certain futures contract prices during a single day by regulations referred to as “daily price fluctuation limits” or “daily limits.” Under such daily limits, during a single trading day no trades may be executed at prices beyond the daily limits. Once the price of a particular futures contract has increased or decreased by an amount equal to the daily limit, positions in that contract can neither be entered into nor liquidated unless traders are willing to effect trades at or within the limit. Futures prices have occasionally moved beyond the daily limits for several consecutive days with little or no trading. Over-the-counter instruments generally are not as liquid as instruments traded on recognized exchanges. These constraints could prevent the Fund from promptly liquidating unfavorable positions and subject the Fund to substantial losses.

B-6

Security futures contracts that are not liquidated prior to expiration must be settled in accordance with the terms of the contract. Depending on the terms of the contract, some security futures contracts are settled by physical delivery of the underlying security. At the expiration of a security futures contract that is settled through physical delivery, a person who is long the contract must pay the final settlement price set by the regulated exchange or the clearing organization and take delivery of the underlying securities. Conversely, a person who is short the contract must make delivery of the underlying securities in exchange for the final settlement price. Settlement with physical delivery may involve additional costs.

Depending on the terms of the contract, other security futures contracts are settled through cash settlement. In this case, the underlying security is not delivered. Instead, any positions in such security futures contracts that are open at the end of the last trading day are settled through a final cash payment based on a final settlement price determined by the exchange or clearing organization. Once this payment is made, neither party has any further obligations on the contract.

As noted above, margin is the amount of funds that must be deposited by the Fund to initiate futures trading and to maintain the Fund’s open positions in futures contracts. A margin deposit is intended to ensure the Fund’s performance of the futures contract. The margin required for a particular futures contract is set by the exchange on which the futures contract is traded and may be significantly modified from time to time by the exchange during the term of the futures contract.

If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund. In computing NAV, the Fund marks to market the current value of its open futures contracts. The Fund expects to earn interest income on its margin deposits.

Because of the low margin deposits required, futures contracts trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in an immediate and substantial loss or gain to the investor. For example, if at the time of purchase 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, before any deduction for the transaction costs, if the account were then closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount initially invested in the futures contract. However, the Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

In addition to the foregoing, imperfect correlation between futures contracts and the underlying securities may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. Under certain market conditions, the prices of security futures contracts may not maintain their customary or anticipated relationships to the prices of the underlying security or index. These pricing disparities could occur, for example, when the market for the security futures contract is illiquid, when the primary market for the underlying security is closed, or when the reporting of transactions in the underlying security has been delayed.

In addition, the value of a position in security futures contracts could be affected if trading is halted in either the security futures contract or the underlying security. In certain circumstances, regulated exchanges are required by law to halt trading in security futures contracts. For example, trading on a particular security futures contract must be halted if trading is halted on the listed market for the underlying security as a result of pending news, regulatory concerns or market volatility. Similarly, trading of a security futures contract on a narrow-based security index must be halted under circumstances where trading is halted on securities accounting for at least 50% of the market capitalization of the index. In addition, regulated exchanges are required to halt trading in all security futures contracts for a specified period of time when the Dow Jones Industrial Average experiences one-day declines of 10%, 20% and 30%. The regulated exchanges may also have discretion under their rules to halt trading in other circumstances, such as when the exchange determines that the halt would be advisable in maintaining a fair and orderly market.

B-7

A trading halt, either by a regulated exchange that trades security futures or an exchange trading the underlying security or instrument, could prevent the Fund from liquidating a position in security futures contracts in a timely manner, which could expose the Fund to a loss.

Each regulated exchange trading a security futures contract may also open and close for trading at different times than other regulated exchanges trading security futures contracts or markets trading the underlying security or securities. Trading in security futures contracts prior to the opening or after the close of the primary market for the underlying security may be less liquid than trading during regular market hours.

Swap Agreements. The Fund may enter into swap agreements. In a standard “swap” transaction, two parties agree to exchange the returns, differentials in rates of return or some other amount earned or realized on the “notional amount” of predetermined investments or instruments, which may be adjusted for an interest factor. Some swaps are structured to include exposure to a variety of different types of investments or market factors, such as interest rates, commodity prices, non-U.S. currency rates, mortgage securities, corporate borrowing rates, security prices, indexes or inflation rates. Swap agreements may be negotiated bilaterally and traded OTC between two parties or, in some instances, must be transacted through a futures commission merchant and cleared through a clearinghouse that serves as a central counterparty. Certain risks are reduced (but not eliminated) if a fund invests in cleared swaps. Certain standardized swaps, including certain credit default swaps, are subject to mandatory clearing, and more are expected to be in the future. The counterparty risk for cleared derivatives is generally lower than for uncleared derivatives, but cleared contracts are not risk-free.

Swap agreements may increase or decrease the overall volatility of the Fund’s investments and the price of Fund Shares. The performance of swap agreements may be affected by a change in the specific interest rate, currency or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty’s creditworthiness declines, the value of a swap agreement would likely decline, potentially resulting in losses.

Generally, swap agreements have fixed maturity dates that are agreed upon by the parties to the swap. The agreement can be terminated before the maturity date only under limited circumstances, such as default by or insolvency of one of the parties and can be transferred by a party only with the prior written consent of the other party. The Fund may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counterparty is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, the Fund may not be able to recover the money it expected to receive under the contract.

A swap agreement can be a form of leverage, which can magnify the Fund’s gains or losses.

The use of swaps can cause the Fund to be subject to additional regulatory requirements, which may generate additional Fund expenses.

The Fund monitors any swaps with a view towards ensuring that the Fund remains in compliance with all applicable regulatory, investment and tax requirements.

Involuntary Repurchases and Mandatory Redemptions

The Fund, consistent with the requirements of the Fund’s Declaration of Trust, the provisions of the 1940 Act and rules thereunder, including Rule 23c-2, has the right to repurchase or redeem Shares of a Shareholder or any person acquiring Shares from or through a Shareholder under certain circumstances, including:

●	ownership of Shares by a Shareholder or other person will cause the Fund to be in violation of, or subject the Fund to additional registration or regulation under, the securities, commodities or other laws of the U.S. or any other relevant jurisdiction;
B-8

●	continued ownership of such Shares may be harmful or injurious to the business or reputation of the Fund or the Adviser, or may subject the Fund or any Shareholder to an undue risk of adverse tax or other fiscal consequences;

●	any of the representations and warranties made by a Shareholder in connection with the acquisition of Shares was not true when made or has ceased to be true; or

●	it would be in the best interests of the Fund to repurchase or redeem Shares, subject to the conditions of Rule 23c-2 under the 1940 Act.
B-9

INVESTMENT RESTRICTIONS

FUNDAMENTAL INVESTMENT RESTRICTIONS

The Fund may not:

(1)	Purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may (i) invest in securities directly or indirectly secured by real estate or interests therein or issued by entities that invest in real estate or interests therein and (ii) acquire, hold and sell real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund’s ownership of other assets.

(2)	Purchase or sell commodities or commodity contracts or oil, gas or mineral programs, except to the extent permitted under the Investment Company Act of 1940 (the “1940 Act”), as interpreted, modified, or otherwise permitted from time to time by regulatory authority having jurisdiction. This restriction shall not prohibit the Fund, subject to restrictions described in the Prospectus and elsewhere in this Statement of Additional Information, from investing in instruments directly or indirectly secured by commodities or securities issued by entities that invest in or hold such commodities and acquire temporarily commodities as a result thereof, or purchasing, selling or entering into futures contracts, options on futures contracts, forward contracts, or any interest rate, securities-related or other derivative instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws;

(3)	Issue senior securities or borrow money except as permitted by the 1940 Act and the rules and interpretative positions of the SEC thereunder or otherwise as permitted by applicable law;

(4)	Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in selling portfolio securities;

(5)	Make loans to other persons, except to the extent permitted under the 1940 Act, as interpreted, modified, or otherwise permitted from time to time by regulatory authority having jurisdiction; and

(6)	Invest more than 25% of its total assets (taken at market value at the time of each investment) in the securities of issuers in any one industry or group of industries; provided that securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and tax-exempt securities of governments or their political subdivisions will not be considered to represent an industry (other than those securities backed only by the assets and revenues of non-governmental users with respect to which the Fund will not invest 25% or more of the value of its total assets (taken at market value at the time of each investment) in securities backed by the same source of revenue.

In addition, the Fund has adopted a fundamental policy that it will, under normal market conditions, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) directly or indirectly in Blackstone Underlying Funds (as defined in the Prospectus) that provide exposure to private market investments.

The Fund will treat with respect to participation interests both the financial intermediary and the borrower as “issuers” for purposes of fundamental investment restriction (6). If the Fund invests in another investment company and information about the industry concentration of such investment company’s holdings is known or should be known to the Fund, the Fund will consider such information in connection with compliance with fundamental investment restriction (6). In this regard, it shall not be a violation of this fundamental investment restriction to the extent that one or more Underlying Funds concentrate their investments in the equity securities of issuers in any one industry to the extent necessary for such Underlying Funds to approximate the composition of their target indexes, and such investments result in the Fund exceeding the percentage threshold set forth in this fundamental investment restriction. In addition, the Adviser will generally make determinations as to the appropriate industry categories and classifications for purposes of this fundamental investment restriction. As part of this determination, the Adviser may take into account a variety of considerations, including information provided by relevant third-party classification systems and internal analysis. Even where the Adviser relies primarily on a particular classification system, it may depart from that system in specific cases at its discretion. Additionally, information regarding the industry concentration of Blackstone Underlying Funds that are private funds (i.e., private investment funds excluded from the definition of “investment company” pursuant to Sections 3(c)(1) or 3(c)(7) of the 1940 Act) may be received on a delayed basis. The use of any particular classification system is not part of any fundamental policy, and the Fund may change any source used for determining industry classifications at any time without shareholder approval. Industry categories and issuer classifications may change over time as industry sectors and issuers evolve. Portfolio allocations shown in shareholder reports and other communications may use broader investment sectors or narrower sub-industry categories.

B-10

Investors should be aware that, during the Fund’s launch phase, the Fund’s holdings of certain Underlying Funds may represent a greater or lesser proportion of the Fund’s overall net assets than is intended to be the case, under normal market conditions, once the Fund’s investment strategies are fully implemented. As a result, during this period, the Fund may experience performance that is not reflective of the performance expected based on full implementation of the Fund’s investment strategies. There is the risk that, during such period, the Fund could experience losses, including losses greater than, or gains less than, the losses or gains that would otherwise be incurred were the strategies fully implemented.

The fundamental investment limitations set forth above restrict the ability of the Fund to engage in certain practices and purchase securities and other instruments other than as permitted by, or consistent with, applicable law, including the 1940 Act. Certain relevant limitations of the 1940 Act as they presently exist are described below or elsewhere in the Fund’s Prospectus or Statement of Additional Information. These limitations are based either on the 1940 Act itself, the rules or regulations thereunder or applicable orders of the SEC. In addition, interpretations and guidance provided by the SEC staff may be taken into account to determine if a certain practice or the purchase of securities or other instruments is permitted by the 1940 Act, the rules or regulations thereunder or applicable orders of the SEC. As a result, the foregoing fundamental investment policies may be interpreted differently over time as the statute, rules, regulations or orders (or, if applicable, interpretations) that relate to the meaning and effect of these policies change, and no vote of Shareholders, as applicable, will be required or sought.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

The Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Trustees without the approval of the holders of a majority of the outstanding voting securities of the Fund. The Fund may not:

(1)	Change or alter the Fund’s investment objective;

(2)	Purchase securities of other investment companies, except to the extent that such purchases are permitted by applicable law, including any rules or exemptive orders issued by the SEC; and

(3)	Purchase any securities on margin except as may be necessary in connection with transactions described under “Investment Objective, Policies and Risks” above and under “Investment Objective, Opportunities and Strategies” in the Prospectus and except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio investments (the deposit or payment by the Fund of initial or variation margin in connection with swaps, forward contracts and financial futures contracts and options thereon is not considered the purchase of a security on margin).

Compliance with any policy or limitation of the Fund that is expressed as a percentage of assets is determined at the time of purchase of portfolio securities. Unless otherwise required by the 1940 Act or rules thereunder, the policy will not be violated if these limitations are exceeded because of changes in the market value or investment rating of the Fund’s assets or if a borrower or issuer distributes equity securities incident to the purchase or ownership of a portfolio investment or in connection with a reorganization of a borrower or issuer. Notwithstanding the foregoing, the requirements of the Fund’s policy adopted pursuant to Rule 35d-1 under the 1940 Act (the “80% investment policy”) apply at the time of investment but, if the Fund identifies that its 80% investment policy is no longer satisfied, the Fund must make future investments in a manner that will bring the Fund into compliance with its 80% investment policy in the applicable timeframe prescribed by Rule 35d-1. The Fund may temporarily invest less than 80% of the value of its assets in accordance with its 80% investment policy during the Fund’s first 180 consecutive days, starting from the date the Fund commences operations.

B-11

The Fund interprets its policies with respect to borrowing and lending to permit such activities as may be lawful for the Fund, to the full extent permitted by the 1940 Act and rules adopted thereunder or by exemption from the provisions therefrom pursuant to an exemptive order of the SEC.

B-12

MANAGEMENT OF THE FUND

The Fund’s business and affairs are managed under the direction of the Board. The Board currently consists of [●] members, [●] of whom are not “interested persons” of the Fund as defined in Section 2(a)(19) of the 1940 Act. The Fund refers to these individuals as its independent trustees. The Board annually elects the Fund’s officers, who serve at the discretion of the Board. The Board maintains an [audit committee and a nominating and governance committee], and may establish additional committees from time to time as necessary.

Board of Trustees and Officers

Trustees

Information regarding the members of the Board is set forth below. The Trustees have been divided into two groups—Interested Trustees and Independent Trustees. As set forth in the Fund’s Declaration of Trust, each Trustee’s term of office shall continue until his or her death, resignation, removal, bankruptcy, adjudicated incompetence or other incapacity to perform the duties of the office of a Trustee.

Name, address(1) and age	Position(s) Held with the Fund	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(3)	Other Directorships Held by Trustee
Interested Trustee(2)
[●] ([●])	[Trustee]	[Since Inception]	[●]	[●]	[●]
Independent Trustees
[●] ([●])	[Trustee]	[Since Inception]	[●]	[●]	[●]
[●] ([●])	[Trustee]	[Since Inception]	[●]	[●]	[●]
[●] ([●])	[Trustee]	[Since Inception]	[●]	[●]	[●]

(1)	The address of each Trustee is care of the Secretary of the Fund at [●].

(2)	“Interested person,” as defined in the 1940 Act, of the Fund. [●] is an interested person of the Fund due to his or her affiliation with the Adviser.

(3)	The term “Fund Complex” means two or more registered investment companies that share the same investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies or hold themselves out to investors as related companies for the purpose of investment and investor services.
B-13

Officers

The following table sets forth each officer’s name, year of birth, position with the Fund and date first appointed to that position, and principal occupation(s) during the past five years. Each officer serves until his or her successor is chosen and qualified or until his or her resignation or removal by the Board of Trustees.

Name, address(1) and age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
[●] ([●])	[●]	[Since Inception]	[●]
[●] ([●])	[●]	[Since Inception]	[●]
[●] ([●])	[●]	[Since Inception]	[●]
[●] ([●])	[●]	[Since Inception]	[●]

(1)	The address of each officer is care of the Secretary of the Fund at [●].

Biographical Information and Discussion of Experience and Qualifications, etc.

Trustees

The following is a summary of the experience, qualifications, attributes and skills of each Trustee that support the conclusion, as of the date of this Statement of Additional Information, that each Trustee should serve as a Trustee of the Fund.

Interested Trustee

[●]

Independent Trustees

[●]

Board Structure and Role of the Board in Risk Oversight

[The 1940 Act requires that at least 40% of the trustees be independent trustees. Certain exemptive rules promulgated under the 1940 Act require that at least 50% of the trustees be independent trustees. Currently, [●] Trustees ([●]%) are Independent Trustees. The independent trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairperson of the Board of Trustees, regardless of whether the trustee happens to be independent or a member of management. The Board of Trustees has determined that its leadership structure, in which the Chairperson of the Board of Trustees is an interested person of the Fund, is appropriate because the Independent Trustees believe that an interested Chairperson has a personal and professional stake in the quality and continuity of services provided by management to the Fund. The independent trustees have determined that they can act independently and effectively without having an independent trustee serve as Chairperson or as a lead independent trustee and that a key factor for assuring that they are in a position to do so is for the trustees who are independent of management to constitute a majority of the Board.]

B-14

The Board expects to perform its risk oversight function primarily through (a) its [two] standing committees, which report to the entire Board and are comprised solely of independent trustees and (b) monitoring by the Fund’s Chief Compliance Officer in accordance with the Fund’s compliance policies and procedures.

Committees of the Board

The Board has established an audit committee and a nominating and governance committee. The Fund does not have a compensation committee because its officers do not receive any direct compensation from the Fund.

[Audit Committee. The members of the audit committee are [●], each of whom is independent for purposes of the 1940 Act. [●] serves as Chairperson of the audit committee. The audit committee is responsible for approving the Fund’s independent accountants, reviewing with the Fund’s independent accountants the plans and results of the audit engagement, approving professional services provided by the Fund’s independent accountants, reviewing the independence of the Fund’s independent accountants and reviewing the adequacy of the Fund’s internal accounting controls.

Nominating and Governance Committee. The members of the nominating and governance committee are [●], each of whom is independent for purposes of the 1940 Act. The nominating and governance committee is responsible for selecting, researching and nominating trustees for election by the Fund’s Shareholders, selecting nominees to fill vacancies on the Board or a committee of the Board Trustees, developing and recommending to the Board a set of corporate governance principles and overseeing the evaluation of the Board and its committees.

The nominating and governance committee may consider recommendations for nomination of individuals for election as trustees from Shareholders (which include the biographical information and the qualifications of the proposed nominee) to the [●] of the Fund, as the nominating and governance committee deems appropriate.]

Trustee Beneficial Ownership of Shares

The following table sets forth the dollar range of Shares beneficially owned by each Trustee as of [●], 2026.

Name of Trustee	Dollar Range of Equity Securities in the Fund(1), (2), (3)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies (4)
Interested Trustee
[●]	[None]	[●]
Independent Trustees
[●]	[None]	[●]
[●]	[None]	[●]
[●]	[None]	[●]

(1)	Dollar ranges are as follows: None, $1–$10,000, $10,001–$50,000, $50,001–$100,000, or Over $100,000.

(2)	Beneficial ownership determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended.

(3)	As of [●], 2026, the Fund had not commenced operations, and therefore the Trustees and Officers of the Fund did not own any shares of the Fund.

(4)	The Family of Investment Companies is defined as any two or more registered investment companies that (a) share the same investment adviser or principal underwriter; and (b) hold themselves out to investors as related companies for purposes of investment and investor services.

Compensation of Trustees

The Independent Trustees are paid an annual retainer of $[●]. The Chairperson of the [Audit Committee] is paid an additional annual fee of $[●]. All Trustees are reimbursed for their reasonable out-of-pocket expenses. The Trustees do not receive any pension or retirement benefits from the Fund.

B-15

The following table shows information regarding the estimated compensation to be earned by the Trustees, none of whom is an employee of the Fund, for services as a Trustee for the fiscal year ended [●], 2026. The Trustee who is an “interested person,” as defined in the 1940 Act, of the Fund and the Fund’s officers do not receive compensation from the Fund.

Name of Trustee	Aggregate Compensation from the Fund(1)	Aggregate Compensation from the Fund Complex (2)
Interested Trustee
[●]	None	None
Independent Trustees
[●]	$[●]	$[●]
[●]	$[●]	$[●]
[●]	$[●]	$[●]

(1)	As of [●], 2026, the Fund had not commenced operations, and therefore the Independent Trustees had not received any compensation from the Fund. As noted above, each Independent Trustee will receive an annual retainer of $[●], and the Chairpersons of the [Audit] and [Nominating and Governance Committees], respectively, will be paid an additional annual fee of $[●].

(2)	The term “Fund Complex” means two or more registered investment companies that share the same investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies or hold themselves out to investors as related companies for the purpose of investment and investor services.

Shareholder Communications

Shareholders may send communications to the Board. Shareholders should send communications intended for the Board by addressing the communication directly to the Board (or individual Trustees) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Trustees) and by sending the communication to the Fund’s office at [●]. Other Shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management’s discretion based upon the matters contained therein.

Codes of Ethics

The Fund and the Adviser have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to these codes may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Fund, so long as such investments are made in accordance with the applicable code’s requirements. The codes of ethics are included as exhibits to the registration statement of which this Statement of Additional Information forms a part. The codes of ethics are available on the EDGAR database on the SEC’s website at http://www.sec.gov. Shareholders may also obtain copies of each code of ethics, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

The Adviser

The Adviser, an investment adviser registered with the SEC under the Advisers Act, serves as the Fund’s adviser. The Adviser is responsible for the Fund’s investment strategy and the day-to-day management of the Fund’s assets.

[The Investment Management Agreement was approved by the Board and became effective on [●], 2026. Following an initial two-year term, the Investment Management Agreement will continue in effect from year to year, provided that each continuance is specifically approved at least annually by both (1) the vote of a majority of the Board or the vote of a majority of the outstanding securities of the Fund entitled to vote and (2) by the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval. In addition, the Investment Management Agreement has termination provisions that allow the parties to terminate the agreement without penalty. The Investment Management Agreement is terminable without penalty, inter alia, upon 60 days’ prior written notice by the Fund or by the Adviser. The Investment Management Agreement also provides that it will terminate automatically in the event of its “assignment,” as defined by the 1940 Act and the rules thereunder.]

B-16

Portfolio Management

Other Accounts Managed

The portfolio manager primarily responsible for the day-to-day management of the Fund also provides investment advisory or sub-advisory services to other registered investment companies, other pooled investment vehicles and other accounts, as indicated below. The following table identifies, as of [●], 2026: (i) the number of other registered investment companies, other pooled investment vehicles and other accounts managed by the portfolio manager; (ii) the total assets of such companies, vehicles and accounts; and (iii) the number and total assets of such companies, vehicles and accounts that are subject to an advisory fee based on performance.

	Number of Accounts		Assets of Accounts (in millions)	Number of Accounts Subject to a Performance Fee		Assets Subject to a Performance Fee (in millions)
[●]
Registered Investment Companies	[●]	$	[●]	[●]	$	[●]
Other Pooled Investment Vehicles	[●]	$	[●]	[●]	$	[●]
Other Accounts	[●]	$	[●]	[●]	$	[●]

Compensation of Portfolio Manager

[●]

Securities Ownership of Portfolio Manager

The following table shows the dollar range of equity securities in the Fund beneficially owned by the portfolio manager as of [●].

Name	Aggregate Dollar Range of Equity Securities in the Fund(1)
[●]	None

(1)	Dollar ranges are as follows: None, $1–$10,000, $10,001–$50,000, $50,001–$100,000, $100,001–$500,000, $500,001–$1,000,000 or Over $1,000,000. As of [●], 2026, the Fund had not commenced operations, and therefore the portfolio manager of the Fund did not own any shares of the Fund.

PORTFOLIO TRANSACTIONS

Subject to policies established by the Board of Trustees, the Adviser is primarily responsible for the execution of the Fund’s portfolio transactions and the allocation of any brokerage.

Portfolio transactions for the Fund will be allocated to brokers and dealers on the basis of numerous factors and not necessarily lowest pricing. Brokers and dealers may provide other services that are beneficial to the Adviser and/or certain client accounts, but not beneficial to all client accounts. Subject to seeking most favorable execution (best execution), in selecting brokers and dealers (including prime brokers) to execute transactions, provide financing and securities on loan, hold cash and short balances and provide other services, the Adviser may consider, among other factors that are deemed appropriate to consider under the circumstances, the following: the ability to execute a difficult or unique trade, the ability to provide anonymity and confidentiality, the breadth of the broker/dealer’s counterparty relationships, the likelihood of execution, the likelihood and timeliness of settlement, the broker/dealer’s underwriting capabilities, its use of automation, and its willingness to commit capital.

Many of the investments that the Adviser manages involve specialized services or unique sourcing considerations, resulting in higher commissions or their equivalents than would be the case with transactions requiring more routine services. Accordingly, the commission rates (or dealer markups and markdowns arising in connection with riskless principal transactions) charged to the Fund by brokers or dealers in the foregoing circumstances may be higher than those charged by other brokers or dealers that may not offer such services. A significant portion of the trading done for the Fund is done on a net basis, so in many circumstances it may not be possible to determine the amount of commission being paid to a broker or dealer. The Adviser need not solicit competitive bids and does not have an obligation to seek the lowest available commission cost or spread.

B-17

From time to time, the Fund may pay a broker-dealer commissions for effecting Fund transactions in excess of that which another broker-dealer might have charged for effecting the transaction in recognition of the value of the brokerage and research services provided by the broker-dealer. The Adviser may cause the Fund to effect such transactions, and receive such brokerage and research services, only to the extent that they fall within the safe harbor provided by Section 28(e) of the Securities Exchange Act of 1934, as amended, and subject to prevailing guidance provided by the SEC regarding Section 28(e). The investment information provided to the Adviser is designed to augment the Adviser’s own internal research and investment strategy capabilities. Research services furnished by brokers through which the Fund effects securities transactions are used by the Adviser in carrying out its investment responsibilities with respect to all its client accounts.

If the Adviser decides, based on the factors set forth above, to execute over-the-counter transactions on an agency basis through Electronic Communications Networks (“ECNs”), it will also consider the following factors when choosing to use one ECN over another: the ease of use; the flexibility of the ECN compared to other ECNs; and the level of care and attention that will be given to smaller orders.

As of the date of this prospectus, there were no brokerage commissions because the Fund had not yet commenced investment operations.

PROXY VOTING POLICY AND PROXY VOTING RECORD

The Adviser will vote proxies in connection with the Fund’s portfolio securities in accordance with its proxy voting policies and procedures. The Adviser votes proxies in the best interest of its clients as shareholders and in a manner that the Adviser believes maximizes the long-term economic value of their holdings. The Adviser’s proxy voting guidelines set forth broad guidelines and positions on common issues that it uses in voting proxies. Generally, issues that can be addressed by these guidelines are voted by means of standing instructions communicated to the Adviser’s primary voting agent. Some votes warrant analysis of specific facts and circumstances and therefore are reviewed individually. The Adviser examines such votes including internal research notes, third-party voting research and company engagement. While manual votes are often resolved by investment research teams, each portfolio manager is empowered to make a final decision for their relevant client portfolio(s), absent a material conflict of interest.

Proactive portfolio manager input is sought under certain circumstances, which may include consideration of position size and proposal subject matter and nature. Where portfolio manager input is proactively sought, deliberation across the firm may occur. This collaboration does not prioritize consensus across the firm above all other interests but rather seeks to inform portfolio managers’ decisions by allowing them to consider multiple perspectives. Portfolio managers may occasionally arrive at different voting conclusions for each client, resulting in different decisions for the same vote. The vote entered on a client’s behalf with respect to a particular proposal may differ from the proxy voting guidelines and/or from the vote entered on behalf of another client.

Voting procedures and the deliberation that occurs before a vote decision are aligned with the Adviser’s role as active owners and fiduciaries for its clients.

From time to time, the Adviser will have a business relationship with an issuer whose securities are held in a client account. The issuer may be a client, vendor or a lender. The Adviser’s broadly diversified base and functional lines of responsibility serve to minimize the number of, but not prevent, the conflicts created by those business relationships.

Annually, the Investment Stewardship Committee sets standards for identifying material conflicts based on the Adviser’s client, vendor and lender relationships and publishes those to individuals involved in the proxy voting process.

If a proxy is identified as presenting a material conflict of interest, the matter must be reviewed by designated members of the Investment Stewardship Committee, who will resolve the conflict in the best interest of the client and direct the vote accordingly. Because identifying potential conflicts is a self-reporting process, if the apparent conflict is not raised by someone within the firm it may not be identified and reviewed by the Investment Stewardship Committee.

B-18

Information on how the Fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 will be available without charge by calling [●], or on the SEC’s website at http://www.sec.gov. This reference to the website does not incorporate the contents of the website into this prospectus.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As the Fund had not commenced operations as of [●], 2026, and except as noted below, no persons owned of record or beneficially 5% or more of the outstanding Shares of the Fund as of that date.

[[●] is expected to provide the initial investment in the Fund. For so long as [●] has a greater than 25% interest in the Fund, it may be deemed to be a “control person” of the Fund for purposes of the 1940 Act.]

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

An independent registered public accounting firm for the Fund performs an annual audit of the Fund’s financial statements. The Board has engaged [●], located at [●], to serve as the Fund’s independent registered public accounting firm.

LEGAL COUNSEL

The Board has engaged Dechert LLP, located at One International Place, 40th Floor, 100 Oliver Street, Boston, Massachusetts 02110 to serve as the Fund’s legal counsel.

ADDITIONAL INFORMATION

A registration statement on Form N-2, including amendments thereto, relating to the Shares offered hereby, has been filed by the Fund with the SEC. The Prospectus and this Statement of Additional Information do not contain all of the information set forth in the registration statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the Shares offered hereby, reference is made to the registration statement. A copy of the registration statement may be reviewed on the EDGAR database on the SEC’s website at http://www.sec.gov. Prospective investors can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov).

B-19

FINANCIAL STATEMENTS

[To be filed by amendment.]

PART C: OTHER INFORMATION

Item 25. Financial Statements and Exhibits

(1)	Financial Statements:

Part A: Not applicable, as Registrant has not yet commenced operations.

Part B: Not applicable, as Registrant has not yet commenced operations.

(2)	Exhibits:

(a)	(1)	Certificate of Trust (1).
	(2)	Declaration of Trust (1).
	(3)	Amended and Restated Agreement and Declaration of Trust (2).

(b)	Bylaws (2).
(c)	Not applicable.
(d)	Multiple Class Plan Pursuant to Rule 18f-3 (2).
(e)	Dividend Reinvestment Plan (2).
(f)	Not applicable.

(g)	(1)	Investment Management Agreement between the Registrant and Adviser (2).
(h)	(1)	Distribution Agreement between the Registrant and [●] (2).
	(2)	Distribution and Shareholder Services Plan (2).
	(3)	Form of Dealer Agreement (2).
	(4)	Form of Rule 12d1-4 Fund of Funds Investment Agreement (2).
	(5)	Form of Rule 12d1-4 Fund of Funds Investment Agreement (2).

(i)	Not applicable.
(j)	Custodian Agreement (2).
(k)	(1)	Supervision and Administration Agreement between the Registrant and Administrator (2).
(2)	(i)	Expense Limitation Agreement (2).
	(ii)	Additional Reimbursement Agreement (2).

(l)	Opinion and Consent of Dechert LLP (2).
(m)	Not applicable.
(n)	Consent of Independent Registered Public Accounting Firm (2).
(o)	Not applicable.
(p)	Form of Subscription Agreement (2).
(q)	Not applicable.

(r)	(1)	Code of Ethics of the Registrant (2).
	(2)	Code of Ethics of the Adviser (2).

(s)	Filing Fee Table (1).
(t)	Powers of Attorney (2).

(1)	Previously filed as an exhibit to the Registration Statement on Form N-2 (File No. 333-291877), filed on December 1, 2025 and incorporated herein by reference.
(2)	To be filed by subsequent amendment.

Item 26. Marketing Arrangements

Reference is made to the Distribution Agreement, which is included as [Exhibit (2)(h)(1) hereto].

Item 27. Other Expenses of Issuance and Distribution

The following table sets forth the estimated expenses to be incurred in connection with the offering described in this registration statement:

Securities and Exchange Commission Registration Fees	$[●]
Blue Sky Fees	$[●]
Legal Fees	$[●]
Printing Expenses	$[●]
Total	$[●]

Item 28. Persons Controlled by or Under Common Control with the Registrant

No person is directly or indirectly controlled by or under common control with the Registrant.

Item 29. Number of Holder of Securities

Set forth below is the number of holders of securities of the Registrant as of [●], 2026:

Title of Class	Number of Record Holders
Shares of Beneficial Interest, Class A	0
Shares of Beneficial Interest, Class I	0
Shares of Beneficial Interest, Class M	0

Item 30. Indemnification

To be provided by amendment.

Item 31. Business and Other Connections of Investment Adviser

See “Management of the Fund” in the Statement of Additional Information. Information as to the directors and officers of Wellington Management Company LLP, the Registrant’s investment adviser, is included in its Form ADV filed with the SEC and is incorporated herein by reference thereto.

Item 32. Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules thereunder are maintained in the physical possession of [●] at [●].

Item 33. Management Services

Not applicable.

Item 34. Undertakings

(1)	The Registrant hereby undertakes to suspend the offering of its Shares until it amends its prospectus if (a) subsequent to the effective date of its Registration Statement, the NAV declines more than ten percent from its NAV as of the effective date of the Registration Statement or (b) the NAV increases to an amount greater than its net proceeds as stated in the prospectus.

(2)	Not applicable.

(3)	The Registrant hereby undertakes:

(a)	to file, during any period in which offers or sales are being made, a post-effective amendment to the Registration Statement:

(1)	to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933, as amended (the “Securities Act”);

(2)	to reflect in the prospectus any facts or events after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective Registration Statement.

(3)	to include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;

(b)	that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;

(c)	to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

(d)	that, for the purpose of determining liability under the Securities Act to any purchaser:

(1)	if the Registrant is relying on Rule 430B:

(A)	Each prospectus filed by the Registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

(B)	Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (x), or (xi) for the purpose of providing the information required by Section 10(a) of the Securities Act shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date; or

(2)	if the Registrant is subject to Rule 430C: Each prospectus filed pursuant to Rule 424(b) under the Securities Act as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use; and

(e)	that, for the purpose of determining liability under the Securities Act to any purchaser in the initial distribution of securities:

The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this Registration Statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1)	any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 424 under the Securities Act of 1933;

(2)	free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned Registrant;

(3)	the portion of any other free writing prospectus or advertisement pursuant to Rule 482 under the Securities Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(4)	any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

(4)	Not applicable.

(5)	Not applicable.

(6)	Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

(7)	The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery within two business days of receipt of a written or oral request, any Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston and Commonwealth of Massachusetts on the 26th day of February, 2026.

WVB BLACKSTONE ALL PRIVATES FUND

(A Delaware statutory trust)

By:	/s/ Molly K. Shannon
Molly K. Shannon
Trustee